                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07873

                             Nuveen Municipal Trust
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                      Date of fiscal year end: April 30
                                               --------

                      Date of reporting period: October 31, 2004
                                                ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------


Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Semiannual Report dated
                                               October 31, 2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund

[LOGO] Nuveen Investments

[PHOTO]



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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Fund Spotlight sections of this report.

With long-term interest rates still relatively low, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

December 15, 2004



        "No one knows what the future will bring, which is why we think a well-balanced portfolio . . . is an important
                     component in achieving your long-term
                               financial goals."


                           Semiannual Report  Page 1

  Portfolio Managers' Comments

  In the following discussion, portfolio managers John Miller, Tom Futrell, Bill Fitzgerald, and Dan Solender examine economic and market conditions, key investment strategies, and the performance of the Funds. John Miller, who has 11 years of investment experience with Nuveen Investments, has managed the Nuveen High Yield Municipal Bond Fund since 2000. Tom Futrell has 22 years of investment experience and has managed the Nuveen All-American Municipal Bond Fund since January 2003. Bill Fitzgerald has managed the Nuveen Intermediate Duration Municipal Bond Fund since January 2003 and has 17 years of investment experience. Dan Solender has managed the Nuveen Limited Term Municipal Bond Fund since November 2003 and the Nuveen Insured Municipal Bond Fund since May 2004. He has 18 years of investment experience.

--------------------------------------------------------------------------------

What factors had the greatest influence on the U.S. economy and the municipal market during the six month period ended October 31, 2004?

The U.S. economy continued to expand steadily, though more weakly than expected. Growth in gross domestic product, a measure of the value of the goods and services produced in a nation, was an annualized rate of 3.3 percent during this year's second quarter and 3.9 percent during the third quarter. Much of the economy's growth was driven by increased spending by consumers, who opened their wallets at their fastest pace since late 2001. A rise in business investment also contributed to the economy's expansion, as did growth in U.S. exports driven by the dollar's continuing weakness. A sharp rise in energy prices counterbalanced these positive influences. Oil reached an all-time high of $55 per barrel late in the period before settling closer to $50 by period end.

In addition to acting as a brake on the economy, the higher energy costs also fueled lingering concerns about inflation. Although gains in consumer prices were generally tame, prices rose at various times during the period, with a larger-than-expected increase of 0.6 percent during the final month of the reporting period. This increase was driven by rising energy prices as well as higher food costs. However, the core inflation rate, which excludes energy and food because of their monthly volatility, rose just 0.2 percent in October, a slight drop from September.

With the economy growing steadily and general evidence of rising inflation, the Federal Reserve Board (Fed) raised short-term interest rates for the first time since May 2000. The Fed instituted three different quarter-percentage-point increases in the federal funds rate between June and September 2004. (On November 10 and December 14, following the end of the reporting period, the Fed added two more quarter-point increases, bringing the overnight target rate to
2.25 percent.) Although further short-term interest rate hikes were expected, the Fed made clear its intention to continue raising rates at a "measured" pace.

In response to the Fed's monetary tightening, rates on the short end of the municipal yield curve rose sharply. However, with employment and economic growth more muted than many analysts expected, yields on longer municipal bonds actually fell, while their prices rose accordingly (bond yields and prices move in opposite directions). Many of the best-performing parts of the municipal market during the past six months included lower-rated securities offering investors higher yields. For the first three quarters of 2004, municipal bond supply remained strong. However, supply was 9 percent below that of the same period in 2003, as interest rates rose at various times and many issuers anticipated even higher interest rates in the future.

How did the Funds perform during the six months ended October 31, 2004?

The accompanying table on the next page provides total return performance information for the five Funds

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                           Semiannual Report  Page 2

Class A Shares--
Total Returns as of 10/31/04
--------------------------------------------------------------------------------

                                                    Average Annual
                                      Cumulative ---------------------
                                       6-Month   1-Year 5-Year 10-Year
                                      -          ---------------------
          Nuveen High Yield
            Municipal Bond Fund
            A Shares at NAV                7.05% 12.27%  9.17%     N/A
           A Shares at Offer               2.56%  7.53%  8.24%     N/A
          Lipper High Yield Municipal
            Debt Funds Category
            Average/1/                     4.13%  6.50%  5.24%     N/A
          Lehman Brothers High Yield
            Municipal Bond Index/2/        5.09%  9.86%  6.37%     N/A
          ------------------------------------------------------------

          Nuveen All-American
            Municipal Bond Fund
           A Shares at NAV                 5.50%  7.54%  6.52%   6.59%
           A Shares at Offer               1.08%  3.06%  5.61%   6.14%
          Lipper General Municipal
            Debt Funds Category
            Average/3/                     4.25%  5.23%  6.17%   6.07%
          Lehman Brothers Municipal
            Bond Index/4/                  4.79%  6.03%  7.19%   7.05%
          ------------------------------------------------------------

          Nuveen Insured Municipal
            Bond Fund
           A Shares at NAV                 4.69%  5.57%  6.40%   6.47%
           A Shares at Offer               0.26%  1.16%  5.48%   6.01%
          Lipper Insured Municipal
            Debt Funds Category
            Average/5/                     4.55%  4.93%  6.40%   6.14%
          Lehman Brothers Insured
            Municipal Bond Index/6/        5.10%  6.22%  7.69%   7.34%
          ------------------------------------------------------------


                                                   Average Annual
                                     Cumulative ---------------------
                                      6-Month   1-Year 5-Year 10-Year
                                     -          ---------------------

           Nuveen Intermediate
             Duration Municipal Bond
             Fund
            A Shares at NAV               4.74%  6.22%  5.91%   5.96%
            A Shares at Offer             1.58%  3.06%  5.26%   5.64%
           Lipper General Municipal
             Debt Funds Category
             Average/3/                   4.25%  5.23%  6.17%   6.07%
           Lehman Brothers 7-Year
             Municipal Bond Index/7/      4.27%  4.64%  6.65%   6.47%
           ----------------------------------------------------------

           Nuveen Limited Term
             Municipal Bond Fund
            A Shares at NAV               2.66%  3.25%  4.93%   4.96%
            A Shares at Offer             0.06%  0.66%  4.40%   4.69%
           Lipper Short-Intermediate
             Municipal Debt Funds
             Category Average/8/          2.00%  2.26%  4.62%   4.59%
           Lehman Brothers 5-Year
             Municipal Bond Index/9/      3.25%  3.28%  5.99%   5.84%
           ----------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% (3.0% for the Nuveen Intermediate Duration Municipal Bond Fund and 2.5% for the Nuveen Limited Term Municipal Bond Fund) maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.


================================================================================

1The Lipper peer group returns represent the average annualized total return of the 80, 80 and 73 funds in the Lipper High Yield Municipal Debt Funds Category for the respective six-month, one- and five-year periods ended October 31, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index composed of municipal bonds rated below BBB/Baa and does not reflect any initial or ongoing expenses. An index is not available for direct investment.
3The Lipper peer group returns represent the average annualized total return of the 302, 301, 267 and 230 funds in the Lipper General Municipal Debt Funds Category for the respective six-month, one-, five- and ten-year periods ended October 31, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
4The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.
5The Lipper peer group returns represent the average annualized total return of the 53, 53, 49 and 45 funds in the Lipper Insured Municipal Debt Funds Category for the respective six-month, one-, five- and ten-year periods ended October 31, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
6The Lehman Brothers Insured Municipal Bond Index is an unmanaged index composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA. An index is not available for direct investment.
7The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This index more closely compares to the duration of the bonds in the Fund's portfolio. An index is not available for direct investment.
8The Lipper peer group returns represent the average annualized total return of the 45, 45, 30 and 29 funds in the Lipper Short-Intermediate Municipal Debt Funds Category for the respective six-month, one-, five- and ten-year periods ended October 31, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
9The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This index more closely compares to the duration of the bonds in the Fund's portfolio. An index is not available for direct investment.

                           Semiannual Report  Page 3
for the six-month, one-year, five-year and ten-year periods ended October 31, 2004. Each Fund's total return performance is compared with its corresponding Lipper peer fund category and relevant Lehman Brothers Index. The reasons for each Fund's variance from the corresponding Lipper peer fund category and Lehman Brothers Index are discussed later in the report.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income, as dividends to shareholders. As of October 31, 2004, the Nuveen High Yield and Intermediate Duration Municipal Bond Funds had positive UNII for financial statement purposes and positive UNII balances for tax purposes. The Nuveen All-American, Insured and Limited Term Municipal Bond Funds had negative UNII for financial statement purposes and positive UNII balances for tax purposes.

What strategies were used to manage the Funds during the six months ended October 31, 2004? How did these strategies influence performance throughout the period?

All Nuveen municipal bond portfolios are managed with input from Nuveen's experienced research team. That input notwithstanding, each Fund's recent performance varied due to their differing investment objectives and a variety of unique circumstances. We outline some of these circumstances below, as well as provide more information about our management in response to these circumstances.

Nuveen High Yield Municipal Bond Fund

Compared to the Lipper High Yield Municipal Debt Funds Category Average and Lehman Brothers High Yield Municipal Bond Index, the Fund's total return at NAV greatly outperformed both during the past six months. The Fund's positive results can be attributed to several factors. Broadly speaking, the high-yield segment of the municipal market performed well in response to narrowing credit spreads (the differences between the market yields of lower-rated and higher-rated bonds) and a growing economy. Also, the Fund was generally overweighted in areas of the market that performed well during the period, including community development districts, hospitals, and charter schools.

Successful security selection in these areas further added to performance. The Fund was helped when a number of its holdings were upgraded and consequently gained in price. In the healthcare sector, for example, the Fund benefited from bonds issued for Oklahoma Hillcrest Healthcare System, a core holding for the past several years. As the issuer improved its financial situation, the bonds gained in value. The Oklahoma Hillcrest Hospital System was purchased by a private for-profit hospital chain, which then pre-refunded the bonds by creating an escrow account secured by government backed securities. The bonds were upgraded to AAA from B1 during the period, resulting in substantial price appreciation.

Relying heavily on our credit research team to guide us through the security selection process, we continued to position the portfolio with a focus on revenue bonds, specifically in community development districts, hospitals and charter schools. We like those bonds because we believe that focusing on projects that are vital to the communities in which they are located may make the Fund less susceptible to economic and interest-rate cycles. When selecting individual credits for the Fund, we looked for yield potential that we believed would compensate our shareholders for the bonds' inherent risks and provide the potential for rising valuations if the bonds' credit quality improves over time.


                           Semiannual Report  Page 4

Nuveen All-American Municipal Bond Fund

The total return at NAV of the Nuveen All-American Municipal Bond Fund outperformed both its Lipper peer group average and the Lehman Brothers Municipal Bond Index during the six-month reporting period. We believe the outperformance can be attributed to favorable security selection. In particular, the Fund was overweighted in lower-investment-grade and below-investment-grade bonds, both of which benefited from narrowing credit spreads as investors looked to add yield to their portfolios. The Fund also was helped by successful yield curve positioning, especially in its exposure to inverse floating-rate securities. These continued to perform very well despite the increases in short-term interest rates resulting from three Fed interest-rate hikes between June and September. As mentioned earlier, the Fed also raised rates twice after the period ended.

Our portfolio management approach did not change much during the past six months. We looked for opportunities to sell some of our larger holdings in lower- and below-investment-grade credits. In prior years the Fund's weighting in these higher-risk sectors occupied a larger-than-desired portion of the portfolio. During the period we continued to steadily reduce this weighting. We sold certain securities whose credit prospects we had less confidence in, including tobacco, industrial development, airport, and housing bonds. We also sought to take advantage of the market's strong demand for high-yield securities by selling the portfolio's names that we believed had limited additional appreciation prospects.

With the proceeds of these sales, we favored higher-coupon bonds with maturity dates of 15 to 20 years, priced to an embedded call option. Also, because the Fund was underweighted relative to the Lehman Brothers Municipal Bond Index in insured AAA-rated bonds, especially traditional general obligation tax-backed credits, we sought to add to our weighting in this area. Our yield curve focus was based on the analysis of Nuveen's municipal Yield Curve & Structure Team, which, noting the relative steepness of the yield curve, assessed this maturity range as offering the strongest current total-return prospects.

Nuveen Insured Municipal Bond Fund

During the past six months, the total return for the Nuveen Insured Municipal Bond Fund at NAV outperformed its Lipper peer group average but underperformed the Lehman Brothers Insured Municipal Bond Index. Similar to the All-American Fund, we believe the Fund's outperformance relative to its peers was influenced by successful yield curve positioning, especially in its exposure to inverse floating-rate securities. The strong performance from these securities' exposure to the long-intermediate portion of the yield curve outweighed the negative impact from the Federal Reserve's interest rate hikes. Despite the strong performance of these bonds, the Fund's overweight in pre-refunded bonds detracted from performance compared to the Lehman Brothers Insured Municipal Bond Index because they shortened the Fund's duration in an environment where interest rates were falling.

In selecting new investments for the Fund, we noted the current steepness of the yield curve and saw particular value in bonds with 15- to 20-year maturities. We favored this maturity range because the yield curve is very steep compared to historical levels offering strong total return potential as the bonds in these maturities keep getting a year closer to maturity. New purchases also tended to focus on premium bonds, which we believed could help protect the Fund from the impact of higher interest rates. By contrast, we generally saw limited value potential from housing bonds, whose call risk has been high as mortgage rates remained historically low and homeowners continued to prepay mortgages.

During the period we noted a tightening of yield spreads between tax-free bonds from the so-called specialty states, high-tax states such as California and New York, and non-specialty states. In most years, spreads between the two have been wider because of higher demand for specialty-state bonds.


                           Semiannual Report  Page 5

As demand increased for non-specialty-state bonds, however, spreads narrowed, leading us to favor specialty-state bonds as a source of additional relative value for shareholders.

Nuveen Intermediate Duration Municipal Bond Fund

During the six-month reporting period, the total return for the Nuveen Intermediate Duration Municipal Bond Fund at NAV beat its Lipper peer group, the Lipper General Municipal Debt Funds Category Average, as well as the Lehman Brothers 7-Year Municipal Bond Index. One reason for the outperformance was an underweighting in AAA-rated bonds and overweightings in bonds rated BBB and A. As credit spreads narrowed, reflecting high demand for lower- and below-investment-grade securities, these higher-risk bonds enjoyed better relative returns. Also, compared to the Lehman Brothers 7-Year Municipal Bond Index, which consists of bonds with durations of six to eight years, the Fund benefited from its stake in bonds with maturities exceeding eight years. As rates declined in this maturity range, the added duration contributed to performance. Finally, positive security selection, especially in the healthcare and power sectors, generally helped performance, despite poor results from the portfolio's pre-refunded holdings.

We made few changes to our overall management strategy during the past six months. We maintained the Fund's underweighting relative to the Lehman Brothers 7-Year Municipal Bond Index in insured bonds and its overweighting in lower-investment-grade bonds. We believed that lower-rated bonds continued to offer value potential despite narrowing credit spreads. We also maintained our underweighting of general obligation bonds, which we believed no longer offered the appreciation potential of a few years ago, when state and local governments were having more difficulty balancing their budgets and higher relative yields were available to compensate investors for the uncertainty. The Fund also was underweighted in bonds with maturities of eight years of less; we wished to add securities in this part of the yield curve to help prepare the portfolio for anticipated higher interest rates. Finally, we purchased positions in bonds with mandatory puts, meaning that issuers agree to buy back the bonds at par value on their call date. By period end, we believed these bonds had reached their relative value potential. Accordingly, we intend to reduce these positions as opportunities present themselves.

Nuveen Limited Term Municipal Bond Fund

The Nuveen Limited Term Municipal Bond Fund's total return at NAV during the six-month reporting period outperformed that of its peer group, the Lipper Short-Intermediate Municipal Debt Funds Category Average, but trailed that of the Lehman Brothers 5-Year Municipal Bond Index. We attribute the Fund's relative performance to what we presume is its overweight in BBB-rated bonds and a slightly longer-than-average duration compared to our peer group, but a slightly shorter-than-average duration compared to the Lehman Brothers 5-Year Municipal Bond Index.

When making new purchases for the Fund, we tended to emphasize bonds in the four- to five-year part of the yield curve, which we believed offered more relative value than shorter bonds. Accordingly, we adopted a "bullet" portfolio structure as opposed to a "barbell" strategy. In other words, rather than concentrating the fund's investments on both ends of the limited-term yield curve, we focused on the part of the curve we believed offered our shareholders the best total-return prospects.

The Fund maintained an overweighting in BBB-rated bonds. We were comfortable with this positioning in lower-rated securities because of our robust credit research and the fact that the relatively limited time before these bonds mature makes it easier to anticipate credit outcomes for the life of the securities. As yield spreads between lower-rated and higher-rated bonds narrowed during the period, we noted that the tightening effect was greater for longer-dated securities


                           Semiannual Report  Page 6
because of more limited demand for shorter BBB-rated bonds. At period end, 22 percent of the portfolio was in bonds rated BBB. A number of these were in the healthcare sector, where we found a handful of opportunities we believed offered strong value for our shareholders.


                           Semiannual Report  Page 7

--------------------------------------------------------------------------------
  Fund Spotlight as of 10/31/04            Nuveen High Yield Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $21.36   $21.33   $21.34   $21.36
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.1030  $0.0900  $0.0935  $0.1065
         --------------------------------------------------------------
         Latest Ordinary Income
          Distribution/2/            $0.0027  $0.0027  $0.0027  $0.0027
         --------------------------------------------------------------
         Inception Date              6/07/99  6/07/99  6/07/99  6/07/99
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge
(CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                 Average Annual Total Returns as of 10/31/04
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                          12.27%  7.53%
                 ---------------------------------------------
                 5-Year                           9.17%  8.24%
                 ---------------------------------------------
                 Since Inception                  7.53%  6.68%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                          11.41%  7.41%
                 ---------------------------------------------
                 5-Year                           8.38%  8.23%
                 ---------------------------------------------
                 Since Inception                  6.73%  6.59%
                 ---------------------------------------------

                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                          11.63%
                 ---------------------------------------------
                 5-Year                           8.59%
                 ---------------------------------------------
                 Since Inception                  6.94%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                          12.44%
                 ---------------------------------------------
                 5-Year                           9.40%
                 ---------------------------------------------
                 Since Inception                  7.74%
                 ---------------------------------------------

                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                5.79%  5.54%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              5.31%  5.09%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    7.38%  7.07%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                5.06%
                 ---------------------------------------------
                 SEC 30-Day Yield                 4.57%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      6.35%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                5.26%
                 ---------------------------------------------
                 SEC 30-Day Yield                 4.77%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      6.63%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                5.98%
                 ---------------------------------------------
                 SEC 30-Day Yield                 5.52%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      7.67%
                 ---------------------------------------------

                        Average Annual Total Returns as of 9/30/04
                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                11.84%      7.16%
                        ------------------------------------------
                        5-Year                 8.74%      7.81%
                        ------------------------------------------
                        Since Inception        7.43%      6.56%
                        ------------------------------------------
                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                11.04%      7.04%
                        ------------------------------------------
                        5-Year                 7.95%      7.80%
                        ------------------------------------------
                        Since Inception        6.63%      6.49%
                        ------------------------------------------
                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                11.26%
                        ------------------------------------------
                        5-Year                 8.16%
                        ------------------------------------------
                        Since Inception        6.84%
                        ------------------------------------------
                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                12.06%
                        ------------------------------------------
                        5-Year                 8.97%
                        ------------------------------------------
                        Since Inception        7.64%
                        ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $877,901
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    20.69
           ---------------------------------------------------------
           Average Duration                                     6.89
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid November 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2004.
2Paid December 3, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because a fund may be paying out more or less than it is earning and it may not include the effect of amortization of bonds.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's Policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

                          Semiannual Report l Page 8

--------------------------------------------------------------------------------
  Fund Spotlight as of 10/31/04            Nuveen High Yield Municipal Bond Fund
================================================================================


Bond Credit Quality/1/
                                    [CHART]


                      AAA/U.S. Guaranteed     14.1%
                      AA                       0.1%
                      A                        1.5%
                      BBB                     10.4%
                      NR                      49.1%
                      BB or Lower             24.8%

                          Sectors/1/
                          Tax Obligation/Limited 35.5%
                          ----------------------------
                          Healthcare             16.9%
                          ----------------------------
                          Utilities              12.4%
                          ----------------------------
                          Materials               7.0%
                          ----------------------------
                          Transportation          6.9%
                          ----------------------------
                          Housing/Multifamily     2.7%
                          ----------------------------
                          Long-Term Care          2.7%
                          ----------------------------
                          Other                  15.9%
                          ----------------------------

                              States/1/
                              California    15.6%
                              -------------------
                              Colorado      10.9%
                              -------------------
                              Florida       10.3%
                              -------------------
                              Texas          6.4%
                              -------------------
                              Michigan       5.1%
                              -------------------
                              Nevada         4.2%
                              -------------------
                              Virginia       3.9%
                              -------------------
                              Pennsylvania   3.8%
                              -------------------
                              Illinois       3.3%
                              -------------------
                              Louisiana      3.3%
                              -------------------
                              Arizona        3.0%
                              -------------------
                              Massachusetts  3.0%
                              -------------------
                              Indiana        2.5%
                              -------------------
                              New York       2.3%
                              -------------------
                              Wisconsin      2.2%
                              -------------------
                              Other         20.2%
                              -------------------

1As a percentage of total holdings as of October 31, 2004. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance

                                            Actual Performance                  (5% return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (5/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (10/31/04)   $1,070.50 $1,066.20 $1,067.20 $1,071.60 $1,020.77 $1,016.99 $1,018.00 $1,021.78
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.59 $    8.49 $    7.45 $    3.55 $    4.48 $    8.29 $    7.27 $    3.47
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .88%, 1.63%, 1.43%, and .68% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Semiannual Report l Page 9

--------------------------------------------------------------------------------
  Fund Spotlight as of 10/31/04          Nuveen All-American Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $11.07   $11.09   $11.07   $11.10
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0440  $0.0370  $0.0390  $0.0455
         --------------------------------------------------------------
         Latest Ordinary Income
          Distribution/2/            $0.0018  $0.0018  $0.0018  $0.0018
         --------------------------------------------------------------
         Inception Date             10/03/88  2/05/97  6/02/93  2/06/97
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                 Average Annual Total Returns as of 10/31/04
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           7.54%  3.06%
                 ---------------------------------------------
                 5-Year                           6.52%  5.61%
                 ---------------------------------------------
                 10-Year                          6.59%  6.14%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           6.81%  2.81%
                 ---------------------------------------------
                 5-Year                           5.75%  5.59%
                 ---------------------------------------------
                 10-Year                          6.01%  6.01%
                 ---------------------------------------------

                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.04%
                 ---------------------------------------------
                 5-Year                           5.97%
                 ---------------------------------------------
                 10-Year                          6.02%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.80%
                 ---------------------------------------------
                 5-Year                           6.75%
                 ---------------------------------------------
                 10-Year                          6.76%
                 ---------------------------------------------

                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.77%  4.57%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.43%  3.29%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    4.76%  4.57%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.00%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.69%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.74%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.23%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.88%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.00%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.92%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.63%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.04%
                 ---------------------------------------------

                            Average Annual Total Returns as of 9/30/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            6.30%        1.81%
                            ------------------------------------------
                            5-Year            5.96%        5.05%
                            ------------------------------------------
                            10-Year           6.27%        5.81%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            5.48%        1.48%
                            ------------------------------------------
                            5-Year            5.15%        4.98%
                            ------------------------------------------
                            10-Year           5.69%        5.69%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            5.71%
                            ------------------------------------------
                            5-Year            5.36%
                            ------------------------------------------
                            10-Year           5.67%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            6.46%
                            ------------------------------------------
                            5-Year            6.15%
                            ------------------------------------------
                            10-Year           6.43%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $347,388
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    15.32
           ---------------------------------------------------------
           Average Duration                                     6.11
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid November 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2004.
2Paid December 3, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because a fund may be paying out more or less than it is earning and it may not include the effect of amortization of bonds.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's Policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

                          Semiannual Report l Page 10

--------------------------------------------------------------------------------
  Fund Spotlight as of 10/31/04          Nuveen All-American Municipal Bond Fund
================================================================================


Bond Credit Quality/1/
                                    [CHART]


                      AAA/U.S. Guaranteed     53.3%
                      AA                      15.7%
                      A                       13.9%
                      BBB                     11.1%
                      NR                       2.8%
                      BB or Lower              3.2%

                    Sectors/1/
                    Utilities                         18.2%
                    ---------------------------------------
                    U.S. Guaranteed                   15.8%
                    ---------------------------------------
                    Healthcare                        14.2%
                    ---------------------------------------
                    Tax Obligation/Limited            13.3%
                    ---------------------------------------
                    Transportation                    10.4%
                    ---------------------------------------
                    Tax Obligation/General             9.0%
                    ---------------------------------------
                    Education and Civic Organizations  6.2%
                    ---------------------------------------
                    Other                             12.9%
                    ---------------------------------------

                              States/1/
                              New York       14.8%
                              --------------------
                              California      8.6%
                              --------------------
                              Texas           7.9%
                              --------------------
                              Illinois        5.9%
                              --------------------
                              Tennessee       5.7%
                              --------------------
                              Washington      4.6%
                              --------------------
                              Pennsylvania    3.8%
                              --------------------
                              Massachusetts   3.7%
                              --------------------
                              Colorado        3.4%
                              --------------------
                              Indiana         3.1%
                              --------------------
                              Florida         2.9%
                              --------------------
                              Wisconsin       2.8%
                              --------------------
                              South Carolina  2.7%
                              --------------------
                              Michigan        2.7%
                              --------------------
                              Alabama         2.6%
                              --------------------
                              Connecticut     2.2%
                              --------------------
                              Maryland        2.2%
                              --------------------
                              Other          20.4%
                              --------------------

1As a percentage of total holdings as of October 31, 2004. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance

                                            Actual Performance                  (5% return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (5/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (10/31/04)   $1,055.00 $1,050.90 $1,052.20 $1,055.80 $1,021.12 $1,017.34 $1,018.35 $1,022.13
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.20 $    8.06 $    7.03 $    3.16 $    4.13 $    7.93 $    6.92 $    3.11
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .81%, 1.56%, 1.36%, and .61% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Semiannual Report l Page 11

--------------------------------------------------------------------------------
  Fund Spotlight as of 10/31/04               Nuveen Insured Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $11.12   $11.13   $11.05   $11.09
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0405  $0.0335  $0.0350  $0.0420
         --------------------------------------------------------------
         Inception Date              9/06/94  2/04/97  9/07/94 12/22/86
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                 Average Annual Total Returns as of 10/31/04
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           5.57%  1.16%
                 ---------------------------------------------
                 5-Year                           6.40%  5.48%
                 ---------------------------------------------
                 10-Year                          6.47%  6.01%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           4.86%  0.86%
                 ---------------------------------------------
                 5-Year                           5.62%  5.46%
                 ---------------------------------------------
                 10-Year                          5.83%  5.83%
                 ---------------------------------------------

                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           5.07%
                 ---------------------------------------------
                 5-Year                           5.86%
                 ---------------------------------------------
                 10-Year                          5.84%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           5.76%
                 ---------------------------------------------
                 5-Year                           6.61%
                 ---------------------------------------------
                 10-Year                          6.67%
                 ---------------------------------------------

                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                4.37%  4.19%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.07%  2.94%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    4.26%  4.08%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.61%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.32%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      3.22%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.80%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.52%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      3.50%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.54%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.27%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.54%
                 ---------------------------------------------

                            Average Annual Total Returns as of 9/30/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            4.44%        0.02%
                            ------------------------------------------
                            5-Year            6.01%        5.11%
                            ------------------------------------------
                            10-Year           6.16%        5.71%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            3.65%       -0.35%
                            ------------------------------------------
                            5-Year            5.21%        5.05%
                            ------------------------------------------
                            10-Year           5.53%        5.53%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            3.85%
                            ------------------------------------------
                            5-Year            5.43%
                            ------------------------------------------
                            10-Year           5.49%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            4.63%
                            ------------------------------------------
                            5-Year            6.20%
                            ------------------------------------------
                            10-Year           6.37%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $910,310
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.62
           ---------------------------------------------------------
           Average Duration                                     5.57
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid November 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2004.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because a fund may be paying out more or less than it is earning and it may not include the effect of amortization of bonds.
3The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's Policy permitting waiver of the A Share load in certain specified circumstances.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

                          Semiannual Report l Page 12

--------------------------------------------------------------------------------
  Fund Spotlight as of 10/31/04               Nuveen Insured Municipal Bond Fund
================================================================================


Bond Credit Quality/1/
                                    [CHART]

Insured           77.6%

Insured and
U.S. Guaranteed   19.7%

U.S. Guaranteed    2.7%

The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

                          Sectors/1/
                          U.S. Guaranteed        22.4%
                          ----------------------------
                          Tax Obligation/General 16.2%
                          ----------------------------
                          Tax Obligation/Limited 15.6%
                          ----------------------------
                          Transportation         13.1%
                          ----------------------------
                          Healthcare              8.3%
                          ----------------------------
                          Utilities               7.8%
                          ----------------------------
                          Housing/Multifamily     5.7%
                          ----------------------------
                          Water and Sewer         5.0%
                          ----------------------------
                          Other                   5.9%
                          ----------------------------

                              States/1/
                              Illinois       11.9%
                              --------------------
                              Texas          10.7%
                              --------------------
                              Washington      9.4%
                              --------------------
                              Indiana         7.0%
                              --------------------
                              Michigan        6.7%
                              --------------------
                              California      6.6%
                              --------------------
                              Colorado        4.3%
                              --------------------
                              Alabama         3.9%
                              --------------------
                              South Carolina  3.8%
                              --------------------
                              Florida         3.8%
                              --------------------
                              Pennsylvania    3.6%
                              --------------------
                              Tennessee       3.1%
                              --------------------
                              Massachusetts   2.1%
                              --------------------
                              Missouri        1.8%
                              --------------------
                              Oklahoma        1.8%
                              --------------------
                              Other          19.5%
                              --------------------

1As a percentage of total holdings as of October 31, 2004. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance

                                            Actual Performance                  (5% return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (5/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (10/31/04)   $1,046.90 $1,043.80 $1,045.00 $1,047.90 $1,021.17 $1,017.39 $1,018.40 $1,022.18
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.13 $    7.98 $    6.96 $    3.10 $    4.08 $    7.88 $    6.87 $    3.06
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .80%, 1.55%, 1.35%, and .60% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Semiannual Report l Page 13

--------------------------------------------------------------------------------
  Fund Spotlight as of 10/31/04   Nuveen Intermediate Duration Municipal Bond
   Fund
================================================================================

     Quick Facts
                                       A Shares B Shares C Shares R Shares
     ---------------------------------------------------------------------
     NAV                                  $9.26    $9.27    $9.27    $9.27
     ---------------------------------------------------------------------
     Latest Monthly Dividend/1/         $0.0280  $0.0220  $0.0235  $0.0295
     ---------------------------------------------------------------------
     Latest Capital Gain and
      Ordinary Income Distributions/2/  $0.0855  $0.0855  $0.0855  $0.0855
     ---------------------------------------------------------------------
     Inception Date                     6/13/95  2/07/97  6/13/95 11/29/76
     ---------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                 Average Annual Total Returns as of 10/31/04
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           6.22%  3.06%
                 ---------------------------------------------
                 5-Year                           5.91%  5.26%
                 ---------------------------------------------
                 10-Year                          5.96%  5.64%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           5.38%  1.38%
                 ---------------------------------------------
                 5-Year                           5.12%  4.96%
                 ---------------------------------------------
                 10-Year                          5.36%  5.36%
                 ---------------------------------------------

                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           5.59%
                 ---------------------------------------------
                 5-Year                           5.31%
                 ---------------------------------------------
                 10-Year                          5.33%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           6.41%
                 ---------------------------------------------
                 5-Year                           6.11%
                 ---------------------------------------------
                 10-Year                          6.19%
                 ---------------------------------------------

                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                3.63%  3.52%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.09%  2.99%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    4.29%  4.15%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                2.85%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.34%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.25%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.04%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.54%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.53%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.82%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.29%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.57%
                 ---------------------------------------------

                            Average Annual Total Returns as of 9/30/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            5.15%        2.05%
                            ------------------------------------------
                            5-Year            5.49%        4.85%
                            ------------------------------------------
                            10-Year           5.77%        5.45%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            4.43%        0.43%
                            ------------------------------------------
                            5-Year            4.73%        4.56%
                            ------------------------------------------
                            10-Year           5.17%        5.17%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            4.64%
                            ------------------------------------------
                            5-Year            4.92%
                            ------------------------------------------
                            10-Year           5.14%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            5.35%
                            ------------------------------------------
                            5-Year            5.69%
                            ------------------------------------------
                            10-Year           5.99%
                            ------------------------------------------

          Portfolio Statistics
          Net Assets ($000)                                $2,716,027
          -----------------------------------------------------------
          Average Effective Maturity on Securities (Years)      11.40
          -----------------------------------------------------------
          Average Duration                                       4.95
          -----------------------------------------------------------

--------------------------------------------------------------------------------
1Paid November 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2004.
2Paid December 3, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because a fund may be paying out more or less than it is earning and it may not include the effect of amortization of bonds.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's Policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

                          Semiannual Report l Page 14

--------------------------------------------------------------------------------
  Fund Spotlight as of 10/31/04   Nuveen Intermediate Duration Municipal Bond
   Fund
================================================================================


Bond Credit Quality/1/
                                    [CHART]

                       AAA/U.S. Guaranteed     56.3%
                       AA                      15.9%
                       A                       14.5%
                       BBB                     10.4%
                       NR                       0.7%
                       BB or Lower              2.2%

                          Sectors/1/
                          Tax Obligation/Limited 21.4%
                          ----------------------------
                          Tax Obligation/General 15.2%
                          ----------------------------
                          Utilities              15.2%
                          ----------------------------
                          U.S. Guaranteed        13.2%
                          ----------------------------
                          Healthcare             12.6%
                          ----------------------------
                          Transportation          7.6%
                          ----------------------------
                          Other                  14.8%
                          ----------------------------

                              States/1/
                              New York       12.4%
                              --------------------
                              California     12.1%
                              --------------------
                              Illinois       11.4%
                              --------------------
                              Texas           6.6%
                              --------------------
                              Massachusetts   6.3%
                              --------------------
                              Michigan        5.9%
                              --------------------
                              Washington      5.5%
                              --------------------
                              Puerto Rico     4.4%
                              --------------------
                              Wisconsin       4.2%
                              --------------------
                              North Carolina  3.0%
                              --------------------
                              New Jersey      2.6%
                              --------------------
                              Indiana         2.5%
                              --------------------
                              Florida         2.4%
                              --------------------
                              Other          20.7%
                              --------------------

1As a percentage of total holdings as of October 31, 2004. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance

                                            Actual Performance                  (5% return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (5/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (10/31/04)   $1,047.40 $1,043.20 $1,044.20 $1,048.30 $1,021.32 $1,017.54 $1,018.55 $1,022.33
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    3.97 $    7.83 $    6.80 $    2.94 $    3.92 $    7.73 $    6.72 $    2.91
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .77%, 1.52%, 1.32%, and .57% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Semiannual Report l Page 15

--------------------------------------------------------------------------------
  Fund Spotlight as of 10/31/04          Nuveen Limited Term Municipal Bond Fund
================================================================================

             Quick Facts
                                        A Shares C Shares R Shares
             -----------------------------------------------------
             NAV                          $10.89   $10.87   $10.85
             -----------------------------------------------------
             Latest Monthly Dividend/1/  $0.0290  $0.0260  $0.0310
             -----------------------------------------------------
             Inception Date             10/19/87 12/01/95  2/06/97
             -----------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 2.5% maximum sales charge. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                   Average Annual Total Returns as of 10/31/04
                   A Shares                          NAV Offer
                   -------------------------------------------
                   1-Year                          3.25% 0.66%
                   -------------------------------------------
                   5-Year                          4.93% 4.40%
                   -------------------------------------------
                   10-Year                         4.96% 4.69%
                   -------------------------------------------

                   C Shares                          NAV
                   -------------------------------------------
                   1-Year                          2.92%
                   -------------------------------------------
                   5-Year                          4.57%
                   -------------------------------------------
                   10-Year                         4.60%
                   -------------------------------------------
                   R Shares                          NAV
                   -------------------------------------------
                   1-Year                          3.49%
                   -------------------------------------------
                   5-Year                          5.14%
                   -------------------------------------------
                   10-Year                         5.11%
                   -------------------------------------------

                   Tax-Free Yields
                   A Shares                          NAV Offer
                   -------------------------------------------
                   Dividend Yield/2/               3.20% 3.12%
                   -------------------------------------------
                   SEC 30-Day Yield/3/             2.62% 2.56%
                   -------------------------------------------
                   Taxable-Equivalent Yield/3,4/   3.64% 3.56%
                   -------------------------------------------
                   C Shares                          NAV
                   -------------------------------------------
                   Dividend Yield/2/               2.87%
                   -------------------------------------------
                   SEC 30-Day Yield                2.27%
                   -------------------------------------------
                   Taxable-Equivalent Yield/4/     3.15%
                   -------------------------------------------
                   R Shares                          NAV
                   -------------------------------------------
                   Dividend Yield/2/               3.43%
                   -------------------------------------------
                   SEC 30-Day Yield                2.82%
                   -------------------------------------------
                   Taxable-Equivalent Yield/4/     3.92%
                   -------------------------------------------

                              Average Annual Total Returns as of 9/30/04
                              A Shares           NAV        Offer
                              ------------------------------------------
                              1-Year           2.60%        0.04%
                              ------------------------------------------
                              5-Year           4.77%        4.25%
                              ------------------------------------------
                              10-Year          4.88%        4.61%
                              ------------------------------------------
                              C Shares           NAV
                              ------------------------------------------
                              1-Year           2.17%
                              ------------------------------------------
                              5-Year           4.39%
                              ------------------------------------------
                              10-Year          4.51%
                              ------------------------------------------
                              R Shares           NAV
                              ------------------------------------------
                              1-Year           2.84%
                              ------------------------------------------
                              5-Year           4.97%
                              ------------------------------------------
                              10-Year          5.01%
                              ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $862,504
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)     4.48
           ---------------------------------------------------------
           Average Duration                                     3.57
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid November 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended October 31, 2004.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because a fund may be paying out more or less than it is earning and it may not include the effect of amortization of bonds.
3The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's Policy permitting waiver of the A Share load in certain specified circumstances.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

                          Semiannual Report l Page 16

--------------------------------------------------------------------------------
  Fund Spotlight as of 10/31/04          Nuveen Limited Term Municipal Bond Fund
================================================================================


Bond Credit Quality/1/
                                    [CHART]

                       AAA/U.S. Guaranteed     36.5%
                       AA                      20.2%
                       A                       17.5%
                       BBB                     22.0%
                       NR                       2.8%
                       BB or Lower              1.0%

                    Sectors/1/
                    Utilities                         20.3%
                    ---------------------------------------
                    Healthcare                        20.2%
                    ---------------------------------------
                    Tax Obligation/Limited            17.2%
                    ---------------------------------------
                    Tax Obligation/General            11.5%
                    ---------------------------------------
                    Education and Civic Organizations  8.4%
                    ---------------------------------------
                    Transportation                     5.5%
                    ---------------------------------------
                    Other                             16.9%
                    ---------------------------------------

                              States/1/
                              New York       11.9%
                              --------------------
                              California     10.0%
                              --------------------
                              Texas           6.6%
                              --------------------
                              Florida         5.8%
                              --------------------
                              Massachusetts   5.5%
                              --------------------
                              Ohio            4.3%
                              --------------------
                              Washington      4.0%
                              --------------------
                              Illinois        3.9%
                              --------------------
                              Wisconsin       3.8%
                              --------------------
                              Pennsylvania    3.8%
                              --------------------
                              Oregon          3.7%
                              --------------------
                              New Jersey      3.0%
                              --------------------
                              Kentucky        3.0%
                              --------------------
                              Colorado        3.0%
                              --------------------
                              Alabama         2.4%
                              --------------------
                              North Carolina  2.3%
                              --------------------
                              Virginia        2.3%
                              --------------------
                              Other          20.7%
                              --------------------

1As a percentage of total holdings as of October 31, 2004. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                  Hypothetical Performance

                                       Actual Performance        (5% return before expenses)
                                  ----------------------------- -----------------------------

                                   A Shares  C Shares  R Shares  A Shares  C Shares  R Shares
---------------------------------------------------------------------------------------------
Beginning Account Value (5/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
---------------------------------------------------------------------------------------------
Ending Account Value (10/31/04)   $1,026.60 $1,024.90 $1,027.80 $1,021.58 $1,019.81 $1,022.58
---------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    3.68 $    5.46 $    2.66 $    3.67 $    5.45 $    2.65
---------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .72%, 1.07%, and .52% for Classes A, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Semiannual Report l Page 17

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Alabama - 0.1%

   $   1,000 Butler Industrial Development Board, Alabama, Solid Waste     3/05 at 102.00       BB+ $      1,021,610
              Disposal Revenue Bonds, James River Corporation Project,
              Series 1994, 8.000%, 9/01/28 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Arizona - 3.1%

             Arizona Health Facilities Authority, Hospital System
             Revenue Bonds, Phoenix Children's Hospital, Series 2002A:
         150  5.375%, 2/15/18                                              2/12 at 101.00       Ba2          140,048
       1,430  6.250%, 2/15/21                                              2/12 at 101.00       Ba2        1,442,713

       3,000 Arizona Health Facilities Authority, Revenue Bonds,          11/13 at 101.00       N/R        3,067,230
              American Baptist Estates - Terraces Project, Series 2003A,
              7.750%, 11/15/33

         650 Coconino County, Arizona, Pollution Control Revenue Bonds,   10/06 at 102.00        B-          658,145
              Nevada Power Company Project, Series 1996, 6.375%,
              10/01/36 (Alternative Minimum Tax)

         250 Coconino County, Arizona, Pollution Control Revenue Bonds,   11/04 at 100.00        B-          243,588
              Nevada Power Company Project, Series 1997B, 5.800%,
              11/01/32 (Alternative Minimum Tax)

       1,000 Estrella Mountain Ranch Community Facilities District,        7/10 at 102.00       N/R        1,110,000
              Goodyear, Arizona, Special Assessment Lien Bonds, Series
              2001A, 7.875%, 7/01/25 (WI, settling 11/16/04)

       6,720 Maricopa County Industrial Development Authority, Arizona,    1/11 at 103.00       BBB        6,641,376
              Senior Living Facility Revenue Bonds, Christian Care Mesa
              II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative
              Minimum Tax)

             Phoenix Industrial Development Authority, Arizona,
             Educational Revenue Bonds, Keystone Montessori School,
             Series 2004A:
         350  6.375%, 11/01/13                                            11/11 at 103.00       N/R          353,696
         790  7.250%, 11/01/23                                            11/11 at 103.00       N/R          799,780
       1,710  7.500%, 11/01/33                                            11/11 at 103.00       N/R        1,730,896

         550 Pima County Industrial Development Authority, Arizona,       12/14 at 100.00      BBB-          551,595
              Charter School Revenue Bonds, Noah Webster Basic Schools
              Inc., Series 2004, 6.125%, 12/15/34

       1,640 Pima County Industrial Development Authority, Arizona,        7/14 at 100.00       N/R        1,673,505
              Charter School Revenue Bonds, Heritage Elementary School,
              Series 2004, 7.500%, 7/01/34

       4,700 Pima County Industrial Development Authority, Arizona,        7/14 at 100.00       N/R        4,749,115
              Charter School Revenue Bonds, Pointe Educational Services
              Charter School, Series 2004, 7.500%, 7/01/34

             Tuscon Industrial Development Authority, Arizona, Charter
             School Revenue Bonds, Arizona Agribusiness and Equine
             Center Charter School, Series 2004A:
       1,620  5.850%, 9/01/24                                              9/14 at 100.00      BBB-        1,621,652
       1,035  6.125%, 9/01/34                                              9/14 at 100.00      BBB-        1,037,929

       1,600 Industrial Development Authority, Winslow, Arizona,           6/08 at 101.00       N/R        1,217,792
              Hospital Revenue Bonds, Winslow Memorial Hospital Project,
              Series 1998, 5.500%, 6/01/22
--------------------------------------------------------------------------------------------------------------------
             Arkansas - 0.1%

       1,220 Little River County, Arkansas, Revenue Refunding Bonds,      10/07 at 102.00       Ba3        1,172,627
              Geogria-Pacific Corporation Project, Series 1998, 5.600%,
              10/01/26 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             California - 14.7%

       1,250 ABAG Finance Authority for Non-Profit Corporations,          10/07 at 102.00       BB+        1,195,888
              California, Certificates of Participation, American
              Baptist Homes of the West, Series 1997A, 5.850%, 10/01/27

      11,250 Alameda Public Finance Authority, California, Revenue Bond      No Opt. Call       N/R       11,300,062
              Anticipation Notes, Alameda Power and Telecom, Series
              2004, 7.000%, 6/01/09

       3,000 Beaumont Financing Authority, California, Local Agency        9/13 at 102.00       N/R        3,188,250
              Revenue Bonds, Series 2003A, 7.000%, 9/01/33

       1,500 Benicia, California, Assessment District Limited Obligation   3/05 at 102.00       N/R        1,498,875
              Improvement Bonds, Bond Act of 1915, Series 2004B, 5.900%,
              9/02/30 (WI, settling 11/03/04)

       1,200 California Health Facilities Financing Authority, Hospital   11/04 at 101.00       BB+        1,135,524
              Revenue Bonds, Downey Community Hospital, Series 1993,
              5.750%, 5/15/15

       6,800 California Pollution Control Financing Authority, Solid      11/04 at 100.00       BB-        6,798,980
              Waste Revenue Bonds, Keller Canyon Landfill Company
              Project, Series 1992, 6.875%, 11/01/27 (Alternative
              Minimum Tax)

----
18

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             California (continued)

   $   2,000 California Pollution Control Financing Authority, Solid      12/06 at 102.00       BB- $      1,898,300
              Waste Disposal Revenue Bonds, Browning Ferris Industries
              Inc., Series 1996A, 5.800%, 12/01/16 (Alternative Minimum
              Tax)

       1,057 California Pollution Control Financing Authority, Solid       7/07 at 102.00       N/R          137,437
              Waste Disposal Revenue Bonds, CanFibre of Riverside,
              Series 1997A, 9.000%, 7/01/19 (Alternative Minimum Tax) #

       5,600 California Department of Water Resources, Power Supply        5/12 at 101.00       AAA        8,022,336
              Revenue Bonds, DRIVERS, Series 344, 12.383%, 5/01/13 (IF)

       8,085 California Department of Water Resources, Electric Power        No Opt. Call       AAA       11,327,651
              Supply Revenue Bonds, DRIVERS, Series 395, 12.702%,
              5/01/10 - AMBAC Insured (IF)

       1,025 California Statewide Community Development Authority,         1/14 at 100.00       N/R        1,039,914
              Subordinate Lien Multifamily Housing Revenue Bonds, Corona
              Park Apartments, Series 2004I-S, 7.750%, 1/01/34
              (Alternative Minimum Tax)

         665 California Statewide Community Development Authority,         7/09 at 102.00       N/R          664,468
              Multifamily Housing Revenue Bonds, Magnolia City Lights,
              Series 1999X, 6.650%, 7/01/39

       3,335 California Statewide Community Development Authority,         8/09 at 100.00       N/R        3,400,033
              Charter School Revenue Bonds, Lionel Wilson College
              Preparatory Academy, Series 2001A, 7.250%, 8/01/31

       1,500 California Statewide Community Development Authority,        10/13 at 100.00       N/R        1,479,195
              Revenue Bonds, Notre Dame de Namur University, Series
              2003, 6.625%, 10/01/33

       4,000 California Statewide Community Development Authority,        10/15 at 103.00       N/R        4,397,760
              Senior Lien Revenue Bonds, East Valley Tourist Authority,
              Series 2003B, 9.250%, 10/01/20

       2,925 California Statewide Community Development Authority,         3/14 at 102.00       N/R        2,982,184
              Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%,
              3/01/34

       2,000 Capistrano Unified School District, Orange County,            9/13 at 100.00       N/R        2,058,500
              California, Special Tax Bonds, Community Facilities
              District 90-2, Talega, Series 2003, 6.000%, 9/01/33

             Chino, California, Community Facilities District 03-3, Area
             1, Special Tax Bonds, Series 2004:
       1,300  5.700%, 9/01/29 (WI, settling 11/04/04)                      9/12 at 102.00       N/R        1,300,377
       1,355  5.750%, 9/01/34 (WI, settling 11/04/04)                      9/12 at 102.00       N/R        1,357,398

             Corona-Norco Unified School District, Riverside County,
             California, Special Tax Bonds, Community Facilities
             District 3-1, Series 2004:
       1,000  5.375%, 9/01/25                                              9/14 at 100.00       N/R        1,010,580
       1,000  5.375%, 9/01/33                                              9/14 at 100.00       N/R          992,670

       1,750 Elsinore Valley Municipal Water District, California,         3/05 at 103.00       N/R        1,753,115
              Special Tax Bonds, Series 2004, 5.700%, 9/01/34

       3,500 Fontana, California, Special Tax Bonds, Sierra Community      9/14 at 100.00       N/R        3,558,170
              Facilities District 22, Series 2004, 6.000%, 9/01/34

       1,500 Fullerton Community Facilities District 1, California,        9/12 at 100.00       N/R        1,552,395
              Special Tax Bonds, Amerige Heights, Series 2002, 6.200%,
              9/01/32

       1,590 Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB        1,718,870
              California, Tobacco Settlement Asset-Backed Revenue Bonds,
              Series 2003A-2, 7.900%, 6/01/42

       1,000 Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB        1,074,580
              California, Tobacco Settlement Asset-Backed Revenue Bonds,
              Series 2003A-4, 7.800%, 6/01/42

       2,000 Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB        2,158,860
              California, Tobacco Settlement Asset-Backed Revenue Bonds,
              Series 2003A-5, 7.875%, 6/01/42

       3,310 Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB        3,251,049
              California, Tobacco Settlement Asset-Backed Bonds, Series
              2003A-1, 6.750%, 6/01/39

             Huntington Beach, California, Special Tax Bonds, Community
             Facilities District 2003-1, Huntington Center, Series 2004:
         500  5.800%, 9/01/23                                              9/14 at 100.00       N/R          511,050
       1,000  5.850%, 9/01/33                                              9/14 at 100.00       N/R        1,016,740

             Independent Cities Lease Finance Authority, California,
             Revenue Bonds, El Granada Mobile Home Park, Series 2004A:
       1,020  6.000%, 5/15/34                                              5/14 at 100.00       N/R        1,027,701
         790  6.125%, 5/15/38                                              5/14 at 100.00       N/R          800,215
       2,500  6.450%, 5/15/44                                              5/14 at 100.00       N/R        2,563,425

----
19

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------
             California (continued)

   $   1,015 Independent Cities Lease Finance Authority, California,       5/14 at 100.00       N/R $      1,018,887
              Subordinate Lien Revenue Bonds, El Granada Mobile Home
              Park, Series 2004B, 6.500%, 5/15/44

       2,500 Lake Elsinore Public Financing Authority, California, Local  10/13 at 102.00       N/R        2,575,375
              Agency Revenue Refunding Bonds, Series 2003H, 6.375%,
              10/01/33

       1,200 Lake Elsinore, California, Special Tax Bonds, Community       9/13 at 102.00       N/R        1,207,032
              Facilities District 2003-2 Improvement Area A, Canyon
              Hills, Series 2004A, 5.950%, 9/01/34

       2,000 Lammersville School District, San Joaquin County,             9/12 at 101.00       N/R        2,117,440
              California, Special Tax Bonds, Community Facilities
              District of Mountain House, Series 2002, 6.375%, 9/01/32

       4,050 Lee Lake Water District, Riverside County, California,        9/13 at 102.00       N/R        4,138,897
              Special Tax Bonds, Community Facilities District 3, Series
              2004, 5.950%, 9/01/34

         300 Los Angeles Regional Airports Improvement Corporation,       12/12 at 102.00        B-          272,100
              California, Sublease Revenue Bonds, Los Angeles
              International Airport, American Airlines Inc. Terminal 4
              Project, Series 2002B, 7.500%, 12/01/24 (Alternative
              Minimum Tax)

       1,385 Los Angeles Regional Airports Improvement Corporation,       12/12 at 102.00        B-        1,256,195
              California, Sublease Revenue Bonds, Los Angeles
              International Airport, American Airlines Inc. Terminal 4
              Project, Series 2002C, 7.500%, 12/01/24 (Alternative
              Minimum Tax)

       1,415 Merced Irrigation District, California, Revenue               9/13 at 102.00      Baa3        1,463,818
              Certificates of Participation, Electric System Project,
              Series 2003, 5.700%, 9/01/36

       1,555 Murrieta Valley Unified School District, Riverside County,    9/11 at 100.00       N/R        1,515,099
              California, Special Tax Bonds, Community Facilities
              District 2000-1, Series 2004B, 5.300%, 9/01/34

       2,500 Norco, California, Special Tax Bonds, Community Facilities    9/12 at 102.00       N/R        2,572,125
              District 01-1, Series 2002, 7.000%, 9/01/33

       2,000 Oceanside, California, Special Tax Revenue Bonds, Ocean       9/14 at 100.00       N/R        2,022,140
              Ranch Corporate Center Community Facilities District 00-1
              Series 2004, 5.875%, 9/01/34 (WI, settling 11/10/04)

             Orange County, California, Special Tax Bonds, Community
             Facilities District 03-1 of Ladera Ranch, Series 2004A:
         500  5.500%, 8/15/23                                              8/12 at 101.00       N/R          513,810
       1,625  5.600%, 8/15/28                                              8/12 at 101.00       N/R        1,661,644
       1,000  5.625%, 8/15/34                                              8/12 at 101.00       N/R        1,024,290

             Poway Unified School District, San Diego County,
             California, Special Tax Bonds, Community Facilities
             District 11, Series 2004:
         650  5.375%, 9/01/34                                              9/11 at 102.00       N/R          645,171
         875  5.375%, 9/01/34                                              9/11 at 102.00       N/R          868,499

             West Patterson Financing Authority, California, Special Tax
             Bonds, Community Facilities District 01-1, Series 2003B:
       1,100  6.750%, 9/01/30                                              9/13 at 103.00       N/R        1,165,835
       3,400  7.000%, 9/01/38                                              9/13 at 103.00       N/R        3,641,094

       3,900 West Patterson Financing Authority, California, Special Tax   9/13 at 103.00       N/R        3,970,317
              Bonds, Community Facilities District 01-1, Series 2004A,
              6.125%, 9/01/39

       7,500 West Patterson Financing Authority, California, Special Tax   9/13 at 102.00       N/R        7,543,800
              Bonds, Community Facilities District 01-1, Series 2004B,
              6.000%, 9/01/39
-----------------------------------------------------------------------------------------------------------------------
             Colorado - 11.1%

       3,060 BNC Metropolitan District No. 1, Colorado, General           12/14 at 101.00       N/R        3,119,150
              Obligation Bonds, Series 2004, 8.050%, 12/01/34

       2,970 Bell Mountain Ranch Consolidated Metropolitan District,         No Opt. Call       N/R        3,052,863
              Colorado, Subordinate Refunding and Improvement Bonds,
              Series 2003, 7.900%, 11/15/23

         925 Bradburn Metropolitan District 3, Colorado, General          12/13 at 101.00       N/R          952,926
              Obligation Bonds, Series 2003, 7.500%, 12/01/33

       2,000 Briargate Center Business Improvement District, Colorado,       No Opt. Call       N/R        2,023,400
              Special Assessment District 02-1 Revenue Bonds, Series
              2002B, 7.400%, 12/01/27

       4,530 Buffalo Ridge Metropolitan District, Colorado, Limited       12/13 at 101.00       N/R        4,666,761
              Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33

----
20

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Colorado (continued)

   $   2,750 Canterberry Crossing Metropolitan District II, Parker,       12/12 at 100.00       N/R $      2,811,765
              Colorado, Limited Tax General Obligation Bonds, Series
              2002, 7.375%, 12/01/32

       6,750 Central Marksheffel Metropolitan District, Colorado,         12/14 at 100.00       N/R        6,780,442
              General Obligation Limited Tax Bonds, Series 2004, 7.250%,
              12/01/29

             Colorado Educational and Cultural Facilities Authority,
             Charter School Revenue Bonds, Compass for Lifelong
             Discovery Charter School, Series 1999A:
         510  6.125%, 7/01/12                                              7/09 at 102.00       N/R          507,914
       1,460  6.500%, 7/01/24 (DD, settling 11/01/04)                      7/09 at 102.00       N/R        1,369,903

         975 Colorado Educational and Cultural Facilities Authority,       7/10 at 100.00       N/R          999,365
              Charter School Revenue Bonds, Compass Montessori Charter
              School, Series 2000, 7.750%, 7/15/31

       4,000 Colorado Educational and Cultural Facilities Authority,       8/11 at 100.00       AAA        5,075,720
              Charter School Revenue Bonds, Peak-to-Peak Charter School,
              Series 2001, 7.625%, 8/15/31 (Pre-refunded to 8/15/11)

             Colorado Educational and Cultural Facilities Authority,
             Charter School Revenue Bonds, Weld County School District
             6 - Frontier Academy, Series 2001:
       2,770  7.250%, 6/01/20                                              6/11 at 100.00       Ba1        2,878,944
       1,775  7.375%, 6/01/31                                              6/11 at 100.00       Ba1        1,843,089

       3,818 Colorado Educational and Cultural Facilities Authority,       2/12 at 100.00       N/R        3,987,252
              Charter School Revenue Bonds, Jefferson County School
              District R-1 - Compass Montessori Secondary School, Series
              2002, 8.000%, 2/15/32

             Colorado Educational and Cultural Facilities Authority,
             Charter School Revenue Bonds, Douglas County School
             District RE-1 - Platte River Academy, Series 2002A:
       1,000  7.250%, 3/01/22 (Pre-refunded to 3/01/10)                    3/10 at 100.00    Ba2***        1,033,980
         750  7.250%, 3/01/32 (Pre-refunded to 3/01/10)                    3/10 at 100.00    Ba2***          771,113

       2,500 Colorado Educational and Cultural Facilities Authority,       5/12 at 102.00       N/R        2,619,150
              Charter School Revenue Bonds, Montessori Peaks Building
              Foundation, Series 2002A, 8.000%, 5/01/32

       4,600 Colorado Educational and Cultural Facilities Authority,       3/12 at 100.00       N/R        4,668,908
              Charter School Revenue Bonds, Belle Creek Education
              Center, Series 2002A, 7.625%, 3/15/32

       4,240 Colorado Educational and Cultural Facilities Authority,      10/13 at 100.00       N/R        4,401,756
              Charter School Revenue Bonds, Pioneer ELOB Charter School,
              Series 2003, 7.750%, 10/15/33

       1,065 Colorado Educational and Cultural Facilities Authority,      11/13 at 100.00       N/R          999,215
              Charter School Revenue Bonds, Leadership Preparatory
              Academy, Series 2003, 7.875%, 5/01/27

             Colorado Educational and Cultural Facilities Authority,
             Independent School Revenue Bonds, Denver Academy, Series
             2003A:
         500  7.000%, 11/01/23                                            11/13 at 100.00       BB+          503,910
         810  7.125%, 11/01/28                                            11/13 at 100.00       BB+          816,512

       2,860 Colorado Educational and Cultural Facilities Authority,       5/14 at 101.00       N/R        2,978,490
              Charter School Revenue Bonds, Denver Arts and Technology
              Academy, Series 2003, 8.000%, 5/01/34

             Colorado Educational and Cultural Facilities Authority,
             Charter School Revenue Bonds, Excel Academy Charter School,
             Series 2003:
         500  7.300%, 12/01/23                                            12/13 at 100.00       N/R          514,140
         875  7.500%, 12/01/33                                            12/13 at 100.00       N/R          899,535

       1,645 Colorado Educational and Cultural Facilities Authority,       6/14 at 100.00       N/R        1,704,500
              Charter School Revenue Bonds, Heritage Christian School,
              Series 2004A, 7.500%, 6/01/34

             Colorado Educational and Cultural Facilities Authority,
             Revenue Bonds, Colorado Lutheran High School Association,
             Series 2004A:
       3,750  7.500%, 6/01/24                                              6/14 at 100.00       N/R        3,757,238
       4,300  7.625%, 6/01/34                                              6/14 at 100.00       N/R        4,308,213

       2,230 Conservatory Metropolitan District, Arapahoe County,         12/13 at 102.00       N/R        2,310,258
              Aurora, Colorado, General Obligation Bonds, Series 2003,
              7.550%, 12/01/32

       2,350 Laredo Metropolitan District, Colorado, General Obligation   12/13 at 101.00       N/R        2,446,726
              Bonds, Series 2003, 7.500%, 12/01/33

       5,035 Maher Ranch Metropolitan District 4, Colorado, General       12/13 at 102.00       N/R        5,300,898
              Obligation Bonds, Series 2003, 7.875%, 12/01/33

----
21

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Colorado (continued)

   $   3,500 Montrose, Colorado, Enterprise Revenue Bonds, Montrose       12/13 at 102.00      BBB- $      3,518,060
              Memorial Hospital, Series 2003, 6.000%, 12/01/33

       2,000 Park Creek Metropolitan District, Colorado, Limited Tax         No Opt. Call       N/R        2,015,880
              Obligation Revenue Bonds, Series 2003CR-1, 7.875%,
              12/01/32 (Mandatory put 12/01/13)

       1,500 Park Creek Metropolitan District, Colorado, Limited Tax      12/13 at 100.00       N/R        1,511,910
              Obligation Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/13

       5,300 Plaza Metropolitan District 1, Lakewood, Colorado, Tax        6/14 at 101.00       N/R        5,559,064
              Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25

             Southlands Metropolitan District 1, Colorado, General
             Obligation Limited Tax Bonds, Series 2004:
         500  7.000%, 12/01/24                                            12/14 at 100.00       N/R          501,210
       2,845  7.125%, 12/01/34                                            12/14 at 100.00       N/R        2,850,804

             Tallyn's Reach Metropolitan District 2, Aurora, Colorado,
             Limited Tax General Obligation Bonds, Series 2004:
         250  6.000%, 12/01/18                                            12/13 at 100.00       N/R          250,938
         310  6.375%, 12/01/23                                            12/13 at 100.00       N/R          311,144

             Tallyn's Reach Metropolitan District 3, Aurora, Colorado,
             Limited Tax General Obligation Bonds, Series 2004:
         500  6.625%, 12/01/23                                            12/13 at 100.00       N/R          501,820
         500  6.750%, 12/01/33                                            12/13 at 100.00       N/R          501,810
--------------------------------------------------------------------------------------------------------------------
             Connecticut - 0.7%

         600 Connecticut Health and Educational Facilities Authority,      7/07 at 102.00       Ba1          556,188
              Revenue Bonds, Hospital for Special Care, Series 1997B,
              5.375%, 7/01/17

       1,500 Connecticut Development Authority, Airport Facilities        10/14 at 101.00      Baa3        1,712,445
              Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26
              (Alternative Minimum Tax)

       1,455 Connecticut Development Authority, Health Facilities          2/05 at 102.00       N/R        1,455,626
              Revenue Refunding Bonds, Alzheimer's Resource Center of
              Connecticut Inc., Series 1994A, 7.125%, 8/15/14

             Eastern Connecticut Resource Recovery Authority, Solid
             Waste Revenue Bonds, Wheelabrator Lisbon Project, Series
             1993A:
         330  5.500%, 1/01/14 (Alternative Minimum Tax)                    1/05 at 100.00       BBB          330,495
       1,940  5.500%, 1/01/20 (Alternative Minimum Tax)                    1/05 at 100.00       BBB        1,944,869
--------------------------------------------------------------------------------------------------------------------
             Florida - 10.3%

       2,700 Amelia National Community Development District, Nassau        5/14 at 101.00       N/R        2,755,053
              County, Florida, Capital Improvement Revenue Bonds, Series
              2004, 6.300%, 5/01/35

       5,000 Bartram Springs Community Development District, Duval         5/13 at 102.00       N/R        5,264,500
              County, Florida, Special Assessment Bonds, Series 2003A,
              6.650%, 5/01/34

         250 Beacon Lakes Community Development District, Florida,         5/13 at 101.00       N/R          262,703
              Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35

       2,160 Bloomingdale Community Development District, Hillsborough     5/15 at 101.00       N/R        2,208,967
              County, Florida, Special Assessment Bonds, Series 2004,
              5.875%, 5/01/36 (WI, settling 11/08/04)

       2,000 Broward County, Florida, Airport Facility Revenue Bonds,     11/14 at 101.00      BBB-        2,221,700
              Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative
              Minimum Tax)

       2,000 Capital Trust Agency, Florida, Revenue Bonds, Seminole       10/12 at 102.00       N/R        2,467,660
              Tribe Convention Center, Series 2002A, 10.000%, 10/01/33

       4,000 Capital Trust Agency, Florida, Revenue Bonds, Seminole       10/12 at 102.00       N/R        4,658,040
              Tribe Convention Center, Series 2003A, 8.950%, 10/01/33

       1,200 Century Gardens Community Development District, Miami-Dade    5/14 at 101.00       N/R        1,192,524
              County, Florida, Special Assessment Revenue Bonds, Series
              2004, 5.900%, 5/01/34

       2,100 Cutler Cay Community Development District, Florida, Special   5/14 at 101.00       N/R        2,151,030
              Assessment Bonds, Series 2004, 6.300%, 5/01/34

       1,425 Dade County Industrial Development Authority, Florida,        6/05 at 102.00       N/R        1,456,222
              Revenue Bonds, Miami Cerebral Palsy Residential Services
              Inc., Series 1995, 8.000%, 6/01/22

----
22

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
----------------------------------------------------------------------------------------------------------------------
             Florida (continued)

   $   1,000 Hillsborough County Industrial Development Authority,         4/10 at 101.00       N/R $      1,094,480
              Florida, Exempt Facilities Revenue Bonds, National Gypsum
              Company Apollo Beach Project, Series 2000A,

       4,000 Hillsborough County Industrial Development Authority,         4/10 at 101.00       N/R        4,377,920
              Florida, Exempt Facilities Revenue Bonds, National Gypsum
              Company Apollo Beach Project, Series 2000B, 7.125%,
              4/01/30 (Alternative Minimum Tax)

       2,000 Islands at Doral Southwest Community Development District,    5/13 at 101.00       N/R        2,097,120
              Miami-Dade County, Florida, Special Assessment Bonds,
              Series 2003, 6.375%, 5/01/35

             Islands at Doral Northeast Community Development District,
             Miami-Dade County, Florida, Special Assessment Bonds,
             Series 2004:
         500  6.125%, 5/01/24                                              5/14 at 101.00       N/R          512,450
         450  6.250%, 5/01/34                                              5/14 at 101.00       N/R          459,374

       4,250 Islands at Doral III Community Development District, Doral,   5/12 at 101.00       N/R        4,290,970
              Florida, Special Assessment Bonds, Series 2004A, 5.900%,
              5/11/35

         650 Lexington Community Development District, Florida, Special    5/14 at 101.00       N/R          663,111
              Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34

       3,550 MMA Financial CDD Junior Securitization Trust, Florida,      11/07 at 100.00       N/R        3,567,253
              Pass-Through Certificates, Class A Series 2003I, 8.000%,
              11/01/13

       1,000 Martin County Industrial Development Authority, Florida,     12/04 at 102.00      BBB-        1,026,170
              Industrial Development Revenue Bonds, Indiantown
              Cogeneration LP Project, Series 1994A, 7.875%, 12/15/25
              (Alternative Minimum Tax)

         310 Martin County Industrial Development Authority, Florida,     12/04 at 102.00      BBB-          318,196
              Industrial Development Revenue Refunding Bonds, Indiantown
              Cogeneration LP Project, Series 1995B, 8.050%,
              12/15/25 (Alternative Minimum Tax)

       3,000 Meadow Pines Community Development District, Florida,         5/14 at 101.00       N/R        3,050,790
              Special Assessment Revenue Bonds, Series 2004A, 6.250%,
              5/01/34

       3,070 Meadowwoods Community Development District, Pasco County,     5/14 at 101.00       N/R        3,106,871
              Florida, Special Assessment Revenue Bonds, Series 2004A,
              6.050%, 5/01/35

       2,200 Meadowwoods Community Development District, Pasco County,       No Opt. Call       N/R        2,208,998
              Florida, Special Assessment Revenue Bonds, Series 2004B,
              5.250%, 5/01/11

       3,600 Midtown Miami Community Development District, Florida,        5/14 at 100.00       N/R        3,767,436
              Special Assessment Revenue Bonds, Series 2004B, 6.500%,
              5/01/37

       1,770 Oak Creek Community Development District, Pasco County,       5/15 at 102.00       N/R        1,758,707
              Florida, Special Assessment Revenue Bonds, Series 2004,
              5.800%, 5/01/35 (WI, settling 11/02/04)

       2,500 Reunion East Community Development District, Osceola          5/12 at 101.00       N/R        2,686,075
              County, Florida, Special Assessment Bonds, Series 2002A,
              7.375%, 5/01/33

       6,750 Reunion West Community Development District, Florida,         5/12 at 101.00       N/R        6,863,333
              Special Assessment Bonds, Series 2004, 6.250%, 5/01/36

       1,000 South-Dade Venture Community Development District, Florida,   5/14 at 101.00       N/R        1,016,640
              Special Assessment Revenue Bonds, Series 2004, 6.125%,
              5/01/34

       2,200 South Kendall Community Development District, Florida,        5/14 at 101.00       N/R        2,202,552
              Special Assessment Bonds, Series 2004A, 5.900%, 5/01/35

             Stonegate Community Development District, Florida, Special
              Assessment Revenue Bonds, Series 2004:
         500  6.000%, 5/01/24                                              5/14 at 101.00       N/R          508,375
         500  6.125%, 5/01/34                                              5/14 at 101.00       N/R          508,320

       3,640 Terracina Community Development District, Florida, Special    5/14 at 101.00       N/R        3,624,639
              Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35

             Volusia County, Florida, Gas Tax Revenue Bonds, Series 2004:
       3,380  5.000%, 10/01/17 (WI, settling 11/02/04) - FSA Insured      10/14 at 100.00       AAA        3,731,689
       3,550  5.000%, 10/01/18 (WI, settling 11/02/04) - FSA Insured      10/14 at 100.00       AAA        3,894,705
       3,675  5.000%, 10/01/19 (WI, settling 11/02/04) - FSA Insured      10/14 at 100.00       AAA        4,009,609

             Westchester Community Development District 1, Florida,
             Special Assessment Bonds, Series 2003:
       1,150  6.000%, 5/01/23                                              5/13 at 101.00       N/R        1,168,722
       3,750  6.125%, 5/01/35                                              5/13 at 101.00       N/R        3,817,538

----
23

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Georgia - 0.9%

             Atlanta, Georgia, Tax Allocation Bonds, Atlantic Station
             Project, Series 2001:
   $   1,650  7.750%, 12/01/14                                            12/11 at 101.00       N/R $      1,803,005
       1,400  7.900%, 12/01/24                                            12/11 at 101.00       N/R        1,520,778

       2,000 Coffee County Hospital Authority, Georgia, Revenue Bonds,     1/14 at 100.00      BBB+        1,950,380
              Coffee County Regional Medical Center, Series 2004,
              5.000%, 12/01/26 (WI, settling 11/16/04)

          95 Effingham County Development Authority, Georgia, Solid        7/08 at 102.00       BB+           95,029
              Waste Disposal Revenue Bonds, Ft. James Project, Series
              1998, 5.625%, 7/01/18 (Alternative Minimum Tax)

       1,500 Fulton County Residential Care Facilities Authority,         12/13 at 102.00       N/R        1,537,500
              Georgia, Revenue Bonds, St. Anne's Terrace, Series 2003,
              7.625%, 12/01/33

         900 Fulton County Residential Care Facilities Authority,          2/09 at 100.00       N/R          896,742
              Georgia, Revenue Bonds, Canterbury Court, Series 2004A,
              6.125%, 2/15/34
--------------------------------------------------------------------------------------------------------------------
             Idaho - 0.4%

       3,580 Power County Industrial Development Corporation, Idaho,       8/09 at 102.00       BB+        3,676,159
              Solid Waste Disposal Revenue Bonds, FMC Corporation,
              Series 1999, 6.450%, 8/01/32 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Illinois - 3.4%

       1,545 Chicago, Illinois, Tax Increment Allocation Bonds,            1/09 at 100.00       N/R        1,584,521
              Irving/Cicero Redevelopment Project, Series 1998, 7.000%,
              1/01/14

       1,000 Illinois Development Finance Authority, Revenue Bonds,       12/12 at 100.00       BBB        1,041,960
              Chicago Charter School Foundation Project, Series 2002A,
              6.125%, 12/01/22

         750 Illinois Development Finance Authority, Environmental         6/12 at 100.00       Ba2          834,660
              Services Revenue Bonds, Citgo Petroleum Corporation
              Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum
              Tax)

       1,750 Illinois Health Facilities Authority, Revenue Bonds,         11/08 at 102.00       BB+        1,570,223
              Midwest Physicians Group Ltd., Series 1998,
              5.500%, 11/15/19

       1,635 Illinois Health Facilities Authority, Revenue Bonds,          8/07 at 101.00      Baa2        1,520,468
              Victory Health Services, Series 1997A, 5.750%, 8/15/27

       2,600 Illinois Health Facilities Authority, Revenue Bonds, Smith      No Opt. Call       N/R        2,634,580
              Crossing, Series 2003A, 7.000%, 11/15/32

             Illinois Health Facilities Authority, Revenue Refunding
             Bonds, Proctor Community Hospital, Series 1991:
         320  7.500%, 1/01/11                                              1/05 at 100.00       BB+          320,237
         925  7.375%, 1/01/23                                              1/05 at 100.00       BB+          925,268

       1,000 Illinois Educational Facilities Authority, Student Housing    5/12 at 101.00      Baa2        1,028,220
              Revenue Bonds, Educational Advancement Foundation Fund,
              University Center Project, Series 2002, 6.250%, 5/01/34

         300 Libertyville, Illinois, Affordable Housing Revenue Bonds,    11/09 at 100.00        A2          309,219
              Liberty Towers Project, Series 1999A, 7.000%, 11/01/29
              (Alternative Minimum Tax)

       3,495 Minooka, Illinois, Special Assessment Bonds, Lakewood         3/13 at 102.00       N/R        3,640,602
              Trails Project, Series 2003, 6.625%, 3/01/33

       2,925 Minooka, Illinois, Special Assessment Bonds, Lakewood         3/14 at 103.00       N/R        2,949,336
              Trails Project Unit 2 Project, Series 2004, 6.375%, 3/01/34

       2,060 Plano Special Service Area 1, Illinois, Special Tax Bonds,    3/14 at 102.00       N/R        2,058,414
              Lakewood Springs, Series 2004A, 6.200%, 3/01/34

       2,100 Round Lake Village, Lake County, Illinois, Lakewood Grove     3/13 at 102.00       N/R        2,189,628
              Special Service Area 1 Special Tax Bonds, Series 2003,
              6.700%, 3/01/33

       3,570 Round Lake Village, Lake County, Illinois, Lakewood Grove     3/13 at 102.00       N/R        3,621,265
              Special Service Area 3 Special Tax Bonds, Series 2003,
              6.750%, 3/01/33

       3,180 Wonder Lake Village, McHenry County, Illinois, Special        3/14 at 102.00       N/R        3,226,396
              Service Area 1 Special Tax Bonds, Woods Creek Project,
              Series 2004, 6.750%, 3/01/34
--------------------------------------------------------------------------------------------------------------------
             Indiana - 2.5%

       3,000 Carmel Redevelopment District, Indiana, Tax Increment         7/12 at 103.00       N/R        3,017,700
              Revenue Bonds, Series 2004A, 6.650%, 7/15/14

         500 East Chicago, Indiana, Exempt Facilities Revenue Bonds,         No Opt. Call       N/R          510,630
              Inland Steel Company Project 14, Series 1996, 6.700%,
              11/01/12 (Alternative Minimum Tax)

----
24

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Indiana (continued)

   $   2,000 Indiana Health Facility Financing Authority, Hospital         3/14 at 101.00      BBB- $      1,992,960
              Revenue Bonds, Community Foundation of Northwest Indiana,
              Series 2004A, 6.000%, 3/01/34

         150 Jasper County, Indiana, Economic Development Revenue Bonds,  12/07 at 102.00       Ba3          142,830
              Georgia Pacific Corporation Project, Series 1997, 5.625%,
              12/01/27 (Alternative Minimum Tax)

          50 Jasper County, Indiana, Economic Development Revenue Bonds,   4/09 at 102.00       Ba3           47,390
              Georgia Pacific Corporation Project, Series 1999, 5.600%,
              4/01/29 (Alternative Minimum Tax)

          45 Jasper County, Indiana, Economic Development Revenue          4/10 at 101.00       Ba3           46,511
              Refunding Bonds, Georgia Pacific Corporation Project,
              Series 2000, 6.700%, 4/01/29 (Alternative Minimum Tax)

         890 Petersburg, Indiana, Pollution Control Revenue Refunding      8/11 at 102.00      Baa2          924,203
              Bonds, Indianapolis Power and Light Company, Series 1991,
              5.750%, 8/01/21

       1,500 Petersburg, Indiana, Pollution Control Revenue Bonds,         8/11 at 102.00      Baa3        1,566,675
              Indiana Power and Light Company, Series 1996, 6.375%,
              11/01/29 (Alternative Minimum Tax)

         750 Petersburg, Indiana, Pollution Control Revenue Refunding     12/04 at 102.00         A          766,793
              Bonds, Indianapolis Power and Light Company, Series 1995A,
              6.625%, 12/01/24 - ACA Insured

       7,315 Vincennes, Indiana, Economic Development Revenue Bonds,       1/09 at 102.00       N/R        7,001,991
              Southwest Indiana Regional Youth Village, Series 1999,
              6.250%, 1/01/24

       5,650 Whitley County, Indiana, Solid Waste and Sewerage Disposal   11/10 at 102.00       N/R        5,961,654
              Revenue Bonds, Steel Dynamics Inc., Series 1998, 7.250%,
              11/01/18 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Iowa - 0.1%

         680 Iowa Higher Education Loan Authority, Private College        10/10 at 102.00       N/R          695,871
              Facility Revenue Bonds, Waldorf College, Series 1999,
              7.375%, 10/01/19
--------------------------------------------------------------------------------------------------------------------
             Kentucky - 1.0%

             Kenton County Airport Board, Kentucky, Special Facilities
             Revenue Bonds, Delta Air Lines Project, Series 1992A:
       2,875  7.500%, 2/01/20 (Alternative Minimum Tax)                      No Opt. Call        CC        2,017,158
         130  7.125%, 2/01/21 (Alternative Minimum Tax)                    2/05 at 100.00        CC           87,313

             Kentucky Economic Development Finance Authority, Hospital
             System Revenue Refunding and Improvement Bonds, Appalachian
             Regional Healthcare Inc. Project, Series 1997:
       1,000  5.850%, 10/01/17                                             4/08 at 102.00       BB-          976,240
       6,150  5.875%, 10/01/22                                             4/08 at 102.00       BB-        5,826,449
--------------------------------------------------------------------------------------------------------------------
             Louisiana - 3.3%

       3,405 Carter Plantation Community Development District,            11/05 at 100.00       N/R        3,392,095
              Livingston Parish, Louisiana, Special Assessment Bonds,
              Series 2004, 5.500%, 5/01/16

         505 East Baton Rouge Parish, Louisiana, Revenue Refunding         3/08 at 102.00       Ba3          500,692
              Bonds, Georgia Pacific Corporation Project, Series 1998,
              5.350%, 9/01/11 (Alternative Minimum Tax)

      13,000 Hodge, Louisiana, Combined Utility System Revenue Bonds,        No Opt. Call         B       15,270,970
              Stone Container Corporation, Series 2003, 7.450%, 3/01/24
              (Alternative Minimum Tax)

             Ouachita Parish Industrial Development Authority,
             Louisiana, Solid Waste Disposal Revenue Bonds, White Oaks
             Project, Series 2004A:
         880  8.250%, 3/01/19 (Alternative Minimum Tax)                    3/10 at 102.00       N/R          904,772
         800  8.500%, 3/01/24 (Alternative Minimum Tax)                    3/10 at 102.00       N/R          817,864

       5,415 St. James Parish, Louisiana, Solid Waste Disposal Revenue       No Opt. Call       N/R        5,423,935
              Bonds, Freeport McMoran Project, Series 1992, 7.700%,
              10/01/22 (Alternative Minimum Tax)

       1,000 Tobacco Settlement Financing Corporation, Louisiana,          5/11 at 101.00       BBB          869,760
              Tobacco Settlement Asset-Backed Bonds, Series 2001B,
              5.875%, 5/15/39

       2,000 West Feliciana Parish, Louisiana, Pollution Control Revenue  12/04 at 100.00       BB+        2,050,400
              Bonds, Gulf States Utilities Company, Series 1984I,
              7.700%, 12/01/14
--------------------------------------------------------------------------------------------------------------------
             Maine - 0.0%

         145 Maine Finance Authority, Solid Waste Recycling Facilities       No Opt. Call        BB          145,175
              Revenue Bonds, Bowater Inc. - Great Northern Paper
              Project, Series 1992, 7.750%, 10/01/22 (Alternative
              Minimum Tax)

----
25

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------
             Maryland - 1.9%

   $   3,320 Maryland Energy Financing Administration, Revenue Bonds,      9/05 at 102.00       N/R $      3,400,311
              AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
              (Alternative Minimum Tax)

             Maryland Health and Higher Educational Facilities
             Authority, Revenue Bonds, Collington Episcopal Life Care
             Community, Inc., Series 2001A:
          25  6.750%, 4/01/20                                              4/09 at 100.00       N/R           20,315
         300  6.750%, 4/01/23                                              4/11 at 101.00       N/R          244,131

          75 Prince George's County, Maryland, Revenue Bonds, Collington   4/06 at 100.00       N/R           60,890
              Episcopal Life Care Community Inc., Series 1994A, 5.625%,
              4/01/09

          10 Prince George's County, Maryland, Revenue Bonds, Collington     No Opt. Call       N/R            8,413
              Episcopal Life Care Community Inc., Series 1994B, 5.250%,
              4/01/16 (Optional put 4/01/06)

             Prince George's County, Maryland, Revenue Refunding and
             Project Bonds, Dimensions Health Corporation, Series 1994:
          25  5.100%, 7/01/06                                                No Opt. Call        B3           22,457
         685  5.375%, 7/01/14                                              1/05 at 102.00        B3          587,792
      15,845  5.300%, 7/01/24                                              1/05 at 102.00        B3       12,327,885
-----------------------------------------------------------------------------------------------------------------------
             Massachusetts - 2.8%

       2,000 Boston Industrial Development Financing Authority,            9/12 at 102.00       N/R        2,067,280
              Massachusetts, Subordinate Revenue Bonds, Crosstown Center
              Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum
              Tax)

         870 Massachusetts Development Finance Agency, Resource Recovery  12/08 at 102.00       BBB          855,958
              Revenue Bonds, Ogden Haverhill Project, Series 1998B,
              5.300%, 12/01/14 (Alternative Minimum Tax)

       1,000 Massachusetts Development Finance Agency, Resource Recovery  12/09 at 102.00       BBB        1,083,530
              Revenue Bonds, Ogden Haverhill, Series 1999A, 6.700%,
              12/01/14 (Alternative Minimum Tax)

       1,260 Massachusetts Development Finance Agency, Pioneer Valley        No Opt. Call       N/R        1,380,355
              Resource Recovery Revenue Bonds, Eco/ Springfield LLC
              Project, Series 2000A, 8.375%, 7/01/14 (Alternative
              Minimum Tax)

             Massachusetts Health and Educational Facilities Authority,
             Revenue Bonds, Northern Berkshire Community Services Inc.,
             Series 2004B:
       2,425  6.250%, 7/01/24                                              7/14 at 100.00        BB        2,393,160
       4,650  6.375%, 7/01/34                                              7/14 at 100.00        BB        4,599,362

         870 Massachusetts Health and Educational Facilities Authority,    7/14 at 100.00        BB          860,526
              Revenue Bonds, Northern Berkshire Community Services Inc.,
              Series 2004A, 6.375%, 7/01/34

      10,070 Massachusetts Water Resources Authority, General Revenue     12/14 at 100.00       AAA       11,034,706
              Bonds, Series 2004B, 5.000%, 12/01/18 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------
             Michigan - 5.2%

       1,300 Countryside Charter School, Berrien County, Michigan,         4/09 at 100.00       N/R        1,253,590
              Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29

         925 Countryside Charter School, Berrien County, Michigan,         4/09 at 100.00       N/R          948,458
              Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29

       4,495 Detroit Local Development Finance Authority, Michigan, Tax    5/09 at 101.00       BB-        3,906,560
              Increment Bonds, Series 1998A, 5.500%, 5/01/21

             Michigan Municipal Bond Authority, Public School Academy
             Revenue Bonds, Detroit Academy of Arts and Sciences Charter
             School, Series 2001A:
       1,900  7.500%, 10/01/12                                            10/09 at 102.00       Ba1        1,980,275
       3,500  8.000%, 10/01/31                                            10/09 at 102.00       Ba1        3,641,540

             Michigan Municipal Bond Authority, Revenue Bonds, YMCA
             Service Learning Academy Charter School, Series 2001:
       1,300  7.250%, 10/01/11                                            10/09 at 102.00       Ba1        1,344,434
         750  7.625%, 10/01/21                                            10/09 at 102.00       Ba1          775,515

----
26

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Michigan (continued)

             Michigan State Hospital Finance Authority, Revenue
             Refunding Bonds, Detroit Medical Center Obligated Group,
             Series 1993A:
   $     665  6.250%, 8/15/13                                              2/05 at 101.00       Ba3 $        628,405
       1,295  6.500%, 8/15/18                                              2/05 at 101.00       Ba3        1,221,768

      12,130 Michigan State Hospital Finance Authority, Hospital Revenue   2/05 at 102.00       Ba3       10,022,413
              Refunding Bonds, Detroit Medical Center Obligated Group,
              Series 1993B, 5.500%, 8/15/23

       4,175 Michigan State Hospital Finance Authority, Revenue Bonds,     1/06 at 102.00       N/R        3,929,260
              Presbyterian Villages of Michigan Obligated Group, Series
              1995, 6.500%, 1/01/25

             Michigan State Hospital Finance Authority, Hospital Revenue
             Refunding Bonds, Sinai Hospital, Series 1995:
         635  6.625%, 1/01/16                                              1/06 at 102.00       Ba3          609,562
         345  6.700%, 1/01/26                                              1/06 at 102.00       Ba3          326,353

             Michigan State Hospital Finance Authority, Revenue Bonds,
             Presbyterian Villages of Michigan Obligated Group, Series
             1997:
         275  6.375%, 1/01/15                                              1/07 at 102.00       N/R          272,440
         535  6.375%, 1/01/25                                              1/07 at 102.00       N/R          494,479

             Michigan State Hospital Finance Authority, Hospital Revenue
             Bonds, Detroit Medical Center Obligated Group, Series 1998A:
         115  5.125%, 8/15/18                                              8/08 at 101.00       Ba3           94,776
         220  5.250%, 8/15/23                                              8/08 at 101.00       Ba3          176,161
       1,020  5.250%, 8/15/28                                              8/08 at 101.00       Ba3          794,968

         150 Midland County Economic Development Corporation, Michigan,    7/07 at 101.00       BB+          154,467
              Subordinated Pollution Control Limited Obligation Revenue
              Refunding Bonds, Midland Cogeneration Project, Series
              2000A, 6.875%, 7/23/09 (Alternative Minimum Tax)

       2,775 Nataki Talibah Schoolhouse, Wayne County, Michigan,           6/10 at 102.00       N/R        2,940,140
              Certificates of Participation, Series 2000, 8.250%, 6/01/30

             Pontiac Hospital Finance Authority, Michigan, Hospital
             Revenue Refunding Bonds, NOMC Obligated Group, Series 1993:
       5,040  6.000%, 8/01/13                                              2/05 at 101.00       Ba1        4,773,434
       2,550  6.000%, 8/01/18                                              2/05 at 101.00       Ba1        2,256,826
       2,885  6.000%, 8/01/23                                              2/05 at 101.00       Ba1        2,494,198

         500 Wayne County, Michigan, Special Airport Facilities Revenue   12/05 at 102.00       N/R          413,150
              Refunding Bonds, Northwest Airlines Inc., Series 1995,
              6.750%, 12/01/15
--------------------------------------------------------------------------------------------------------------------
             Minnesota - 1.9%

       3,250 Duluth Economic Development Authority, Minnesota,             6/12 at 101.00        BB        3,417,440
              Healthcare Facilities Revenue Bonds, St. Luke's Hospital,
              Series 2002, 7.250%, 6/15/32

       2,500 Minneapolis-St. Paul Metropolitan Airports Commission,        4/11 at 101.00       N/R        2,092,925
              Minnesota, Special Facilities Revenue Bonds, Northwest
              Airlines Inc. Project, Series 2001A, 7.000%, 4/01/25
              (Alternative Minimum Tax)

         400 Northwest Minnesota Multi-County Housing and Redevelopment    4/05 at 102.00       N/R          212,000
              Authority, Governmental Housing Revenue Bonds, Pooled
              Housing Program, Series 1994B, 8.125%, 10/01/26 ##

       1,325 Ramsey, Anoka County, Minnesota, Charter School Lease         6/14 at 102.00       N/R        1,346,717
              Revenue Bonds, PACT Charter School, Series 2004A, 6.750%,
              12/01/33

         130 St. Paul Housing and Redevelopment Authority, Minnesota,     11/04 at 101.00        BB          131,320
              Hospital Revenue Bonds, HealthEast Inc., Series 1993B,
              6.625%, 11/01/17

         565 St. Paul Housing and Redevelopment Authority, Minnesota,     11/04 at 101.00        BB          571,006
              Hospital Facility Revenue Refunding Bonds, HealthEast
              Inc., Series 1993A, 6.625%, 11/01/17

       1,600 St. Paul Housing and Redevelopment Authority, Minnesota,     12/11 at 102.00       N/R        1,649,152
              Charter School Revenue Bonds, Achieve Charter School,
              Series 2003A, 7.000%, 12/01/32

       1,100 St. Paul Housing and Redevelopment Authority, Minnesota,      6/14 at 102.00       N/R        1,118,029
              Charter School Revenue Bonds, HOPE Community Academy
              Charter School, Series 2004A, 6.750%, 12/01/33

----
27

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Minnesota (continued)

             St. Paul Housing and Redevelopment Authority, Minnesota,
             Charter School Revenue Bonds, Higher Ground Academy Charter
             School, Series 2004A:
   $     500  6.625%, 12/01/23                                             6/14 at 102.00       N/R $        510,710
       2,120  6.875%, 12/01/33                                             6/14 at 102.00       N/R        2,164,817

       3,000 South St. Paul Housing and Redevelopment Authority,          11/04 at 102.00        BB        3,063,330
              Minnesota, Hospital Facility Revenue Refunding Bonds,
              HealthEast Inc., Series 1994, 6.750%, 11/01/09
--------------------------------------------------------------------------------------------------------------------
             Mississippi - 0.3%

       1,460 Mississippi Home Corporation, Multifamily Housing Revenue    11/19 at 101.00       N/R        1,481,948
              Bonds, Tupelo Personal Care Apartments, Series 2004-2,
              6.125%, 9/01/34

       1,000 Perry County, Mississippi, Pollution Control Revenue          3/12 at 100.00       Ba3        1,108,600
              Refunding Bonds, Leaf River Forest Project, Series 1999,
              5.200%, 10/01/12
--------------------------------------------------------------------------------------------------------------------
             Missouri - 0.6%

       2,400 Kansas City Industrial Development Authority, Missouri,       2/14 at 102.00       N/R        2,439,552
              Multifamily Housing Revenue Bonds, Pickwick Apartments
              Project, Series 2004, 8.000%, 2/01/34 (Alternative Minimum
              Tax)

       2,500 St. Louis County Industrial Development Authority,           12/04 at 100.00       N/R        2,552,500
              Missouri, Revenue Bonds, Kiel Center Multipurpose Arena,
              Series 1992, 7.875%, 12/01/24 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Montana - 1.2%

       9,800 Montana Board of Investments, Exempt Facility Revenue         7/10 at 101.00       Ba3       10,378,396
              Bonds, Stillwater Mining Company Project, Series 2000,
              8.000%, 7/01/20 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Nevada - 3.5%

       1,300 Clark County, Nevada, Local Improvement Bonds, Mountain's     2/05 at 103.00       N/R        1,340,287
              Edge Special Improvement District 142, Series 2003,
              6.375%, 8/01/23

         615 Clark County, Nevada, Industrial Development Revenue Bonds,   1/05 at 100.00        B-          584,373
              Nevada Power Company Project, Series 1995A, 5.600%,
              10/01/30 (Alternative Minimum Tax)

         795 Clark County, Nevada, Industrial Development Revenue            No Opt. Call        B-          780,165
              Refunding Bonds, Nevada Power Company Project, Series
              1995B, 5.900%, 10/01/30 (Alternative Minimum Tax)

       5,196 Clark County, Nevada, Industrial Development Revenue Bonds,   1/05 at 100.00        B-        5,007,305
              Nevada Power Company Project, Series 1995C, 5.500%,
              10/01/30

      10,245 Clark County, Nevada, Industrial Development Revenue Bonds,  11/04 at 100.00        B-       10,053,726
              Nevada Power Company Project, Series 1997A, 5.900%,
              11/01/32 (Alternative Minimum Tax)

       4,500 Clark County, Nevada, Industrial Development Revenue Bonds,  12/14 at 100.00       AAA        4,537,080
              Southwest Gas Corporation, Series 2004B, 5.000%, 12/01/33
              (Alternative Minimum Tax) - FGIC Insured

          25 Clark County, Nevada, Pollution Control Revenue Bonds,        1/05 at 100.00        B-           24,029
              Nevada Power Company, Series 1995D, 5.450%, 10/01/23

       4,250 Director of Nevada State Department of Business and           1/10 at 102.00       N/R        4,302,785
              Industry, Revenue Bonds, Las Vegas Monorail Project,
              Second Tier, Series 2000, 7.375%, 1/01/40

       3,200 Las Vegas, Nevada, Local Improvement Bonds, Special          12/04 at 103.00       N/R        3,296,768
              Improvement District 607, Series 2004, 6.250%, 6/01/24

       1,000 Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series        10/12 at 101.00         A        1,125,190
              2002A, 6.625%, 10/01/17 - ACA Insured
--------------------------------------------------------------------------------------------------------------------
             New Hampshire - 0.3%

       1,500 New Hampshire Health and Education Facilities Authority,     10/11 at 101.00        A+        1,582,485
              Revenue Bonds, Exeter Hospital, Series 2001A, 5.750%,
              10/01/31

         685 New Hampshire Higher Educational and Health Facilities          No Opt. Call        BB          695,542
              Authority, Revenue Bonds, Littleton Hospital Association,
              Series 1998A, 5.450%, 5/01/08

----
28

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             New Jersey - 0.9%

   $   2,155 New Jersey Economic Development Authority, Industrial         4/06 at 102.00       Ba3 $      2,236,545
              Development Revenue Refunding Bonds, Newark Airport
              Marriott Hotel, Series 1996, 7.000%, 10/01/14

       1,000 New Jersey Economic Development Authority, Special            9/09 at 101.00         B          726,520
              Facilities Revenue Bonds, Continental Airlines Inc.,
              Series 1999, 6.250%, 9/15/29 (Alternative Minimum Tax)

       2,000 New Jersey Economic Development Authority, Special            6/13 at 101.00         B        1,931,100
              Facilities Revenue Bonds, Continental Airlines Inc.,
              Series 2003, 9.000%, 6/01/33 (Alternative Minimum Tax)

             Tobacco Settlement Financing Corporation, New Jersey,
             Tobacco Settlement Asset-Backed Bonds, Series 2003:
       1,250  6.750%, 6/01/39                                              6/13 at 100.00       BBB        1,226,125
       1,790  7.000%, 6/01/41                                              6/13 at 100.00       BBB        1,790,412
--------------------------------------------------------------------------------------------------------------------
             New Mexico - 0.1%

         780 Farmington, New Mexico, Pollution Control Revenue Refunding   4/05 at 100.00        A3          799,110
              Bonds, Southern California Edison Company - Four Corners
              Project, Series 1991A, 7.200%, 4/01/21
--------------------------------------------------------------------------------------------------------------------
             New York - 0.8%

         170 New York City Industrial Development Agency, New York,        7/12 at 101.00       Ba3          162,605
              Civic Facility Revenue Bonds, Staten Island University
              Hospital, Series 2002C, 6.450%, 7/01/32

         550 New York City Industrial Development Agency, New York,        8/07 at 102.00       CCC          306,928
              Special Facilities Revenue Bonds, American Airlines Inc.,
              Series 1990, 5.400%, 7/01/20 (Alternative Minimum Tax)

       1,700 New York City Industrial Development Agency, New York,        8/06 at 100.00       CCC        1,074,485
              Special Facilities Revenue Bonds, American Airlines Inc.,
              Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax)

         750 New York City Industrial Development Agency, New York,       12/12 at 101.00       Ba2          747,937
              Special Facilities Revenue Bonds, British Airways PLC,
              Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)

         500 New York City Industrial Development Agency, New York,       11/12 at 100.00      CCC+          426,280
              Special Facilities Revenue Bonds, Continental Airlines
              Inc., Series 2003, 8.375%, 11/01/16 (Alternative Minimum
              Tax)

             Dormitory Authority of the State of New York, Revenue
             Bonds, Nyack Hospital, Series 1996:
         870  6.000%, 7/01/06                                              7/06 at 102.00       Ba3          871,418
       2,750  6.250%, 7/01/13                                              7/06 at 102.00       Ba3        2,704,295

         500 Dormitory Authority of the State of New York, Revenue         7/09 at 101.00        AA          549,665
              Bonds, Marymount Manhattan College, Series 1999, 6.125%,
              7/01/21 - RAAI Insured
--------------------------------------------------------------------------------------------------------------------
             North Carolina - 0.6%

       5,500 North Carolina Capital Facilities Financing Agency, Solid     7/12 at 106.00       N/R        5,503,685
              Waste Facilities Revenue Bonds, Liberty Tire Services of
              North Carolina LLC, Series 2004A, 6.750%, 7/01/29
--------------------------------------------------------------------------------------------------------------------
             North Dakota - 0.1%

         500 Oakes, North Dakota, Industrial Development Revenue Bonds,    2/05 at 103.00       N/R          516,355
              Omniquip International Inc. Project, Series 1999, 5.800%,
              2/01/14 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Ohio - 1.4%

             Belmont County, Ohio, Revenue Bonds, Ohio Valley Health
             Services and Education Corporation, Series 1998:
         500  5.700%, 1/01/13                                              1/08 at 102.00         B          467,975
       1,270  5.800%, 1/01/18                                              1/08 at 102.00         B        1,141,108

       1,875 Cleveland-Cuyahoga County Port Authority, Ohio, Development   5/14 at 102.00       N/R        1,881,394
              Revenue Bonds, Garfield Heights, Series 2004D, 5.250%,
              5/15/23

       1,030 Dayton, Ohio, Special Facilities Revenue Refunding Bonds,     2/08 at 102.00       BB+        1,033,935
              Emery Air Freight Corporation and Emery Worldwide Airlines
              Inc. - Guarantors, Series 1998A, 5.625%, 2/01/18

       2,900 Ohio Water Development Authority, Solid Waste Disposal        9/08 at 102.00       N/R        2,858,037
              Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%,
              9/01/20 (Alternative Minimum Tax)

       2,400 Ohio Water Development Authority, Solid Waste Disposal        9/09 at 102.00       N/R        2,462,160
              Revenue Bonds, Bay Shore Power, Series 1998B, 6.625%,
              9/01/20 (Alternative Minimum Tax)

       2,500 Summit County Port Authority, Ohio, Development Revenue       5/14 at 102.00       N/R        2,508,525
              Bonds, Garfield Heights Inc. Project, Series 2004A,
              5.250%, 5/15/23

----
29

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.9%

   $     520 Durant Community Facilities Authority, Bryan County,         11/14 at 100.00       AAA $        587,688
              Oklahoma, Sales Tax Revenue Bonds, Series 2004, 5.500%,
              11/01/19 (WI, settling 11/03/04) - XLCA Insured

             Oklahoma Development Finance Authority, Revenue Refunding
             Bonds, Hillcrest Healthcare System, Series 1999A:
       1,250  5.125%, 8/15/10 (Pre-refunded to 8/15/09)                    8/09 at 101.00       AAA        1,388,937
       1,000  5.750%, 8/15/12 (Pre-refunded to 8/15/09)                    8/09 at 101.00       AAA        1,138,990
         815  5.750%, 8/15/13 (Pre-refunded to 8/15/09)                    8/09 at 101.00       AAA          928,277
       1,000  5.750%, 8/15/15 (Pre-refunded to 8/15/09)                    8/09 at 101.00       AAA        1,138,990
       1,730  5.625%, 8/15/19 (Pre-refunded to 8/15/09)                    8/09 at 101.00       AAA        1,960,817
       6,020  5.625%, 8/15/29 (Pre-refunded to 8/15/09)                    8/09 at 101.00       AAA        6,797,182

       2,485 Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds,       6/05 at 102.00        B-        1,940,462
              American Airlines Inc., Series 1995, 6.250%, 6/01/20

       1,200 Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding   12/08 at 100.00        B-        1,110,888
              Bonds, American Airlines Inc., Series 2001B, 5.650%,
              12/01/35 (Alternative Minimum Tax) (Mandatory put 12/01/08)
--------------------------------------------------------------------------------------------------------------------
             Pennsylvania - 3.8%

             Allegheny County Hospital Development Authority,
             Pennsylvania, Revenue Bonds, West Penn Allegheny Health
             System, Series 2000B:
         310  9.250%, 11/15/15                                            11/10 at 102.00        B1          357,597
       2,880  9.250%, 11/15/22                                            11/10 at 102.00        B1        3,322,195
       7,265  9.250%, 11/15/30                                            11/10 at 102.00        B1        8,380,468

       1,500 Cumberland County Municipal Authority, Pennsylvania,          1/13 at 101.00       N/R        1,566,975
              Retirement Community Revenue Bonds, Wesley Affiliated
              Services Inc., Series 2002A, 7.125%, 1/01/25

       1,220 New Morgan Industrial Development Authority, Pennsylvania,    4/05 at 101.00       BB-        1,194,270
              Solid Waste Disposal Revenue Bonds, New Morgan Landfill
              Company Inc. Project, Series 1994, 6.500%, 4/01/19
              (Alternative Minimum Tax)

         485 Northumberland County Industrial Development Authority,       2/13 at 102.00       N/R          485,470
              Pennsylvania, Facility Revenue Bonds, NHS Youth Services
              Inc., Series 2002, 7.500%, 2/15/29

       2,000 Pennsylvania Economic Development Financing Authority,        4/09 at 102.00       N/R        2,095,540
              Exempt Facilities Revenue Bonds, National Gypsum Company,
              Series 1997A, 6.250%, 11/01/27 (Alternative Minimum Tax)

         750 Pennsylvania Economic Development Financing Authority,       11/08 at 102.00       N/R          779,138
              Exempt Facilities Revenue Bonds, National Gypsum Company,
              Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)

             Pennsylvania Economic Development Financing Authority,
             Senior Lien Resource Recovery Revenue Bonds, Northampton
             Generating Project, Series 1994A:
       1,400  6.400%, 1/01/09 (Alternative Minimum Tax)                    1/05 at 101.00      BBB-        1,427,846
       1,000  6.500%, 1/01/13 (Alternative Minimum Tax)                    1/05 at 101.00      BBB-        1,013,600
       1,500  6.600%, 1/01/19 (Alternative Minimum Tax)                    1/05 at 101.00      BBB-        1,518,675

       1,500 Pennsylvania Economic Development Financing Authority,       12/04 at 102.00      BBB-        1,536,030
              Resource Recovery Revenue Bonds, Colver Project, Series
              1994D, 7.150%, 12/01/18 (Alternative Minimum Tax)

         580 Pennsylvania Economic Development Financing Authority         6/08 at 100.00       BB+          564,775
              Revenue Bonds, Northwestern Human Services Inc. Project,
              Series 1998A, 5.250%, 6/01/09

       1,000 Pennsylvania Economic Development Financing Authority,        6/12 at 102.00         A        1,069,260
              Revenue Bonds, Amtrak 30th Street Station Parking Garage
              Project, Series 2002, 5.800%, 6/01/23 (Alternative Minimum
              Tax) - ACA Insured

         255 Pennsylvania Higher Educational Facilities Authority,           No Opt. Call        B1          249,813
              Revenue Bonds, Allegheny General Hospital, Series 1991A,
              7.125%, 9/01/07

       3,315 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,          9/14 at 100.00       AAA        3,644,246
              General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/15 -
              FSA Insured

       4,120 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,          8/14 at 100.00       AAA        4,526,273
              Eighteenth Series 2004, 5.000%, 8/01/15 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Puerto Rico - 0.9%

       6,500 Puerto Rico Electric Power Authority, Power Revenue             No Opt. Call       AAA        7,529,925
              Refunding Bonds, Series 2002JJ, 5.375%, 7/01/16 - XLCA
              Insured

----
30

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------
             Rhode Island - 0.2%

   $   1,500 Tiverton, Rhode Island, Special Obligation Tax Increment      5/12 at 102.00       N/R $      1,572,450
              Bonds, Village at Mount Hope Bay, Series 2002A, 6.875%,
              5/01/22
-----------------------------------------------------------------------------------------------------------------------
             South Carolina - 0.9%

             Connector 2000 Association Inc., South Carolina, Senior
              Lien Toll Road Revenue Bonds, Series 1998B:
       4,560  0.000%, 1/01/32                                               1/08 at 26.56        B-          422,438
       4,550  0.000%, 1/01/33                                               1/08 at 24.13        B-          386,159

         500 Richland County, South Carolina, Environmental Improvement    4/13 at 101.00       BBB          533,545
              Revenue Refunding Bonds, International Paper Company,
              Series 2003A, 6.100%, 4/01/23 (Alternative Minimum Tax)

       2,000 South Carolina JOBS Economic Development Authority,           8/13 at 100.00       BBB        2,217,280
              Hospital Refunding and Improvement Revenue Bonds, Palmetto
              Health Alliance, Series 2003C, 6.875%, 8/01/27

             Tobacco Settlement Revenue Management Authority, South
             Carolina, Tobacco Settlement Asset-Backed Bonds, Series
             2001B:
       1,500  6.000%, 5/15/22                                              5/11 at 101.00       BBB        1,439,520
       2,340  6.375%, 5/15/28                                              5/11 at 101.00       BBB        2,220,005
         335  6.375%, 5/15/30                                                No Opt. Call       BBB          312,676
-----------------------------------------------------------------------------------------------------------------------
             Tennessee - 2.1%

             Knox County Health, Educational and Housing Facilities
             Board, Tennessee, Hospital Revenue Bonds, Baptist Health
             System of East Tennessee Inc. Series 2002:
       2,000  6.375%, 4/15/22                                              4/12 at 101.00      Baa3        2,025,200
      12,235  6.500%, 4/15/31                                              4/12 at 101.00      Baa3       12,425,132

       3,550 McMinn County Industrial Development Board, Tennessee,        3/05 at 100.00        BB        3,553,941
              Pollution Control Facilities Revenue Bonds, Bowater Inc. -
              Calhoun Newsprint Company Project, Series 1991, 7.625%,
              3/01/16 (Alternative Minimum Tax)

         500 McMinn County Industrial Development Board, Tennessee,       12/04 at 100.00        BB          499,965
              Solid Waste Recycling Facilities Revenue Bonds, Bowater
              Inc. - Calhoun Newsprint Company Project, Series 1992,
              7.400%, 12/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------
             Texas - 6.4%

       1,500 Abilene Health Facilities Development Corporation, Texas,    11/13 at 101.00       N/R        1,555,740
              Retirement Facility Revenue Bonds, Sears Methodist
              Retirement System, Series 2003A, 7.000%, 11/15/33

       2,000 Brazos River Authority, Texas, Pollution Control Revenue        No Opt. Call       BBB        2,170,040
              Refunding Bonds, TXU Electric Company Project, Series
              2001C, 5.750%, 5/01/36 (Alternative Minimum Tax)
              (Mandatory put 11/01/11)

       1,550 Brazos River Authority, Texas, Pollution Control Revenue      4/13 at 101.00       BBB        1,842,578
              Refunding Bonds, TXU Electric Company Project, Series
              1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)

         200 Brazos River Authority, Texas, Pollution Control Revenue      4/13 at 101.00       BBB          237,752
              Bonds, TXU Electric Company Project, Series 1999A, 7.700%,
              4/01/33 (Alternative Minimum Tax)

         715 Brazos River Authority, Texas, Pollution Control Revenue     10/13 at 101.00       BBB          764,542
              Bonds, TXU Energy Company LLC Project, Series 2003C,
              6.750%, 10/01/38 (Alternative Minimum Tax)

         195 Brazos River Authority, Texas, Revenue Bonds, Reliant         4/09 at 101.00      BBB-          196,390
              Energy Inc., Series 1999A, 5.375%, 4/01/19

         500 Brazos River Authority, Texas, Revenue Bonds, Reliant        12/08 at 102.00      BBB-          547,955
              Energy Inc., Series 1999B, 7.750%, 12/01/18

       1,200 Dallas-Ft. Worth International Airport Facility Improvement  11/04 at 100.00       CCC          734,136
              Corporation, Texas, Revenue Bonds, American Airlines Inc.,
              Series 1992, 7.250%, 11/01/30 (Alternative Minimum Tax)

       2,540 Dallas-Ft. Worth International Airport Facility Improvement  11/05 at 102.00       CCC        1,564,411
              Corporation, Texas, Revenue Bonds, American Airlines Inc.,
              Series 1995, 6.000%, 11/01/14

             Danbury Higher Education Authority, Texas, Charter School
             Revenue Bonds, Arlington Classics Academy, Series 2004A:
         375  6.000%, 2/15/14 (WI, settling 11/23/04)                      2/13 at 100.00       N/R          375,000
         895  7.000%, 2/15/24 (WI, settling 11/23/04)                      2/13 at 100.00       N/R          871,846
       1,085  7.250%, 2/15/29 (WI, settling 11/23/04)                      2/13 at 100.00       N/R        1,054,728

             Decatur Hospital Authority, Texas, Revenue Bonds, Wise
             Regional Health System, Series 2004A:
       1,750  7.000%, 9/01/25                                              9/14 at 100.00       N/R        1,775,848
      15,530  7.125%, 9/01/34                                              9/14 at 100.00       N/R       15,831,127

----
31

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------
             Texas (continued)

   $   2,000 Gulf Coast Industrial Development Authority, Texas, Solid     4/12 at 100.00       Ba3 $      2,222,980
              Waste Disposal Revenue Bonds, Citgo Petroleum Corporation
              Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum
              Tax)

         500 Gulf Coast Industrial Development Authority, Texas, Solid       No Opt. Call       Ba2          543,415
              Waste Disposal Revenue Bonds, Citgo Petroleum Corporation
              Project, Series 1995, 7.500%, 5/01/25 (Alternative Minimum
              Tax) (Mandatory put 9/30/12)

       3,300 Health Facilities District of Central Texas Inc., Revenue     2/14 at 100.00       N/R        3,255,945
              Bonds, Lutheran Social Services of the South Inc. Project,
              Series 2004A, 6.875%, 2/15/32

       1,120 Houston, Texas, Airport System Special Facilities Revenue     7/09 at 101.00        B-          750,165
              Bonds, Continental Air Lines Inc. Project, Series 1998C,
              5.700%, 7/15/29 (Alternative Minimum Tax)

             Houston, Texas, Airport System Special Facilities Revenue
             Bonds, Continental Air Lines Inc. Project, Series 2001E:
       1,450  6.750%, 7/01/21 (Alternative Minimum Tax)                    7/11 at 101.00        B-        1,173,993
         500  7.375%, 7/01/22 (Alternative Minimum Tax)                    7/11 at 101.00        B-          429,860
       2,750  6.750%, 7/01/29 (Alternative Minimum Tax)                    7/11 at 101.00        B-        2,124,953

             Houston Health Facilities Development Corporation, Texas,
             Revenue Bonds, Buckingham Senior Living Community Inc.,
             Series 2004A:
         250  7.000%, 2/15/23                                              2/14 at 101.00       N/R          260,470
       1,400  7.125%, 2/15/34                                              2/14 at 101.00       N/R        1,452,598

       2,260 Matagorda County Navigation District 1, Texas, Revenue        5/09 at 101.00      BBB-        2,273,289
              Bonds, Reliant Energy Inc., Series 1999B, 5.950%, 5/01/30
              (Alternative Minimum Tax)

       1,500 Matagorda County Navigation District 1, Texas, Revenue        4/08 at 102.00      BBB-        1,667,171
              Bonds, Reliant Energy Inc., Series 1999C, 8.000%, 5/01/29
              (Mandatory put 4/01/08)

       1,000 Port Corpus Christi Industrial Development Corporation,       5/07 at 102.00       Ba2        1,070,070
              Texas, Environmental Facilities Revenue Bonds, CITGO
              Petroleum Corporation, Series 2003, 8.250%, 11/01/31
              (Alternative Minimum Tax)

       1,000 Sabine River Authority, Texas, Pollution Control Revenue      8/13 at 101.00       BBB        1,085,650
              Refunding Bonds, TXU Energy Company LLC Project,
              Series 2003B, 6.150%, 8/01/22

       3,010 Texas General Services Commission, Texas, Certificates of     9/05 at 100.00       N/R        3,145,601
              Participation, Series 1992, 7.500%, 3/15/12

       5,850 Texas Department of Housing and Community Affairs,            7/21 at 100.00       N/R        5,858,073
              Multifamily Housing Revenue Bonds, Humble Parkway
              Townhomes, Series 2004, 6.600%, 1/01/41 (Alternative
              Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------
             Utah - 0.4%

         750 Bountiful, Davis County, Utah, Hospital Revenue Refunding    12/08 at 101.00       N/R          682,440
              Bonds, South Davis Community Hospital Project, Series
              1998, 5.750%, 12/15/18

       1,500 Carbon County, Utah, Solid Waste Disposal Revenue Refunding   2/05 at 102.00       BB-        1,530,060
              Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste
              Industries, Series 1995, 7.500%, 2/01/10 (Alternative
              Minimum Tax)

       1,150 Carbon County, Utah, Solid Waste Disposal Revenue Bonds,      7/07 at 102.00       N/R        1,165,192
              Laidlaw/ECDC Project, Guaranteed by Allied Waste
              Industries, Series 1997A, 7.450%, 7/01/17 (Alternative
              Minimum Tax)

          45 Utah Housing Finance Agency, Single Family Mortgage Bonds,    7/09 at 101.50       Aa2           45,267
              Series 1999F, 6.300%, 7/01/21 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------
             Virgin Islands - 0.2%

         625 Virgin Islands Government Refinery Facilities, Senior         1/13 at 100.00      BBB-          684,134
              Secured Revenue Bonds, Hovensa LLC Coker Project, Series
              2002, 6.500%, 7/01/21 (Alternative Minimum Tax)

       1,000 Virgin Islands Public Finance Authority, Senior Secured       7/14 at 100.00      BBB-        1,060,240
              Lien Refinery Revenue Bonds, Hovensa LLC, Series 2004,
              5.875%, 7/01/22
-----------------------------------------------------------------------------------------------------------------------
             Virginia - 4.0%

         150 Bedford County Industrial Development Authority, Virginia,    2/08 at 102.00       Ba3          144,252
              Industrial Development Revenue Refunding Bonds, Nekoosa
              Packaging Corporation, Series 1998, 5.600%, 12/01/25
              (Alternative Minimum Tax)

          25 Bedford County Industrial Development Authority, Virginia,   12/09 at 101.00       Ba3           25,990
              Industrial Development Revenue Refunding Bonds, Nekoosa
              Packaging Corporation, Series 1999A, 6.550%, 12/01/25
              (Alternative Minimum Tax)

       2,206 Bell Creek Community Development Authority, Virginia,         3/13 at 101.00       N/R        2,230,840
              Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22

----
32

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Virginia (continued)

   $   3,000 Broad Street Community Development Authority, Virginia,       6/13 at 102.00       N/R $      2,983,950
              Revenue Bonds, Series 2003, 7.500%, 6/01/33

       2,226 Celebrate Virginia North Community Development Authority,     3/14 at 102.00       N/R        2,244,676
              Special Assessment Revenue Bonds, Series 2003B, 6.750%,
              3/01/34

         435 Goochland County Industrial Development Authority,           12/08 at 101.00       Ba3          421,441
              Virginia, Industrial Development Revenue Refunding Bonds,
              Nekoosa Packaging Corporation Project, Series 1998,
              5.650%, 12/01/25 (Alternative Minimum Tax)

       2,005 Hopewell Industrial Development Authority, Virginia,         12/04 at 101.00       N/R        2,036,053
              Resources Recovery Revenue Refunding Bonds, Stone
              Container Corporation Project, Series 1992, 8.250%, 6/01/16

       3,000 Mecklenburg County Industrial Development Authority,         10/12 at 100.00        A3        3,363,570
              Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP
              Project, Series 2002, 6.500%, 10/15/17 (Alternative
              Minimum Tax)

             Pocahontas Parkway Association, Virginia, Senior Lien
             Revenue Bonds, Route 895 Connector Toll Road, Series 1998A:
         200  5.000%, 8/15/06                                                No Opt. Call        BB          201,266
         500  5.250%, 8/15/07                                                No Opt. Call        BB          505,130
       6,760  0.000%, 8/15/14                                               8/08 at 73.23        BB        3,455,509
       4,855  5.500%, 8/15/28                                              8/08 at 102.00        BB        4,423,342
       1,000  0.000%, 8/15/30                                               8/08 at 28.38        BB          184,070

             Pocahontas Parkway Association, Virginia, Senior Lien
             Revenue Bonds, Route 895 Connector Toll Road, Series 1998B:
       2,775  0.000%, 8/15/12                                               8/08 at 82.10        BB        1,626,816
       3,000  0.000%, 8/15/15                                               8/08 at 68.82        BB        1,462,170
      15,300  0.000%, 8/15/23                                               8/08 at 42.95        BB        4,377,789
       1,750  0.000%, 8/15/29                                               8/08 at 30.08        BB          343,980
      15,000  0.000%, 8/15/33                                               8/08 at 23.55        BB        2,267,700

       1,500 Rockbridge County Industrial Development Authority,           7/11 at 100.00        B2        1,333,440
              Virginia, Horse Center Revenue and Refunding Bonds, Series
              2001C, 6.850%, 7/15/21

       1,000 Virginia Gateway Community Development Authority, Prince      3/13 at 102.00       N/R        1,010,450
              William County, Special Assessment Bonds, Series 2003,
              6.375%, 3/01/30

         505 Virginia Small Business Financing Authority, Industrial         No Opt. Call       N/R          506,086
              Development Water Revenue Bonds, S.I.L. Clean Water, LLC
              Project, Series 1999, 7.250%, 11/01/09 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Wisconsin - 2.3%

             Badger Tobacco Asset Securitization Corporation, Wisconsin,
             Tobacco Settlement Asset-Backed Bonds, Series 2002:
       1,000  7.000%, 6/01/28                                              6/12 at 100.00       BBB        1,004,870
       6,000  6.375%, 6/01/32                                              6/12 at 100.00       BBB        5,561,220

          40 Green Bay Redevelopment Authority, Wisconsin, Industrial        No Opt. Call       Ba2           38,822
              Development Revenue Bonds, Fort James Project, Series
              1999, 5.600%, 5/01/19 (Alternative Minimum Tax)

         450 Lac Courte Oreilles Band of Lake Superior Chippewa Indians,  12/14 at 101.00       N/R          452,174
              Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16

       1,050 Nekoosa, Wisconsin, Pollution Control Revenue Bonds,            No Opt. Call       Ba3        1,025,262
              Nekoosa Paper Inc., Series 1999B, 5.500%, 7/01/15

       1,000 Wisconsin Health and Educational Facilities Authority,        2/09 at 101.00      BBB+        1,011,900
              Revenue Bonds, Aurora Health Care Inc., Series 1999A,
              5.600%, 2/15/29

       1,365 Wisconsin Health and Educational Facilities Authority,       10/11 at 100.00       BBB        1,410,123
              Revenue Bonds, Carroll College Inc., Series 2001, 6.250%,
              10/01/21

       2,500 Wisconsin Health and Educational Facilities Authority,        5/12 at 100.00       N/R        2,623,975
              Revenue Bonds, Divine Savior Healthcare, Series 2002A,
              7.500%, 5/01/32

       2,250 Wisconsin Health and Educational Facilities Authority,        1/13 at 101.00       N/R        2,284,493
              Revenue Bonds, Community Memorial Hospital Inc. - Oconto
              Falls, Series 2003, 7.250%, 1/15/33

             Wisconsin Health and Educational Facilities Authority,
             Revenue Bonds, Southwest Health Center Inc., Series 2004A:
         875  6.125%, 4/01/24                                              4/14 at 100.00       N/R          865,261
       1,000  6.250%, 4/01/34                                              4/14 at 100.00       N/R          981,210

----
33

Portfolio of Investments (Unaudited)
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                               Optional Call                     Market
Amount (000) Description                                                     Provisions* Ratings**            Value
-------------------------------------------------------------------------------------------------------------------
             Wisconsin (continued)

   $   2,500 Wisconsin Health and Educational Facilities Authority,       8/14 at 100.00       N/R $      2,525,325
              Revenue Bonds, Beaver Dam Community Hospitals Inc., Series
              2004A, 6.750%, 8/15/34
-------------------------------------------------------------------------------------------------------------------
   $ 873,918 Total Long-Term Investments (cost $808,084,864) - 96.4%                                    845,783,250
-------------------------------------------------------------------------------------------------------------------
------------
             Other Long-Term Investments - 0.5%

       4,000 Charter Mac Equity Issuer Trust, New York, Preferred           No Opt. Call        A3        4,282,600
              Shares, Series 2004A-4, 5.750%, 4/30/15
-------------------------------------------------------------------------------------------------------------------
   $   4,000 Total Other Long-Term Investments (cost $4,277,634)                                          4,282,600
-------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 4.8%

       1,150 Alachua County Health Facilities Authority, Florida,                           VMIG-1        1,150,000
              Revenue Bonds, Shands Teaching Hospital and Clinics Inc.,
              Variable Rate Demand Obligations, Series 2003A, 1.740%,
              12/01/32+

       3,000 California Health Facilities Financing Authority, Insured                        A-1+        3,000,000
              Revenue Bonds, Scripps Health, Variable Rate Demand
              Obligations, Series 1998B, 1.720%, 10/01/22 - MBIA Insured+

       6,525 Clark County School District, Nevada, General Obligation                         A-1+        6,525,000
              Bonds, Variable Rate Demand Obligations, Series 2001A,
              1.640%, 6/15/21 - FSA Insured+

       1,200 Clarksville Public Building Authority, Tennessee, Municipal                    VMIG-1        1,200,000
              Bond Fund Pooled Financing Bonds, Variable Rate Demand
              Obligations, Series 2004, 1.750%, 7/01/34+

       2,100 Idaho Health Facilities Authority, Revenue Bonds, St.                            A-1+        2,100,000
              Luke's Regional Medical Center, Variable Rate Demand
              Obligations, Series 2000, 1.690%, 7/01/30 - FSA Insured+

         950 Maryland Economic Development Corporation, Revenue Bonds,                        A-1+          950,000
              Pharmacopeia Inc., Variable Rate Demand Obligations,
              Series 2004A, 1.750%, 7/01/34 - AMBAC Insured+

       1,125 Massachusetts Development Finance Authority, Revenue Bonds,                      A-1+        1,125,000
              Boston University, Variable Rate Demand Obligations,
              Series 2002R-2, 1.690%, 10/01/42 - XLCA Insured+

       1,000 Massachusetts Health and Educational Facilities Authority,                       A-1+        1,000,000
              Capital Asset Program, Variable Rate Demand Obligations,
              Series 1985, 1.710%, 1/01/35 - MBIA Insured+

      10,000 Metropolitan Transportation Authority, New York,                                 A-1+       10,000,000
              Transportation Revenue Bonds, Variable Rate Demand
              Obligations, Series 2002G-1, 1.710%, 11/01/26 - AMBAC
              Insured+

       2,000 Metropolitan Water District of Southern California,                              A-1+        2,000,000
              Waterworks Revenue Bonds, Variable Rate Demand Obligation,
              Series 2001C-2, 1.650%, 7/01/36+

       2,100 New York City, New York, General Obligation Bonds, Variable                      A-1+        2,100,000
              Rate Demand Obligations, Fiscal Series 2002A-7, 1.660%,
              11/01/24 - AMBAC Insured+

       1,300 New York City Municipal Water Finance Authority, New York,                       A-1+        1,300,000
              Water and Sewerage System Revenue Variable Rate Demand
              Obligations, Fiscal Series 1993C, 1.700%, 6/15/22 - FGIC
              Insured+

       1,000 Puerto Rico Government Development Bank, Adjustable                               A-1        1,000,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 1.700%, 12/01/15 - MBIA Insured+

       5,000 San Bernardino County, California, Certificates of                               A-1+        5,000,000
              Participation, Medical Center Financing Project, Variable
              Rate Demand Obligations, Series 1998, 1.760%, 8/01/26 -
              MBIA Insured+

       4,000 University of Alabama at Birmingham, Hospital Revenue                             A-1        4,000,000
              Bonds, Variable Rate Demand Obligations, Series 2000B,
              1.730%, 9/01/31 - AMBAC Insured+
-------------------------------------------------------------------------------------------------------------------
   $  42,450 Total Short-Term Investments (cost $42,450,000)                                             42,450,000
-------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $854,812,498) - 101.7%                                             892,515,850
             ------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - (1.7)%                                                    (14,615,203)
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $    877,900,647
             ------------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (DD)Security purchased on a delayed delivery basis.
          (WI)Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
           # Non-income producing security. On January 1, 2002, CFR Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interest in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen Funds. CFR Holdings, Inc. determined that a sale of the facility was in the best interest of shareholders and proceeded accordingly.
           ## Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The security was sold subsequent to the reporting period.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
34

Portfolio of Investments (Unaudited)
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Alabama - 2.5%

   $     200 Alabama State Docks Department, Docks Facilities Revenue     10/06 at 102.00       AAA $        216,744
              Bonds, Series 1996, 6.100%, 10/01/13 (Alternative Minimum
              Tax) - MBIA Insured

         400 Bayou La Batre Utilities Board, Alabama, Water and Sewer      3/07 at 102.00        AA          424,148
              Revenue Refunding and Improvement Bonds, Series 1997,
              5.750%, 3/01/27 - RAAI Insured

         100 Jefferson County, Alabama, Sewer Revenue Warrants, Series     2/07 at 101.00       AAA          109,139
              1997D, 5.750%, 2/01/27 (Pre-refunded to 2/01/07) - FGIC
              Insured

       2,000 Sheffield, Alabama, Electric Revenue Warrants, Series 2003,   7/13 at 100.00       Aaa        2,176,420
              5.500%, 7/01/29 - AMBAC Insured

       5,000 Southeast Alabama Gas District, General System Revenue        6/10 at 102.00       Aaa        5,627,750
              Bonds, Series 2000A, 5.500%, 6/01/20 - AMBAC Insured

         250 Tallassee Industrial Development Board, Alabama, Revenue      8/06 at 102.00      A***          272,117
              Bonds, Dow-United Technologies Composite Products, Series
              1996A, 6.100%, 8/01/14 (Pre-refunded to 8/01/06)
--------------------------------------------------------------------------------------------------------------------
             Alaska - 1.1%

       3,200 Anchorage, Alaska, Water Revenue Refunding Bonds, Series      9/09 at 101.00       AAA        3,653,376
              1999, 6.000%, 9/01/24 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Arizona - 1.0%

       2,100 Arizona Health Facilities Authority, Hospital System         12/10 at 102.00       BBB        2,341,584
              Revenue Bonds, John C. Lincoln Health Network, Series
              2000, 7.000%, 12/01/25

       1,050 Northern Arizona University, System Revenue Bonds, Series     6/14 at 100.00       AAA        1,174,824
              2003, 5.500%, 6/01/22 - FGIC Insured
--------------------------------------------------------------------------------------------------------------------
             California - 8.4%

             California, General Obligation Bonds, Series 2004:
         875  5.000%, 2/01/19 - AMBAC Insured                              2/14 at 100.00       AAA          945,945
       1,000  5.200%, 4/01/26                                              4/14 at 100.00         A        1,054,100

             California Department of Water Resources, Power Supply
             Revenue Bonds, Series 2002A:
       2,000  6.000%, 5/01/14                                              5/12 at 101.00        A2        2,352,640
       5,500  5.375%, 5/01/21                                              5/12 at 101.00        A2        5,978,500

       4,335 California Department of Water Resources, Power Supply        5/12 at 101.00       AAA        6,210,148
              Revenue Bonds, DRIVERS, Series 344, 12.383%, 5/01/13 (IF)

             California State Public Works Board, Lease Revenue Bonds,
             Department of General Services, Series 2003D:
       1,350  5.500%, 6/01/17                                             12/13 at 100.00        A-        1,514,471
       1,490  5.500%, 6/01/19                                             12/13 at 100.00        A-        1,659,458

       8,000 Contra Costa Home Mortgage Finance Authority, California,       No Opt. Call       AAA        4,377,200
              Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17
              - MBIA Insured

       2,000 Foothill/Eastern Transportation Corridor Agency,                No Opt. Call       AAA        1,994,180
              California, Toll Road Revenue Bonds, Series 1995A, 0.000%,
              1/01/05

       1,500 Long Beach, California, Revenue Bonds, Aquarium of the        7/05 at 102.00       AAA        1,570,815
              Pacific Project, Series 1995A, 6.125%,
              7/01/23 (Pre-refunded to 7/01/05)

             Sacramento Cogeneration Authority, California, Cogeneration
             Project Revenue Bonds, Proctor and Gamble, Series 1995:
         500  6.200%, 7/01/06                                              7/05 at 102.00       BBB          522,400
       1,000  6.500%, 7/01/21 (Pre-refunded to 7/01/05)                    7/05 at 102.00       AAA        1,051,730
--------------------------------------------------------------------------------------------------------------------
             Colorado - 3.3%

       6,000 Arapahoe County Capital Improvement Trust Fund, Colorado,       No Opt. Call       AAA        5,911,440
              Senior Revenue Bonds, Highway E-470, Series 1986C, 0.000%,
              8/31/05

       2,000 Arapahoe County Capital Improvement Trust Fund, Colorado,     8/05 at 103.00       AAA        2,144,620
              Senior Revenue Bonds, Highway E-470, Series 1986B, 6.950%,
              8/31/20 (Pre-refunded to 8/31/05)

       1,305 Colorado Housing Finance Authority, Single Family Program     4/10 at 105.00        AA        1,348,822
              Senior Bonds, Series 2000D-2, 6.900%, 4/01/29 (Alternative
              Minimum Tax)

       1,850 Douglas County School District No. Re 1, Douglas and Elbert  12/14 at 100.00       Aaa        2,128,148
              Counties, Colorado, General Obligation Bonds, Series 2004,
              5.750%, 12/15/23 - FGIC Insured

----
35

Portfolio of Investments (Unaudited)
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Connecticut - 2.2%

             Bridgeport, Connecticut, General Obligation Bonds, Series
             ROL-II-R-45:
   $   2,360  14.482%, 7/15/16 (Pre-refunded to 7/15/10) (IF)              7/10 at 101.00       AAA $      3,603,578
       2,600  14.408%, 7/15/17 (Pre-refunded to 7/15/10) (IF)              7/10 at 101.00       AAA        3,970,044
--------------------------------------------------------------------------------------------------------------------
             District of Columbia - 1.4%

       4,365 District of Columbia, Certificates of Participation, Series   1/14 at 100.00       AAA        4,865,098
              2003, 5.500%, 1/01/18 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Florida - 2.9%

       1,200 Escambia County Health Facilities Authority, Florida,           No Opt. Call        AA        1,342,656
              Revenue Bonds, Ascension Health Credit Group, Series
              2003A, 5.250%, 11/15/14

       3,510 Florida Housing Finance Corporation, Revenue Bonds, Wyndham   1/11 at 100.00       AAA        3,697,890
              Place Apartments, Series 2000W-1, 5.850%, 1/01/41
              (Alternative Minimum Tax) - FSA Insured

             Jacksonville Port Authority, Florida, Seaport Revenue
             Bonds, Series 2000:
       1,115  5.625%, 11/01/26 (Alternative Minimum Tax) (Pre-refunded    11/10 at 100.00       Aaa        1,261,533
              to 11/01/10) - MBIA Insured
       1,600  5.625%, 11/01/26 (Alternative Minimum Tax) - MBIA Insured   11/10 at 100.00       Aaa        1,721,328

       1,860 Nassau County, Florida, ICF/MR Revenue Bonds, GF/Amelia       1/05 at 101.00       N/R        1,900,455
              Island Properties Inc., Series 1993A, 9.750%, 1/01/23
--------------------------------------------------------------------------------------------------------------------
             Georgia - 0.5%

       1,500 Fulton County Development Authority, Georgia, Revenue           No Opt. Call       AAA        1,680,885
              Bonds, Georgia Tech - Klaus Parking and Family Housing,
              Series 2003, 5.000%, 11/01/13 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             Illinois - 5.8%

             Champaign, Illinois, General Obligation Public Safety Sales
             Tax Bonds, Series 1999:
       1,140  8.250%, 1/01/21 - FGIC Insured                                 No Opt. Call       AAA        1,665,905
       1,275  8.250%, 1/01/22 - FGIC Insured                                 No Opt. Call       AAA        1,872,031

       2,000 Illinois Development Finance Authority, Revenue Bonds,        9/06 at 102.00       AAA        2,187,260
              Presbyterian Home of Lake Forest, Series 1996B, 6.300%,
              9/01/22 - FSA Insured

       2,815 Illinois Educational Facilities Authority, Revenue           12/04 at 100.00    N/R***        2,827,611
              Refunding Bonds, Columbia College, Series 1992, 6.875%,
              12/01/17 (Pre-refunded to 12/01/04)

       2,000 Illinois Health Facilities Authority, Revenue Bonds,          8/06 at 102.00    N/R***        2,207,360
              Fairview Obligated Group, Series 1995A, 7.125%, 8/15/17
              (Pre-refunded to 8/15/06)

       4,000 Illinois Health Facilities Authority, Revenue Bonds,          8/07 at 101.00      Baa2        3,719,800
              Victory Health Services, Series 1997A, 5.750%, 8/15/27

       3,320 Kane County, Illinois, Motor Fuel and Tax Alternative           No Opt. Call       AAA        3,787,024
              Revenue Source Bonds, Series 2004, 5.250%, 1/01/21 - FGIC
              Insured

       1,645 Warren Township School District 121 Gurnee, Lake County,      3/14 at 101.00       AAA        1,834,043
              Illinois, General Obligation Bonds, Series 2004C, 5.500%,
              3/01/22 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Indiana - 3.0%

       2,805 DeKalb Eastern High School Building Corporation, Indiana,     1/12 at 100.00       AAA        3,261,906
              First Mortgage Bonds, Series 2003, 6.000%, 1/15/18 - FSA
              Insured

       1,235 Hendricks County Building Facilities Corporation, Indiana,    7/14 at 100.00       Aa3        1,361,353
              First Mortgage Revenue Bonds, Series 2004, 5.500%, 7/15/24

       1,365 Indiana Housing Finance Authority, Single Family Mortgage     1/10 at 100.00       Aaa        1,414,645
              Revenue Bonds, Series 2000C-3, 5.650%, 7/01/30
              (Alternative Minimum Tax)

       1,010 Indiana Transportation Finance Authority, Highway Revenue       No Opt. Call       Aa2        1,270,065
              Bonds, Series 1992A, 6.800%, 12/01/16

       1,815 Indiana Transportation Finance Authority, Highway Revenue     6/13 at 100.00       AAA        2,071,641
              Bonds, Series 2003A, 5.250%, 6/01/19 (Pre-refunded to
              6/01/13) - FSA Insured

       1,000 Vigo County School Building Corporation, Indiana, First       1/13 at 100.00       AAA        1,065,340
              Mortgage Bonds, Series 2003, 5.250%, 7/10/24 - FSA Insured
--------------------------------------------------------------------------------------------------------------------
             Kentucky - 0.5%

       2,000 Kentucky Economic Development Finance Authority, Hospital     4/08 at 102.00       BB-        1,894,780
              System Revenue Refunding and Improvement Bonds,
              Appalachian Regional Healthcare Inc. Project, Series 1997,
              5.875%, 10/01/22

----
36

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Louisiana - 1.5%

   $     935 Calcasieu Parish Public Trust Authority, Louisiana, Single    4/10 at 105.00       Aaa $      1,003,844
              Family Mortgage Revenue Bonds, Series 2000A, 7.000%,
              10/01/31 (Alternative Minimum Tax)

       4,750 Tobacco Settlement Financing Corporation, Louisiana,          5/11 at 101.00       BBB        4,245,550
              Tobacco Settlement Asset-Backed Bonds, Series 2001B,
              5.500%, 5/15/30
--------------------------------------------------------------------------------------------------------------------
             Maryland - 2.1%

       2,000 Maryland Energy Financing Administration, Solid Waste        12/06 at 102.00        A-        2,107,720
              Disposal Revenue Bonds, Baltimore Wheelabrator Water
              Projects LLC, Series 1996, 6.450%, 12/01/16 (Alternative
              Minimum Tax)

       5,000 University of Maryland, Auxiliary Facility and Tuition        4/13 at 100.00        AA        5,352,550
              Revenue Bonds, Series 2003A, 5.000%, 4/01/21
--------------------------------------------------------------------------------------------------------------------
             Massachusetts - 3.7%

       5,000 Massachusetts, General Obligation Bonds, Consolidated Loan,   8/12 at 100.00       AAA        5,689,150
              Series 2002D, 5.375%, 8/01/21 (Pre-refunded to 8/01/12) -
              MBIA Insured

             Massachusetts, General Obligation Bonds, Series 2003D:
       2,480  5.500%, 10/01/18                                               No Opt. Call       Aa2        2,887,092
       1,000  5.250%, 10/01/22 (Pre-refunded to 10/01/13)                 10/13 at 100.00       Aa2        1,126,150

       3,000 Massachusetts Industrial Finance Agency, Resource Recovery   12/08 at 102.00       BBB        2,998,020
              Revenue Refunding Bonds, Ogden Haverhill Project, Series
              1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Michigan - 2.6%

       3,000 Michigan State Hospital Finance Authority, Revenue            2/05 at 101.00       Ba3        2,830,350
              Refunding Bonds, Detroit Medical Center Obligated Group,
              Series 1993A, 6.500%, 8/15/18

       2,000 Michigan State Hospital Finance Authority, Hospital Revenue   8/08 at 101.00       Ba3        1,601,460
              Bonds, Detroit Medical Center Obligated Group, Series
              1998A, 5.250%, 8/15/23

       2,000 Michigan Strategic Fund, Collateralized Limited Obligation    9/11 at 100.00        A-        2,074,360
              Pollution Control Revenue Refunding Bonds, Fixed Rate
              Conversion, Detroit Edison Company, Series 1999C, 5.650%,
              9/01/29 (Alternative Minimum Tax)

       2,500 Michigan Strategic Fund, Limited Obligation Revenue          12/12 at 100.00       AAA        2,617,750
              Refunding Bonds, Detroit Edison Company, Series 2002C,
              5.450%, 12/15/32 (Alternative Minimum Tax) - XLCA Insured
--------------------------------------------------------------------------------------------------------------------
             Minnesota - 0.6%

         980 Minnesota Housing Finance Agency, Single Family Remarketed    7/10 at 101.50       AA+        1,009,753
              Mortgage Bonds, Series 1997G, 6.000%, 1/01/18

       1,080 St. Paul Port Authority, Minnesota, Lease Revenue Bonds,     12/13 at 100.00       AA+        1,185,872
              Office Building at Cedar Street, Series 2003, 5.250%,
              12/01/20
--------------------------------------------------------------------------------------------------------------------
             Missouri - 1.3%

       2,000 Missouri Housing Development Commission, Single Family        3/14 at 100.00       AAA        2,171,980
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              2004D, 5.500%, 9/01/34 (Alternative Minimum Tax) (WI,
              settling 11/30/04)

       1,915 Sikeston, Missouri, Electric System Revenue Refunding           No Opt. Call       AAA        2,307,422
              Bonds, Series 1996, 6.000%, 6/01/14 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             New Hampshire - 1.7%

       5,500 New Hampshire Business Finance Authority, Pollution Control   5/12 at 101.00       AAA        6,074,970
              Revenue Refunding Bonds, Public Service Company of New
              Hampshire, Series 2001C, 5.450%, 5/01/21 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             New Jersey - 1.5%

       1,335 Manalapan-Englishtown Regional Board of Education, New          No Opt. Call       Aaa        1,610,117
              Jersey, General Obligation Bonds, Series 2004, 5.750%,
              12/01/21 - FGIC Insured

       2,000 Passaic Valley Water Commission, New Jersey, Water System       No Opt. Call       AAA        2,253,200
              Revenue Bonds, Series 2003, 5.000%, 12/15/19 - FSA Insured

       1,455 Tobacco Settlement Financing Corporation, New Jersey,         6/12 at 100.00       BBB        1,353,514
              Tobacco Settlement Asset-Backed Bonds, Series 2002,
              5.750%, 6/01/32

----
37

Portfolio of Investments (Unaudited)
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             New York - 14.6%

   $   4,000 Metropolitan Transportation Authority, New York, State        7/12 at 100.00       AA- $      4,119,880
              Service Contract Refunding Bonds, Series 2002A, 5.125%,
              1/01/29

       1,000 Metropolitan Transportation Authority, New York, Dedicated   10/14 at 100.00       AAA        1,152,400
              Tax Fund Bonds, Series 1999A, 5.250%, 4/01/23
              (Pre-refunded to 10/01/14) - FSA Insured

         115 New York City, New York, General Obligation Bonds, Fiscal     4/07 at 101.00       Aaa          127,921
              Series 1997I, 6.250%, 4/15/27 (Pre-refunded to 4/15/07)

          15 New York City, New York, General Obligation Bonds, Series       No Opt. Call         A           15,066
              1991B, 7.500%, 2/01/09

       5,000 New York City, New York, General Obligation Bonds, Fiscal     8/12 at 100.00         A        5,611,800
              Series 2003A, 5.750%, 8/01/16

       3,500 New York City, New York, General Obligation Bonds, Fiscal     8/13 at 100.00         A        3,869,390
              Series 2004A, 5.500%, 8/01/20

       2,700 New York City Transitional Finance Authority, New York,       5/10 at 101.00       Aa3        3,858,570
              Future Tax Secured Bonds, Residual Interest Certificates,
              Series 319, 13.630%, 11/01/17 (IF)

       2,500 Dormitory Authority of the State of New York, Revenue         7/05 at 102.00       AAA        2,630,700
              Bonds, Department of Health - Roswell Park Cancer Center,
              Series 1995, 6.625%, 7/01/24 (Pre-refunded to 7/01/05)

             New York State Housing Finance Agency, Service Contract
             Obligation Revenue Bonds, Series 1995A:
         350  6.375%, 9/15/15 (Pre-refunded to 9/15/05)                    9/05 at 102.00    AA-***          370,822
       2,630  6.375%, 9/15/15 (Pre-refunded to 9/15/07)                    9/07 at 100.00       AAA        2,943,233
          20  6.375%, 9/15/15                                              9/05 at 102.00       AA-           21,109

       2,125 New York State Urban Development Corporation, Special           No Opt. Call       AA-        2,463,385
              Project Revenue Bonds, University Facilities Grants,
              Series 1995, 5.500%, 1/01/19

       5,000 New York State Urban Development Corporation, Service           No Opt. Call       AA-        5,587,300
              Contract Revenue Bonds, Correctional and Youth Facilities,
              Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

       7,500 Port Authority of New York and New Jersey, Special Project   10/06 at 102.00       N/R        7,654,200
              Bonds, KIAC Partners, Fourth Series 1996, 6.750%, 10/01/19
              (Alternative Minimum Tax)

       5,000 Port Authority of New York and New Jersey, Special Project      No Opt. Call       AAA        6,032,650
              Bonds, JFK International Air Terminal LLC, Sixth Series
              1997, 7.000%, 12/01/12 (Alternative Minimum Tax) - MBIA
              Insured

       3,500 New York State Tobacco Settlement Financing Corporation,      6/13 at 100.00       AAA        3,779,580
              Tobacco Settlement Asset-Backed and State Contingency
              Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/21 -
              AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Ohio - 1.9%

       2,435 Genoa Village, Electric System Improvement Revenue Bonds,     2/14 at 100.00       AAA        2,592,301
              American Municipal Power Ohio Inc., Series 2004, 5.250%,
              2/15/24

       2,000 Cuyahoga County, Ohio, Hospital Revenue Bonds, Cleveland      8/05 at 102.00       AAA        2,109,840
              Clinic Foundation, Meridia Health System, Series 1995,
              6.250%, 8/15/24 (Pre-refunded to 8/15/05)

       1,750 Miami County, Ohio, Hospital Facilities Revenue Refunding     5/06 at 102.00      BBB+        1,804,950
              and Improvement Bonds, Upper Valley Medical Center, Series
              1996A, 6.375%, 5/15/26
--------------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.9%

       1,730 Durant Community Facilities Authority, Bryan County,         11/14 at 100.00       AAA        1,966,162
              Oklahoma, Sales Tax Revenue Bonds, Series 2004, 5.750%,
              11/01/24 (WI, settling 11/03/04) - XLCA Insured

       5,000 Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding   12/08 at 100.00        B-        4,628,700
              Bonds, American Airlines Inc., Series 2001B, 5.650%,
              12/01/35 (Alternative Minimum Tax) (Mandatory put 12/01/08)
--------------------------------------------------------------------------------------------------------------------
             Oregon - 0.7%

       2,170 Marian County Housing Authority, Oregon, Multifamily         10/06 at 105.00       AAA        2,381,662
              Housing Revenue Bonds, Elliot Residence, Senior Lien,
              Series 1995, 7.500%, 10/20/37 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Pennsylvania - 3.8%

       1,000 Allegheny County Hospital Development Authority,             11/10 at 102.00       AAA        1,174,220
              Pennsylvania, Insured Revenue Bonds, West Penn Allegheny
              Health System, Series 2000A, 6.500%, 11/15/30 - MBIA
              Insured

       2,500 Allegheny County Higher Education Building Authority,         2/06 at 102.00      Baa3        2,634,525
              Pennsylvania, College Revenue Bonds, Robert Morris
              College, Series 1996A, 6.400%, 2/15/14

       5,935 Delaware River Port Authority, New Jersey and Pennsylvania,   1/08 at 100.00       AAA        8,108,100
              Revenue Bonds, Drivers Series 144, Inverse Floaters,
              13.087%, 1/01/10 (IF)

----
38

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Pennsylvania (continued)

   $     435 Falls Township Hospital Authority, Pennsylvania,              2/05 at 100.00       AAA $        451,008
              FHA-Insured Revenue Refunding Bonds, Delaware Valley
              Medical Center Project, Series 1992, 7.000%, 8/01/22

         665 Philadelphia Redevelopment Authority, Pennsylvania,          10/13 at 100.00         A          670,639
              Multifamily Housing Revenue Bonds, Pavilion Apartments,
              Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Puerto Rico - 1.6%

       2,000 Puerto Rico, Public Improvement General Obligation              No Opt. Call       AAA        2,512,000
              Refunding Bonds, Series 1997, 6.500%, 7/01/14 - MBIA
              Insured

       3,000 Puerto Rico Housing Finance Authority, Capital Fund Program  12/13 at 100.00     AA***        3,204,210
              Revenue Bonds, Series 2003, 5.000%, 12/01/20
--------------------------------------------------------------------------------------------------------------------
             South Carolina - 2.7%

         200 Greenville, South Carolina, Hospital Facilities Revenue         No Opt. Call        AA          236,860
              Bonds, Series 1990, 6.000%, 5/01/20

             Greenwood County, South Carolina, Hospital Revenue Bonds,
             Self Memorial Hospital, Series 2001:
       2,500  5.500%, 10/01/26                                            10/11 at 100.00         A        2,605,675
       3,250  5.500%, 10/01/31                                            10/11 at 100.00         A        3,368,008

         500 South Carolina Education Assistance Authority, Guaranteed     3/05 at 101.00         A          506,100
              Student Loan Revenue Refunding Bonds, Series 1994, 6.300%,
              9/01/08 (Alternative Minimum Tax)

          85 South Carolina Housing Finance and Development Authority,     1/05 at 102.00       Aaa           86,896
              Homeownership Mortgage Purchase, Series 1994A, 6.150%,
              7/01/08

         105 South Carolina Housing Finance and Development Authority,     5/06 at 102.00       Aa2          106,162
              Mortgage Revenue Bonds, Series 1996A, 6.350%, 7/01/25
              (Alternative Minimum Tax)

       1,000 South Carolina Housing Finance and Development Authority,     6/05 at 102.00       BBB        1,021,920
              Multifamily Revenue Housing Bonds, United Dominion -
              Hunting Ridge Apartments, Series 1995, 6.750%, 6/01/25
              (Alternative Minimum Tax) (Mandatory put 6/01/10)

       1,250 South Carolina Housing Finance and Development Authority,    12/05 at 102.00       AA-        1,300,138
              Multifamily Housing Revenue Refunding Bonds, America First
              - Runaway Bay Apartments, Series 1995, 6.125%, 12/01/15
--------------------------------------------------------------------------------------------------------------------
             South Dakota - 1.8%

       6,075 South Dakota Education Loans Inc., Revenue Bonds,             6/08 at 102.00        A2        6,401,653
              Subordinate Series 1998-1K, 5.600%, 6/01/20 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Tennessee - 5.6%

       2,435 Knox County Health, Educational and Housing Facilities        4/12 at 101.00      Baa3        2,465,681
              Board, Tennessee, Hospital Revenue Bonds, Baptist Health
              System of East Tennessee Inc. Series 2002, 6.375%, 4/15/22

       8,115 Memphis-Shelby County Airport Authority, Tennessee, Airport   3/10 at 101.00       AAA        8,994,747
              Revenue Bonds, Series 1999D, 6.000%, 3/01/24 (Alternative
              Minimum Tax) - AMBAC Insured

         920 Shelby County Health, Educational, and Housing Facilities     8/07 at 105.00    N/R***        1,125,933
              Board, Tennessee, ICF/MR Revenue Bonds, Open Arms
              Developmental Centers, Series 1992A, 9.750%, 8/01/19
              (Pre-refunded to 8/01/07)

         935 Shelby County Health, Education, and Housing Facilities       8/07 at 105.00    N/R***        1,144,290
              Board, Tennessee, ICF/MR Revenue Bonds, Open Arms
              Developmental Centers, Series 1992C, 9.750%, 8/01/19
              (Pre-refunded to 8/01/07)

       5,400 Shelby County Health, Educational, and Housing Facilities     7/09 at 102.00        AA        5,587,542
              Board, Tennessee, Revenue Bonds, St. Jude's Children's
              Research, Series 1999, 5.375%, 7/01/29
--------------------------------------------------------------------------------------------------------------------
             Texas - 7.7%

       1,190 Fort Worth, Texas, General Obligation Bonds, Series 2003,     3/13 at 100.00       AAA        1,263,637
              5.000%, 3/01/21 - FGIC Insured

             Gregg County Health Facilities Development Corporation,
             Texas, Hospital Revenue Bonds, Good Shepherd Medical Center
             Project, Series 2000:
       3,250  6.375%, 10/01/25 - RAAI Insured                             10/10 at 101.00        AA        3,723,038
       3,000  6.375%, 10/01/29 - RAAI Insured                             10/10 at 101.00        AA        3,429,270

       5,250 Harlingen Independent School District, Cameron County,        8/09 at 100.00       AAA        5,692,313
              Texas, Unlimited Tax School Building Bonds, Series 1999,
              5.500%, 8/15/26

       3,150 Sam Rayburn Municipal Power Agency, Texas, Power Supply      10/12 at 100.00      Baa2        3,395,448
              System Revenue Refunding Bonds, Series 2002A, 6.000%,
              10/01/21

----
39

Portfolio of Investments (Unaudited)
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Texas (continued)

   $   4,000 Tarrant County Health Facilities Development Corporation,    11/10 at 101.00         A $      4,374,200
              Texas, Hospital Revenue Bonds, Adventist Health System -
              Sunbelt Obligated Group, Series 2000, 6.700%, 11/15/30

       3,020 Tom Green County Health Facilities Development Corporation,   5/11 at 101.00      Baa3        3,252,238
              Texas, Hospital Revenue Bonds, Shannon Health System
              Project, Series 2001, 6.750%, 5/15/21

       1,500 Wichita Falls, Wichita County, Texas, Priority Lien Water     8/11 at 100.00       AAA        1,663,155
              and Sewerage System Revenue Bonds, Series 2001, 5.375%,
              8/01/20 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Virginia - 0.9%

       3,000 Prince William County Park Authority, Virginia, Park         10/09 at 101.00        A3        3,193,860
              Facilities Revenue Refunding and Improvement Bonds, Series
              1999, 6.000%, 10/15/28
--------------------------------------------------------------------------------------------------------------------
             Washington - 4.5%

       2,405 Franklin County Public Utility District 1, Washington,        9/12 at 100.00       AAA        2,747,809
              Electric Revenue Refunding Bonds, Series 2002, 5.625%,
              9/01/20 - MBIA Insured

       5,000 Port of Seattle, Washington, Special Facility Revenue         3/10 at 101.00       AAA        5,584,850
              Bonds, Terminal 18, Series 1999B, 6.000%, 9/01/20
              (Alternative Minimum Tax) - MBIA Insured

       5,355 Washington State Tobacco Settlement Authority, Tobacco        6/13 at 100.00       BBB        5,345,361
              Settlement Asset-Backed Revenue Bonds, Series 2002,
              6.500%, 6/01/26

       1,920 Washington State Healthcare Facilities Authority, Revenue     1/11 at 102.00       Aa3        2,038,637
              Bonds, Sea-Mar Community Health Centers, Series 2001,
              5.750%, 1/01/26
--------------------------------------------------------------------------------------------------------------------
             Wisconsin - 2.7%

       2,815 Badger Tobacco Asset Securitization Corporation, Wisconsin,   6/12 at 100.00       BBB        2,734,435
              Tobacco Settlement Asset-Backed Bonds, Series 2002,
              6.125%, 6/01/27

       3,500 Madison, Wisconsin, Industrial Development Revenue            4/12 at 100.00       AA-        3,760,470
              Refunding Bonds, Madison Gas and Electric Company
              Projects, Series 2002A, 5.875%, 10/01/34 (Alternative
              Minimum Tax)

       2,760 Manitowoc, Wisconsin, Power System Revenue Bonds, Series     10/14 at 100.00       AAA        2,929,519
              2004, 5.000%, 10/01/23 - FGIC Insured
--------------------------------------------------------------------------------------------------------------------
   $ 313,930 Total Long-Term Investments (cost $317,274,255) - 98.0%                                     340,301,942
--------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 2.0%                                                          7,085,778
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $    347,387,720
             ------------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
40

Portfolio of Investments (Unaudited)
NUVEEN INSURED MUNICIPAL BOND FUND
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Alabama - 3.9%

   $  10,000 Alabama Incentives Financing Authority, Special Obligation   10/09 at 102.00       AAA $     11,383,900
              Bonds, Series 1999A, 6.000%, 10/01/29 - AMBAC Insured

       5,000 Houston County Health Care Authority, Alabama, Revenue       10/09 at 101.00       Aaa        5,648,900
              Bonds, Series 2000, 6.125%, 10/01/25 - AMBAC Insured

       1,465 Montgomery, Alabama, General Obligation Warrants, Series      5/12 at 101.00       AAA        1,598,081
              2003, 5.250%, 5/01/20 - AMBAC Insured

       9,000 University of Alabama, Birmingham, Hospital Revenue Bonds,    9/10 at 101.00       AAA       10,094,130
              Birmingham Hospital, Series 2000A, 5.875%, 9/01/31 - MBIA
              Insured

      12,255 Walker County, Alabama, General Obligation Bonds, Series       8/12 at 77.49       AAA        6,352,869
              2002, 0.000%, 2/01/32 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             Alaska - 0.5%

       4,500 Alaska Industrial Development and Export Authority,           4/07 at 102.00       AAA        4,869,180
              Revolving Fund Bonds, Series 1997A, 5.900%, 4/01/17
              (Alternative Minimum Tax) - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             Arizona - 0.9%

       3,075 Maricopa County Union High School District 210, Phoenix,      7/14 at 100.00       AAA        3,367,279
              Arizona, General Obligation Bonds, Series 2004A, 5.000%,
              7/01/18 - FSA Insured

       4,970 Phoenix Industrial Development Authority, Arizona, GNMA       6/11 at 102.00       Aaa        5,248,370
              Collateralized Multifamily Housing Revenue Bonds,
              Campaigne Place on Jackson, Series 2001, 5.800%, 6/20/41
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Arkansas - 0.4%

         500 Pulaski County Special School District, Arkansas, General     2/08 at 100.00       AAA          528,575
              Obligation Refunding Bonds, Series 2002A, 5.000%, 2/01/21
              - AMBAC Insured

       2,655 University of Arkansas, Fayetteville, Revenue Bonds, UAMS    11/14 at 100.00       Aaa        2,804,131
              Campus, Series 2004B, 5.000%, 11/01/23 (WI, settling
              11/18/04) - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             California - 6.5%

       5,000 California Department of Veterans Affairs, Home Purchase      6/12 at 101.00       AAA        5,238,800
              Revenue Bonds, Series 2002A, 5.350%, 12/01/27 - AMBAC
              Insured

       5,000 Los Angeles, California, GNMA Mortgage-Backed Securities      7/11 at 102.00       AAA        5,223,150
              Program Multifamily Housing Revenue Bonds, Park Plaza West
              Senior Apartments, Series 2001B, 5.500%,
              1/20/43 (Alternative Minimum Tax)

       8,000 Oakland, California, Insured Revenue Bonds, 1800 Harrison     1/10 at 100.00       AAA        9,268,160
              Foundation - Kaiser Permanente, Series 1999A, 6.000%,
              1/01/29 (Pre-refunded to 1/01/10) - AMBAC Insured

      13,750 Ontario Redevelopment Financing Authority, San Bernardino     2/05 at 101.00       AAA       14,071,338
              County, California, Revenue Bonds, Redevelopment Project
              1, Series 1993, 5.800%, 8/01/23 - MBIA Insured

      10,000 Orange County Sanitation District, California, Certificates   8/13 at 100.00       AAA       10,607,700
              of Participation, Series 2003, 5.250%, 2/01/27 - FGIC
              Insured

       5,295 Riverside County, California, Certificates of                12/04 at 101.00       AAA        5,367,965
              Participation, Desert Justice Facility Project, Series
              1994, 6.000%, 12/01/12 (Pre-refunded to 12/01/04) - MBIA
              Insured

       2,000 Sacramento Municipal Utility District, California, Electric   8/13 at 100.00       AAA        2,127,860
              Revenue Bonds, Series 2003R, 5.000%, 8/15/22 - MBIA Insured

       6,995 San Francisco Airports Commission, California, Revenue        5/11 at 100.00       AAA        7,182,816
              Refunding Bonds, San Francisco International Airport,
              Second Series 2001, Issue 27A, 5.250%, 5/01/31
              (Alternative Minimum Tax) - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             Colorado - 4.2%

             Broomfield, Colorado, Master Facilities Lease Purchase
             Agreement, Certificates of Participation, Series 1999:
       5,030  5.875%, 12/01/19 - AMBAC Insured                            12/09 at 100.00       AAA        5,716,545
       5,000  6.000%, 12/01/29 - AMBAC Insured                            12/09 at 100.00       AAA        5,618,500

      10,000 Colorado Health Facilities Authority, Hospital Improvement    5/09 at 101.00       AAA       11,096,400
              Revenue Bonds, NCMC Inc. Project, Series 1999, 5.750%,
              5/15/24 - FSA Insured

       7,420 Denver Convention Center Hotel Authority, Colorado, Senior   12/13 at 100.00       AAA        7,983,401
              Revenue Bonds, Convention Center Hotel, Series 2003A,
              5.000%, 12/01/18 - XLCA Insured

----
41

Portfolio of Investments (Unaudited)
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Colorado (continued)

   $   3,750 E-470 Public Highway Authority, Colorado, Senior Revenue       9/10 at 65.63       AAA $      1,949,325
              Bonds, Series 2000B, 0.000%, 9/01/17 - MBIA Insured

       1,100 El Paso County, Colorado, GNMA Collateralized Mortgage       12/12 at 100.00       Aaa        1,140,788
              Revenue Bonds, Stetson Meadows Project, Series 2002A,
              5.100%, 12/20/22 (Alternative Minimum Tax)

       4,340 Grand Junction, Colorado, General Fund Revenue Bonds,         3/14 at 100.00       AAA        4,751,345
              Series 2004, 5.000%, 3/01/17 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Florida - 3.7%

       2,455 Florida Housing Finance Corporation, Homeowner Mortgage       1/10 at 100.00       AAA        2,506,260
              Revenue Bonds, Series 2000-4, 6.250%, 7/01/22 (Alternative
              Minimum Tax) - FSA Insured

       3,930 Florida Housing Finance Corporation, Housing Revenue Bonds,   8/10 at 100.00       AAA        4,158,687
              Sundance Pointe Apartments, Series 2000N-1, 6.050%,
              2/01/41 (Alternative Minimum Tax) - FSA Insured

       2,000 Lee County, Florida, Transportation Facilities Revenue       10/14 at 100.00       AAA        2,158,160
              Bonds, Series 2004B, 5.000%, 10/01/21 - AMBAC Insured

       5,980 Miami-Dade County Housing Finance Authority, Florida,         1/11 at 102.00       AAA        6,271,824
              Multifamily Housing Revenue Bonds, Sunset Bay Apartments,
              Series 2000-5A, 6.050%, 1/01/41 (Alternative Minimum Tax)
              - FSA Insured

             Miami-Dade County, Florida, Aviation Revenue Bonds, Miami
             International Airport, Series 2002:
       3,500  5.250%, 10/01/22 (Alternative Minimum Tax) - FGIC Insured   10/12 at 100.00       AAA        3,688,685
       6,350  5.375%, 10/01/27 (Alternative Minimum Tax) - FGIC Insured   10/12 at 100.00       AAA        6,646,799

             Palm Beach County Housing Finance Authority, Florida,
             Multifamily Housing Revenue Bonds, Pinnacle Palms
             Apartments, Series 2001A:
         970  5.550%, 7/01/21 (Alternative Minimum Tax) - FSA Insured      7/11 at 100.00       AAA        1,036,086
       2,505  5.750%, 7/01/37 (Alternative Minimum Tax) - FSA Insured      7/11 at 100.00       AAA        2,648,837

       4,030 Reedy Creek Improvement District, Florida, Utility Revenue   10/13 at 100.00       AAA        4,522,708
              Bonds, Series 2003-1, 5.250%, 10/01/16 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             Georgia - 1.7%

             Fulton County Development Authority, Georgia, Revenue
             Bonds, Georgia Tech Molecular Science Building, Series 2004:
       1,250  5.250%, 5/01/21 - MBIA Insured                               5/14 at 100.00       AAA        1,370,988
       2,490  5.250%, 5/01/23 - MBIA Insured                               5/14 at 100.00       AAA        2,702,322

             Marietta Development Authority, Georgia, First Mortgage
             Revenue Bonds, Life College Inc., Series 1995A:
       3,020  5.950%, 9/01/19 - FSA Insured                                9/05 at 102.00       AAA        3,176,798
       6,180  6.250%, 9/01/25 - FSA Insured                                9/05 at 102.00       AAA        6,510,568

       1,500 Oconee County Industrial Development Authority, Georgia,      7/13 at 100.00       Aaa        1,601,595
              Revenue Bonds, University of Georgia Office of Information
              and Instructional Technology, Series 2003, 5.250%, 7/01/23
              - XLCA Insured
--------------------------------------------------------------------------------------------------------------------
             Hawaii - 0.5%

       3,300 Hawaii, General Obligation Bonds, ROL-SER II-R-153,           2/12 at 100.00       AAA        4,481,796
              12.806%, 2/01/21 - FSA Insured (IF)
--------------------------------------------------------------------------------------------------------------------
             Illinois - 11.8%

      25,000 Chicago, Illinois, General Obligation Refunding Bonds,        1/06 at 102.00       AAA       26,079,750
              Series 1996B, 5.125%, 1/01/25 - FGIC Insured

       5,590 Chicago Board of Education, Illinois, Unlimited Tax General  12/07 at 102.00       AAA        6,301,327
              Obligation Bonds, Series 1996, 5.800%, 12/01/17
              (Pre-refunded to 12/01/07) - AMBAC Insured

       9,000 Chicago, Illinois, General Airport Second Lien Revenue        1/10 at 101.00       AAA        9,717,660
              Refunding Bonds, O'Hare International Airport, Series
              1999, 5.500%, 1/01/18 (Alternative Minimum Tax) - AMBAC
              Insured

       3,000 Chicago, Illinois, General Airport Third Lien Revenue         1/12 at 100.00       AAA        3,318,060
              Refunding Bonds, O'Hare International Airport, Series
              2002A, 5.750%, 1/01/19 (Alternative Minimum Tax) - MBIA
              Insured

             Cicero, Cook County, Illinois, General Obligation Corporate
             Purpose Bonds, Series 1994A:
       3,610  6.400%, 12/01/14 (Pre-refunded to 12/01/04) - MBIA Insured  12/04 at 102.00       AAA        3,696,893
       2,930  6.400%, 12/01/14 - MBIA Insured                             12/04 at 102.00       AAA        2,999,793

       2,500 Cook County Community College District 508, Chicago,            No Opt. Call       AAA        2,845,625
              Illinois, Certificates of Participation, 8.750%, 1/01/07 -
              FGIC Insured

----
42

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Illinois (continued)

   $   6,500 Illinois Development Finance Authority, Revenue Bonds,       11/10 at 101.00       AAA $      7,421,375
              Adventist Health System - Sunbelt Obligated Group, Series
              1997A, 5.875%, 11/15/20 - MBIA Insured

       1,945 Illinois Development Finance Authority, Local Government      1/12 at 100.00       AAA        2,063,801
              Program Revenue Bonds, O'Fallon Project, Series 2002,
              5.250%, 1/01/24 - FGIC Insured

       1,455 Illinois Educational Facilities Authority, Revenue            5/06 at 102.00       AAA        1,579,737
              Refunding Bonds, Midwestern University, Series 1996B,
              6.250%, 5/15/26 (Pre-refunded to 5/15/06) - CONNIE
              LEE/AMBAC Insured

       5,545 Illinois, General Obligation Bonds, Series 1995, 6.100%,      2/05 at 102.00       Aaa        5,717,006
              2/01/20 (Pre-refunded to 2/01/05) - MBIA Insured

       2,705 Illinois, General Obligation Bonds, Illinois FIRST Program,  12/10 at 100.00       AAA        3,008,068
              Series 2000, 5.400%, 12/01/20 - MBIA Insured

      12,860 Illinois, General Obligation Bonds, Illinois FIRST Program,     No Opt. Call       AAA       14,991,031
              Series 2002, 5.500%, 8/01/15 - MBIA Insured

             Kane County, Illinois, Motor Fuel and Tax Alternative
             Revenue Source Bonds, Series 2004:
       2,445  5.250%, 1/01/15 - FGIC Insured                                 No Opt. Call       AAA        2,784,831
       2,575  5.250%, 1/01/16 - FGIC Insured                                 No Opt. Call       AAA        2,941,191

       1,330 Kane County School District 129, Aurora West, Illinois,       2/13 at 100.00       AAA        1,549,423
              General Obligation Bonds, Series 2003, 6.000%, 2/01/23 -
              FGIC Insured

       4,645 Monmouth, Warren County, Illinois, General Obligation Sewer   12/09 at 26.76       Aaa        1,066,585
              Bonds, Series 1999B, 0.000%, 12/01/29 (Pre-refunded to
              12/01/09) - FGIC Insured

       8,000 University of Illinois, Certificates of Participation,        8/11 at 100.00       AAA        8,950,480
              Utility Infrastructure Projects, Series 2001A, 5.000%,
              8/15/21 (Pre-refunded to 8/15/11) - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Indiana - 6.8%

             Boone County Hospital Association, Indiana, Lease Revenue
             Bonds, Series 2001:
       3,190  5.500%, 1/15/21 - FGIC Insured                               7/11 at 100.00       AAA        3,511,552
       8,605  5.500%, 1/15/26 - FGIC Insured                               7/11 at 100.00       AAA        9,362,842

       1,820 Hamilton County Public Building Corporation, Indiana, First   8/14 at 100.00       AAA        1,954,298
              Mortgage Bonds, Series 2004, 5.000%, 8/01/20 - FSA Insured

             Hamilton Southeastern Consolidated School Building
             Corporation, Hamilton County, Indiana, First Mortgage
             Bonds, Series 2004:
       4,890  5.000%, 7/15/16 - FSA Insured                                1/14 at 100.00       AAA        5,340,222
       3,925  5.000%, 7/15/17 - FSA Insured                                1/14 at 100.00       AAA        4,257,761

       4,000 Huntington Countywide School Building Corporation II,         7/12 at 100.00       AAA        4,235,120
              Indiana, First Mortgage Bonds, Series 2002, 5.125%,
              7/15/22 - MBIA Insured

             Indiana Housing Finance Authority, Single Family Mortgage
             Revenue Bonds, Series 1997B-2:
         565  6.000%, 7/01/16 (Alternative Minimum Tax)                    1/07 at 101.50       Aaa          592,346
       3,260  6.125%, 1/01/27 (Alternative Minimum Tax)                    1/07 at 101.50       Aaa        3,388,183

       1,375 Indiana University, Student Fee Revenue Bonds, Series         8/13 at 100.00       AAA        1,461,543
              2003O, 5.000%, 8/01/21 - FGIC Insured

      18,000 Indianapolis Local Public Improvement Bond Bank, Indiana,     7/12 at 100.00       AAA       18,782,460
              Waterworks Project, Series 2002A, 5.125%, 7/01/27 - MBIA
              Insured

       1,780 Indianapolis Local Public Improvement Bond Bank, Indiana,     1/14 at 100.00       AAA        1,916,152
              Road Revenue Bonds, Series 2003E, 5.000%, 1/01/19 - AMBAC
              Insured

       3,000 Ivy Tech State College, Indiana, Student Fee Revenue Bonds,   7/10 at 100.00       AAA        3,467,820
              Series 2000F, 5.875%, 7/01/17 (Pre-refunded to 7/01/10) -
              FSA Insured

       3,000 Portage Township Multi-School Building Corporation, Porter    7/12 at 100.00       AAA        3,180,390
              County, Indiana, First Mortgage Bonds, Series 2002,
              5.125%, 7/15/22 - FGIC Insured

       1,005 St. Joseph County, Indiana, Economic Development Revenue      4/12 at 100.00       AAA        1,093,892
              Bonds, St. Mary's College, Series 2002, 5.375%, 4/01/22 -
              MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             Kansas - 0.5%

       1,055 Butler County Unified School District 394, Kansas, General    9/14 at 100.00       AAA        1,141,405
              Obligation Bonds, Series 2004, 5.000%, 9/01/20 - FSA
              Insured

       3,065 Kansas State Turnpike Authority, Revenue Bonds, Series        9/14 at 101.00       AAA        3,206,634
              2004A-2, 5.000%, 9/01/26 (WI, settling 11/18/04) - FSA
              Insured

----
43

Portfolio of Investments (Unaudited)
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Louisiana - 0.4%

   $   3,020 Lafayette City and Parish, Louisiana, Utilities Revenue      11/14 at 100.00       AAA $      3,306,598
              Bonds, Series 2004, 5.250%, 11/01/22 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             Maine - 0.8%

             Maine Health and Higher Educational Facilities Authority,
             Revenue Bonds, Series 1995A:
       6,570  5.875%, 7/01/25 (Pre-refunded to 7/01/05) - FSA Insured      7/05 at 102.00       AAA        6,880,235
         180  5.875%, 7/01/25 - FSA Insured                                7/05 at 102.00       AAA          187,951
--------------------------------------------------------------------------------------------------------------------
             Massachusetts - 2.1%

             Massachusetts Housing Finance Agency, Single Family Housing
             Revenue Bonds, Series 79:
         305  5.850%, 12/01/21 (Alternative Minimum Tax) - FSA Insured    12/09 at 100.00       AAA          322,208
         395  5.950%, 12/01/27 (Alternative Minimum Tax) - FSA Insured    12/09 at 100.00       AAA          413,624

       9,355 Massachusetts Housing Finance Agency, Rental Housing          1/11 at 100.00       AAA        9,788,417
              Mortgage Revenue Bonds, Series 2001A, 5.800%, 7/01/30
              (Alternative Minimum Tax) - AMBAC Insured

       8,000 Massachusetts, Special Obligation Dedicated Tax Revenue       1/14 at 100.00       AAA        8,655,680
              Bonds, Series 2004, 5.250%, 1/01/23 - FGIC Insured
--------------------------------------------------------------------------------------------------------------------
             Michigan - 6.5%

      12,130 Bay City, Bay County, Michigan, Unlimited Tax General           No Opt. Call       AAA        5,685,938
              Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 -
              AMBAC Insured

             Detroit, Michigan, General Obligation Bonds, Series 2003A:
       2,705  5.250%, 4/01/14 - XLCA Insured                               4/13 at 100.00       AAA        3,006,580
       2,550  5.250%, 4/01/15 - XLCA Insured                               4/13 at 100.00       AAA        2,815,251
       2,995  5.250%, 4/01/16 - XLCA Insured                               4/13 at 100.00       AAA        3,288,420

             Michigan State Hospital Finance Authority, Revenue Bonds,
             Ascension Health Credit Group, Series 1999A:
      13,500  5.750%, 11/15/17 (Pre-refunded to 11/15/09) - MBIA Insured  11/09 at 101.00       AAA       15,512,850
      13,675  6.125%, 11/15/26 (Pre-refunded to 11/15/09) - MBIA Insured  11/09 at 101.00       AAA       15,953,939

       7,280 Michigan Housing Development Authority, Rental Housing        4/07 at 102.00       AAA        7,628,421
              Revenue Bonds, Series 1997A, 6.100%, 10/01/33 (Alternative
              Minimum Tax) - AMBAC Insured

       5,455 Wayne County, Michigan, Airport Revenue Bonds, Detroit       12/12 at 100.00       AAA        6,017,083
              Metropolitan Airport, Series 2002D, 5.500%, 12/01/16
              (Alternative Minimum Tax) - FGIC Insured
--------------------------------------------------------------------------------------------------------------------
             Minnesota - 1.5%

       2,150 Minneapolis-St. Paul Metropolitan Airports Commission,        1/11 at 100.00       AAA        2,377,986
              Minnesota, Subordinate Lien Airport Revenue Bonds, Series
              2001D, 5.750%, 1/01/16 (Alternative Minimum Tax) - FGIC
              Insured

       9,675 St. Cloud, Minnesota, Healthcare Revenue Bonds, St. Cloud     5/10 at 101.00       Aaa       10,867,540
              Hospital Obligated Group, Series 2000A, 5.875%, 5/01/30 -
              FSA Insured
--------------------------------------------------------------------------------------------------------------------
             Mississippi - 1.7%

       6,400 Medical Center Educational Building Corporation, Revenue     12/04 at 102.00       AAA        6,551,232
              Bonds, University of Mississippi Medical Center, Series
              1993, 5.900%, 12/01/23 (Pre-refunded to 12/01/04) - MBIA
              Insured

       7,450 Walnut Grove Correctional Authority, Mississippi,            11/09 at 102.00       AAA        8,738,776
              Certificates of Participation, Department of Corrections,
              Series 1999, 6.000%, 11/01/19 (Pre-refunded to 11/01/09) -
              AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Missouri - 1.8%

       7,600 Missouri-Illinois Metropolitan District Bi-State             10/13 at 100.00       AAA        8,004,928
              Development Agency, Mass Transit Sales Tax Appropriation
              Bonds, Metrolink Cross County Extension Project, Series
              2002B, 5.000%, 10/01/23 - FSA Insured

       7,950 St. Louis Municipal Finance Corporation, Missouri,            2/06 at 102.00       AAA        8,517,869
              Leasehold Revenue Bonds, City Justice Center, Series
              1996A, 5.950%, 2/15/16 (Pre-refunded to 2/15/06) - AMBAC
              Insured
--------------------------------------------------------------------------------------------------------------------
             Nevada - 1.2%

       2,000 Clark County, Nevada, Subordinate Lien Airport Revenue        7/14 at 100.00       AAA        2,109,720
              Bonds, Series 2004A-2, 5.125%, 7/01/25 - FGIC Insured

       2,000 Clark County, Nevada, Industrial Development Revenue          4/05 at 100.00       AAA        2,081,600
              Refunding Bonds, Nevada Power Company Project, Series
              1992C, 7.200%, 10/01/22 - AMBAC Insured

----
44

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Nevada (continued)

   $   3,625 Clark County, Nevada, Industrial Development Revenue Bonds,  12/09 at 102.00       AAA $      4,085,737
              Southwest Gas Corporation Project, Series 1999A, 6.100%,
              12/01/38 (Alternative Minimum Tax) - AMBAC Insured

       2,100 Henderson Redevelopment Agency, Nevada, Senior Lien Tax      10/12 at 101.00       AAA        2,232,699
              Allocation Bonds, Series 2002A, 5.250%, 10/01/25 - AMBAC
              Insured
--------------------------------------------------------------------------------------------------------------------
             New Jersey - 0.7%

             New Jersey Economic Development Authority, Revenue Bonds,
             Motor Vehicle Surcharge, Series 2004A:
       1,775  5.000%, 7/01/22 - MBIA Insured                               7/14 at 100.00       AAA        1,894,830
       1,775  5.000%, 7/01/23 - MBIA Insured                               7/14 at 100.00       AAA        1,883,186

       2,140 Rutgers State University, New Jersey, Revenue Bonds, Series   5/14 at 100.00       AAA        2,313,982
              2004E, 5.000%, 5/01/20 - FGIC Insured
--------------------------------------------------------------------------------------------------------------------
             New Mexico - 0.4%

             Gallup, New Mexico, Sales Tax Revenue Bonds, Series 2004A:
       1,000  5.000%, 6/01/21 - AMBAC Insured                              6/13 at 100.00       Aaa        1,067,180
       1,050  5.000%, 6/01/22 - AMBAC Insured                              6/13 at 100.00       Aaa        1,114,281
       1,100  5.000%, 6/01/23 - AMBAC Insured                              6/13 at 100.00       Aaa        1,160,830
--------------------------------------------------------------------------------------------------------------------
             New York - 1.5%

         135 New York City, New York, General Obligation Bonds, Series       No Opt. Call       AAA          135,278
              1991B, 7.000%, 2/01/18 - AMBAC Insured

       6,060 New York State Urban Development Corporation, Correctional    1/09 at 101.00       AAA        6,934,216
              Facilities Service Contract Revenue Bonds, Series 1999C,
              5.875%, 1/01/19 (Pre-refunded to 1/01/09) - AMBAC Insured

             New York City Sales Tax Asset Receivable Corporation, New
             York, Local Government Assistance Corporation Dedicated
             Revenue Bonds, Series 2004A:
       4,825  5.000%, 10/15/24 (WI, settling 11/04/04) - MBIA Insured     10/14 at 100.00       AAA        5,118,312
       1,665  5.000%, 10/15/25 (WI, settling 11/04/04) - MBIA Insured     10/14 at 100.00       AAA        1,755,143
--------------------------------------------------------------------------------------------------------------------
             North Dakota - 0.6%

       5,000 Fargo, North Dakota, Health System Revenue Bonds, MeritCare   6/12 at 100.00       AAA        5,180,950
              Obligated Group, Series 2002A, 5.125%, 6/01/27 - AMBAC
              Insured
--------------------------------------------------------------------------------------------------------------------
             Ohio - 0.3%

             Cleveland Municipal School District, Cuyahoga County, Ohio,
             General Obligation Bonds, Series 2004:
       1,410  5.250%, 12/01/19 - FSA Insured                               6/14 at 100.00       AAA        1,562,802
       1,000  5.250%, 12/01/23 - FSA Insured                               6/14 at 100.00       AAA        1,085,020
--------------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.8%

       5,000 Oklahoma State Industries Authority, Health System Revenue    8/05 at 102.00       AAA        5,240,950
              Bonds, Baptist Medical Center, Series 1995C, 6.250%,
              8/15/12 - AMBAC Insured

       5,000 Oklahoma State Industries Authority, Health System Revenue    8/09 at 101.00       AAA        5,518,550
              Refunding Bonds, Baptist Medical Center, Series 1999A,
              5.750%, 8/15/29 - MBIA Insured

       2,000 Sapulpa Municipal Authority, Oklahoma, Capital Improvement    7/10 at 101.00       AAA        2,305,160
              Revenue Refunding Bonds, Series 2000, 5.625%, 7/01/20
              (Pre-refunded to 7/01/10) - FSA Insured

       2,000 Tulsa Airports Improvement Trust, Oklahoma, General Airport   6/10 at 100.00       AAA        2,216,840
              Revenue Bonds, Tulsa International Airport, Series 1999A,
              6.000%, 6/01/21 - FGIC Insured

       1,000 Tulsa Airports Improvement Trust, Oklahoma, General Airport   6/10 at 100.00       AAA        1,114,120
              Revenue Bonds, Tulsa International Airport, Series 1999B,
              6.125%, 6/01/26 (Alternative Minimum Tax) - FGIC Insured
--------------------------------------------------------------------------------------------------------------------
             Oregon - 0.6%

       2,500 Oregon State Department of Transportation, Highway User Tax  11/14 at 100.00       AA+        2,695,425
              Revenue Bonds, Series 2004A, 5.000%, 11/15/21

       2,325 Oregon Department of Administrative Services, State Lottery   4/14 at 100.00       AAA        2,589,957
              Revenue Bonds, Series 2004A, 5.000%, 4/01/15 - FSA Insured
--------------------------------------------------------------------------------------------------------------------
             Pennsylvania - 3.6%

       4,980 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,          9/14 at 100.00       AAA        5,234,528
              General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/23 -
              FSA Insured

      26,450 State Public School Building Authority, Pennsylvania, Lease   6/13 at 100.00       AAA       27,145,371
              Revenue Bonds, Philadelphia School District Project,
              Series 2003, 5.000%, 6/01/33 - FSA Insured

----
45

Portfolio of Investments (Unaudited)
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Puerto Rico - 0.9%

   $   1,250 Puerto Rico Highway and Transportation Authority,             7/13 at 100.00       AAA $      1,395,000
              Transportation Revenue Bonds, Series 2003G, 5.250%,
              7/01/18 - FGIC Insured

       4,325 Puerto Rico, Public Improvement Bonds, TICS/TOCS, Series        No Opt. Call       AAA        6,481,142
              2001, 9.637%, 7/01/19 - FSA Insured (IF)
--------------------------------------------------------------------------------------------------------------------
             Rhode Island - 0.1%

       1,000 Providence Housing Development Corporation, Rhode Island,     1/05 at 102.00       AAA        1,021,760
              FHA-Insured Mortgage Revenue Refunding Bonds, Barbara
              Jordan Apartments, Series 1994A, 6.650%, 7/01/15 - MBIA
              Insured
--------------------------------------------------------------------------------------------------------------------
             South Carolina - 3.8%

             Columbia, South Carolina, Certificates of Participation,
             Tourism Development Fee Pledge, Series 2003:
       1,985  5.250%, 6/01/16 - AMBAC Insured                              6/13 at 100.00       AAA        2,205,692
       2,095  5.250%, 6/01/17 - AMBAC Insured                              6/13 at 100.00       AAA        2,314,954

       3,375 Georgetown County School District, South Carolina, General    3/11 at 100.00       AAA        3,704,400
              Obligation Bonds, Series 2000, 5.250%, 3/01/20 - FSA
              Insured

       5,435 Greenville Memorial Auditorium District, South Carolina,      3/06 at 102.00       AAA        5,820,287
              Certificates of Participation, Bi-Lo Center Project,
              Series 1996B, 5.750%, 3/01/22 (Pre-refunded to 3/01/06) -
              AMBAC Insured

       8,525 South Carolina Public Service Authority, Revenue Refunding    7/13 at 100.00       AAA        9,396,852
              Bonds, Santee Cooper Electric System, Series 2003A,
              5.000%, 1/01/15 - AMBAC Insured

      10,350 Spartanburg County Health Service District, South Carolina,   4/12 at 100.00       AAA       10,790,496
              Hospital Revenue Refunding Bonds, Series 2002, 5.250%,
              4/15/32 - FSA Insured
--------------------------------------------------------------------------------------------------------------------
             Tennessee - 3.0%

       2,000 Memphis-Shelby County Airport Authority, Tennessee, Airport   3/10 at 101.00       AAA        2,216,820
              Revenue Bonds, Series 1999D, 6.000%, 3/01/24 (Alternative
              Minimum Tax) - AMBAC Insured

             Memphis Health, Educational and Housing Facilities Board,
             Tennessee, Multifamily Housing Revenue Bonds, Hickory
             Pointe Apartments Project, Series 2000A:
       1,190  5.850%, 7/01/20 - MBIA Insured                               7/10 at 102.00       Aaa        1,258,675
       5,155  5.950%, 7/01/31 - MBIA Insured                               7/10 at 102.00       Aaa        5,546,574

      16,000 Metropolitan Government Nashville-Davidson County Health     11/09 at 101.00       AAA       18,572,800
              and Educational Facilities Board, Tennessee, Revenue
              Bonds, Ascension Health Credit Group, Series 1999A,
              6.000%, 11/15/30 (Pre-refunded to 11/15/09) - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Texas - 10.5%

             Dallas-Ft. Worth International Airport, Texas, Joint
             Revenue Refunding and Improvement Bonds, Series 2001A:
       8,000  5.625%, 11/01/26 (Alternative Minimum Tax) - FGIC Insured   11/11 at 100.00       AAA        8,497,680
       3,855  5.500%, 11/01/31 (Alternative Minimum Tax) - FGIC Insured   11/11 at 100.00       AAA        4,033,756

             DeSoto, Dallas County, Texas, General Obligation Bonds,
             Series 2001:
         275  5.500%, 2/15/21 (Pre-refunded to 2/15/11) - FGIC Insured     2/11 at 100.00       AAA          313,393
       2,330  5.500%, 2/15/21 - FGIC Insured                               2/11 at 100.00       AAA        2,595,271

             Harris County-Houston Sports Authority, Texas, Senior Lien
             Revenue Bonds, Series 2001G:
       5,000  5.250%, 11/15/21 - MBIA Insured                             11/11 at 100.00       AAA        5,295,300
       6,500  5.250%, 11/15/22 - MBIA Insured                             11/11 at 100.00       AAA        6,859,580
       6,800  5.250%, 11/15/30 - MBIA Insured                             11/11 at 100.00       AAA        7,071,524
       2,500  5.375%, 11/15/41 - MBIA Insured                             11/11 at 100.00       AAA        2,609,275

         515 Harris County Hospital District, Texas, Revenue Refunding       No Opt. Call       AAA          584,824
              Bonds, Series 1990, 7.400%, 2/15/10 - AMBAC Insured

       5,010 Houston, Texas, General Obligation Refunding Bonds, Series    3/12 at 100.00       AAA        5,179,037
              2002, 5.000%, 3/01/25 - MBIA Insured

       2,280 North Texas Municipal Water District, Regional Wastewater    12/11 at 100.00       AAA        2,459,938
              System Revenue Bonds, Series 2001, 5.125%, 6/01/20 - FGIC
              Insured

       9,715 Retama Development Corporation, Texas, Special Facilities       No Opt. Call       AAA       14,854,624
              Revenue Bonds, Retama Park Racetrack Project, Series 1993,
              8.750%, 12/15/18

       5,405 Retama Development Corporation, Texas, Special Facilities       No Opt. Call       AAA        8,974,894
              Revenue Bonds, Retama Park Racetrack Project, Series
              1993A, 10.000%, 12/15/20

----
46

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------
             Texas (continued)

   $   5,000 Tarrant County Health Facilities Development Corporation,       No Opt. Call       AAA $      5,120,850
              Texas, Hospital Revenue Refunding and Improvement Bonds,
              Fort Worth Osteopathic Hospital, Series 1993, 6.000%,
              5/15/21 - MBIA Insured

      20,000 Texas Turnpike Authority, First Tier Revenue Bonds, Central     No Opt. Call       AAA       11,374,400
              Texas Turnpike System, Series 2002A, 0.000%, 8/15/17 -
              AMBAC Insured

             Waco, Texas, Combined Tax and Revenue Certificates of
             Obligation, Series 2004:
       1,490  5.000%, 2/01/22 - MBIA Insured                               2/14 at 100.00       AAA        1,579,951
       1,500  5.000%, 2/01/23 - MBIA Insured                               2/14 at 100.00       AAA        1,579,965
       1,580  5.000%, 2/01/24 - MBIA Insured                               2/14 at 100.00       AAA        1,655,619

       4,070 Williamson County, Texas, General Obligation Bonds,           2/11 at 100.00       AAA        5,430,601
              DRIVERS, Series 188, 12.403%, 2/15/21 - FSA Insured (IF)
-----------------------------------------------------------------------------------------------------------------------
             Utah - 1.3%

       5,000 Emery County, Utah, Pollution Control Revenue Refunding      11/04 at 101.00       AAA        5,064,450
              Bonds, PacifiCorp Project, Series 1993A, 5.650%, 11/01/23
              - AMBAC Insured

       3,055 Utah State Building Ownership Authority, Lease Revenue       11/05 at 100.00       AAA        3,179,919
              Bonds, State Facilities Master Lease Program, Series
              1995A, 5.750%, 5/15/18 (Pre-refunded to 11/15/05) - AMBAC
              Insured

       3,500 White City Water Improvement District, Salt Lake County,      2/05 at 100.00       AAA        3,543,435
              Utah, General Obligation Water Bonds, Series 1995, 6.600%,
              2/01/25 (Pre-refunded to 2/01/05) - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------
             Vermont - 0.1%

         845 Vermont Housing Finance Agency, Single Family Housing        11/09 at 100.00       AAA          846,031
              Bonds, Series 2000-12A, 6.300%, 11/01/31 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------
             Virginia - 1.3%

       5,755 Alexandria Industrial Development Authority, Virginia,       10/10 at 101.00       AAA        6,634,767
              Fixed Rate Revenue Bonds, Institute for Defense Analyses,
              Series 2000A, 5.900%, 10/01/20 - AMBAC Insured

       4,050 Metropolitan Washington D.C. Airports Authority, Airport     10/12 at 100.00       AAA        4,184,420
              System Revenue Bonds, Series 2002A, 5.250%, 10/01/32
              (Alternative Minimum Tax) - FGIC Insured

       1,080 Metropolitan Washington D.C. Airports Authority, Airport     10/14 at 100.00       AAA        1,151,744
              System Revenue Bonds, Series 2004A, 5.000%, 10/01/21 -
              MBIA Insured
-----------------------------------------------------------------------------------------------------------------------
             Washington - 9.1%

       3,000 Chelan County Public Utility District 1, Washington, Hydro    7/11 at 101.00       AAA        3,182,340
              Consolidated System Revenue Bonds, Series 2001A, 5.600%,
              1/01/36 (Alternative Minimum Tax) - MBIA Insured

       5,040 Chelan County Public Utility District 1, Washington, Hydro    7/12 at 100.00       AAA        5,255,057
              Consolidated System Revenue Bonds, Series 2002A, 5.450%,
              7/01/37 (Alternative Minimum Tax) - AMBAC Insured

             Cowlitz County Public Utilities District 1, Washington,
             Electric Production Revenue Bonds, Series 2004:
       1,395  5.000%, 9/01/21 - FGIC Insured                               9/14 at 100.00       AAA        1,487,000
       1,535  5.000%, 9/01/23 - FGIC Insured                               9/14 at 100.00       AAA        1,614,713
       1,000  5.000%, 9/01/24 - FGIC Insured                               9/14 at 100.00       AAA        1,046,220

             Douglas County Public Utility District 1, Washington,
             Revenue Refunding Bonds, Wells Hydroelectric, Series 2000A:
       2,975  6.300%, 9/01/15 (Alternative Minimum Tax) - MBIA Insured     9/10 at 100.00       AAA        3,379,660
       1,135  6.350%, 9/01/18 (Alternative Minimum Tax) - MBIA Insured     9/10 at 100.00       AAA        1,293,628

       3,300 Energy Northwest, Washington, Electric Revenue Bonds,         7/12 at 100.00       AAA        4,765,398
              Columbia Generating Station, Series 2002, ROL-SER-II-152,
              13.576%, 7/01/18 - MBIA Insured (IF)

             Energy Northwest, Washington, Wind Project Revenue Bonds,
             Series 2003:
       1,720  5.000%, 7/01/19 - AMBAC Insured                              7/12 at 100.00       AAA        1,826,158
       1,435  5.000%, 7/01/23 - AMBAC Insured                              7/12 at 100.00       AAA        1,494,739

       6,000 Port of Seattle, Washington, Revenue Bonds, Series 1999A,     9/12 at 100.00       AAA        6,230,100
              5.000%, 9/01/24 - FGIC Insured

       1,785 Port of Seattle, Washington, Subordinate Lien Revenue         9/12 at 100.00       AAA        1,962,536
              Bonds, Series 1999B, 5.500%, 9/01/16 (Alternative Minimum
              Tax) - FGIC Insured

       8,775 Port of Seattle, Washington, Special Facility Revenue         3/10 at 101.00       AAA        9,801,412
              Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/20
              (Alternative Minimum Tax) - MBIA Insured

----
47

Portfolio of Investments (Unaudited)
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Washington (continued)

             Port of Seattle, Washington, Special Facility Revenue
             Bonds, Terminal 18, Series 1999B:
   $     460  6.250%, 9/01/26 (Alternative Minimum Tax) (Pre-refunded to   3/10 at 101.00       AAA $        534,551
              3/01/10) - MBIA Insured
       7,475  6.250%, 9/01/26 (Alternative Minimum Tax) - MBIA Insured     3/10 at 101.00       AAA        8,439,051

      11,400 Seattle, Washington, Water System Revenue Refunding Bonds,    3/09 at 100.00       AAA       12,199,367
              Series 1993, 5.250%, 3/01/24 - FGIC Insured

       1,000 Snohomish County Public Utility District 1, Washington,       6/12 at 100.00       AAA        1,118,960
              Water Revenue Refunding Bonds, Series 2002, 5.500%,
              12/01/22 - FGIC Insured

       7,825 Snohomish County School District 16, Washington, Unlimited   12/10 at 100.00       Aaa        9,047,655
              Tax General Obligation Bonds, Arlington School, Series
              2000, 5.750%, 12/01/19 (Pre-refunded to 12/01/10) - FGIC
              Insured

       2,000 Thurston and Pierce Counties School District, Washington,     6/13 at 100.00       Aaa        2,194,620
              General Obligation Bonds, Yelm Community Schools, Series
              2003, 5.250%, 12/01/18 - FSA Insured

       2,050 Washington State Higher Education Facilities Authority,      10/12 at 100.00       AAA        2,159,121
              Revenue Bonds, Gonzaga University, Series 2002, 5.050%,
              4/01/22 - MBIA Insured

       5,000 Washington Public Power Supply System, Nuclear Project 2        No Opt. Call       AAA        5,119,450
              Revenue Refunding Bonds, Series 1993B, 5.400%, 7/01/05 -
              FSA Insured
--------------------------------------------------------------------------------------------------------------------
             Wisconsin - 1.3%

       3,365 Evansville Community School District, Dane, Green and Rock    4/11 at 100.00       AAA        3,763,348
              Counties, Wisconsin, General Obligation Refunding Bonds,
              Series 2001, 5.500%, 4/01/19 - FGIC Insured

       2,000 Superior, Wisconsin, Limited Obligation Revenue Refunding       No Opt. Call       AAA        2,651,420
              Bonds, Midwest Energy Resources Company, Series 1991E,
              6.900%, 8/01/21 - FGIC Insured

       5,000 Wisconsin, General Obligation Bonds, Series 2002G, 5.000%,    5/13 at 100.00       AAA        5,411,800
              5/01/18 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
   $ 843,450 Total Long-Term Investments (cost $824,496,037) - 98.3%                                     894,324,074
--------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.2%

         700 Burke County Development Authority, Georgia, Variable Rate                        A-1+          700,000
              Pollution Control Revenue Bonds, Oglethorpe Power
              Corporation - Vogtle Plant, Series 2001, 1.740%, 1/01/22 -
              AMBAC Insured +

       1,500 Idaho Health Facilities Authority, Revenue Bonds, St.                             A-1+        1,500,000
              Luke's Regional Medical Center, Variable Rate Demand
              Obligations, Series 2000, 1.690%, 7/01/30 - FSA Insured +
--------------------------------------------------------------------------------------------------------------------
   $   2,200 Total Short-Term Investments (cost $2,200,000)                                                2,200,000
--------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $826,696,037) - 98.5%                                               896,524,074
             ------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.5%                                                         13,785,827
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $    910,309,901
             ------------------------------------------------------------------------------------------------------

              Primarily all of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating.
          (WI)Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
48

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Alabama - 1.7%

 $     7,440 Alabama Public School and College Authority, Capital          2/12 at 100.00        AA $      7,868,098
              Improvement Revenue Bonds, Series 2002A, 5.000%, 2/01/21

             Alabama 21st Century Authority, Tobacco Settlement Revenue
             Bonds, Series 2001:
       1,050  5.250%, 12/01/06                                               No Opt. Call        A-        1,082,771
       1,340  5.250%, 12/01/07                                               No Opt. Call        A-        1,397,593

       5,000 Jefferson County, Alabama, Sewer Revenue Capital              2/09 at 101.00       AAA        5,684,950
              Improvement Warrants, Series 1999A, 5.750%, 2/01/38
              (Pre-refunded to 2/01/09) - FGIC Insured

       9,280 Jefferson County, Alabama, Sewer Revenue Capital              8/12 at 100.00       AAA       10,430,998
              Improvement Warrants, Series 2002D, 5.000%, 2/01/42
              (Pre-refunded to 8/01/12) - FGIC Insured

      17,500 Jefferson County, Alabama, Sewer Revenue Capital              8/12 at 100.00       AAA       19,717,250
              Improvement Warrants, Series 2002B, 5.125%, 2/01/42
              (Pre-refunded to 8/01/12) - FGIC Insured
--------------------------------------------------------------------------------------------------------------------
             Arizona - 1.2%

       9,170 Arizona Health Facilities Authority, Hospital Revenue           No Opt. Call      BBB+        9,791,726
              Bonds, Catholic Healthcare West, Series 1999A, 6.125%,
              7/01/09

       6,000 Arizona Tourism and Sports Authority, Tax Revenue Bonds,      7/13 at 100.00       Aaa        6,671,220
              Multipurpose Stadium Facility Project, Series 2003A,
              5.375%, 7/01/19 - MBIA Insured

      11,000 Salt River Project Agricultural Improvement and Power        12/13 at 100.00       AAA       12,216,820
              District, Arizona, Electric System Revenue Bonds, Series
              2003, 5.000%, 12/01/14 - MBIA Insured

       3,770 Tucson, Arizona, Junior Lien Street and Highway User          7/13 at 100.00       AAA        4,170,336
              Revenue Bonds, Series 2003A, 5.000%, 7/01/15 - AMBAC
              Insured
--------------------------------------------------------------------------------------------------------------------
             Arkansas - 0.4%

             Baxter County, Arkansas, Hospital Revenue Improvement
             Bonds, Baxter County Regional Hospital, Series 1999B:
         500  5.000%, 9/01/09                                                No Opt. Call       BBB          528,805
       2,500  5.625%, 9/01/28                                              9/09 at 100.00       BBB        2,534,925

       4,000 Jefferson County, Arkansas, Pollution Control Revenue        12/04 at 100.00      Baa2        4,004,440
              Refunding Bonds, Entergy Arkansas Inc. Project, Series
              1997, 5.600%, 10/01/17

       1,000 University of Arkansas, Fayetteville, Various Facilities        No Opt. Call       Aaa        1,103,700
              Revenue Bonds, Series 2001A, 5.000%, 12/01/09 - FSA Insured

             University of Arkansas, Fayetteville, Revenue Bonds, UAMS
             Campus, Series 2004B:
       1,005  5.000%, 11/01/20 (WI, settling 11/18/04) - MBIA Insured     11/14 at 100.00       Aaa        1,080,837
       1,425  5.000%, 11/01/22 (WI, settling 11/18/04) - MBIA Insured     11/14 at 100.00       Aaa        1,513,350
--------------------------------------------------------------------------------------------------------------------
             California - 12.0%

       1,955 Adelanto Public Financing Authority, California, Lease          No Opt. Call        A-        2,161,722
              Revenue Refunding Bonds, Community Correctional Facility,
              Series 2001A, 5.250%, 4/01/10

       1,600 California Health Facilities Financing Authority, Revenue    12/09 at 101.00        A3        1,726,960
              Bonds, Cedars-Sinai Medical Center, Series 1999A, 6.250%,
              12/01/34

       3,845 California Health Facilities Financing Authority, Insured     1/05 at 102.00       AAA        3,930,897
              Health Facility Revenue Refunding Bonds, Catholic
              Healthcare West, Series 1994A, 5.000%, 7/01/14 - AMBAC
              Insured

      20,000 California Pollution Control Financing Authority, Revenue       No Opt. Call       AAA       20,467,800
              Bonds, Pacific Gas and Electric Company, Series 2004B,
              3.500%, 12/01/23 (Alternative Minimum Tax) (Optional put
              6/01/07) - FGIC Insured

      18,000 California, Various Purpose General Obligation Bonds,           No Opt. Call       AAA       21,199,320
              Series 1992, 6.250%, 9/01/12 - MBIA Insured

      10,870 California, General Obligation Bonds, Series 2003, 5.250%,    2/13 at 100.00       AAA       12,201,575
              2/01/14 - MBIA Insured

             California, General Obligation Bonds, Series 2004:
       2,000  5.000%, 2/01/08                                                No Opt. Call         A        2,159,740
       1,100  5.000%, 4/01/09                                                No Opt. Call         A        1,202,608
       3,150  5.000%, 4/01/10                                                No Opt. Call         A        3,458,889
      15,000  5.000%, 4/01/11                                                No Opt. Call         A       16,560,450
      17,000  5.250%, 12/01/12                                               No Opt. Call         A       19,185,520

----
49

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             California (continued)

             California Department of Water Resources, Power Supply
             Revenue Bonds, Series 2002A:
 $     8,000  6.000%, 5/01/15                                              5/12 at 101.00        A2 $      9,365,440
      10,000  5.875%, 5/01/16                                              5/12 at 101.00        A2       11,468,700

             California, Economic Recovery Revenue Bonds, Series 2004A:
      15,000  5.250%, 7/01/12                                                No Opt. Call       AA-       17,016,600
      20,000  5.250%, 7/01/13                                                No Opt. Call       AA-       22,749,800
       7,500  5.250%, 7/01/14                                                No Opt. Call       AA-        8,565,375

             California State Public Works Board, Lease Revenue Bonds,
             Department of Corrections, Series 2003C:
       3,715  5.000%, 6/01/10                                                No Opt. Call        A-        4,067,553
       3,500  5.000%, 6/01/11                                                No Opt. Call        A-        3,847,060
       5,000  5.000%, 6/01/12                                                No Opt. Call        A-        5,511,650
       6,000  5.500%, 6/01/13                                                No Opt. Call        A-        6,831,780
       8,075  5.500%, 6/01/14                                             12/13 at 100.00        A-        9,179,256
       3,940  5.500%, 6/01/17                                             12/13 at 100.00        A-        4,420,010

       2,145 California Statewide Community Development Authority,           No Opt. Call         A        2,287,128
              Revenue Bonds, Kaiser Permanente System, Series 2002E,
              4.700%, 11/01/36 (Mandatory put 6/01/09)

      16,000 Central California Joint Powers Health Finance Authority,     2/05 at 100.00      Baa2       16,038,240
              Certificates of Participation, Community Hospitals of
              Central California, Series 1993, 5.250%, 2/01/13

       3,695 Contra Costa County Public Financing Authority, California,   8/13 at 100.00        AA        3,973,529
              Tax Allocation Revenue Bonds, Series 2003A, 5.500%,
              8/01/23 - RAAI Insured

             Delano Financing Authority, California, State Correctional
             Facilities Lease Revenue Bonds, Series 2002A:
       1,575  4.875%, 4/01/06                                                No Opt. Call        A-        1,608,548
       1,605  4.875%, 4/01/08                                                No Opt. Call        A-        1,691,879
       2,185  5.750%, 4/01/10                                                No Opt. Call        A-        2,409,596

      10,000 Foothill/Eastern Transportation Corridor Agency,              1/07 at 100.00       AAA       10,858,100
              California, Toll Road Revenue Bonds, Series 1995A,
              6.000%, 1/01/34 (Pre-refunded to 1/01/07)

      10,005 Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB        9,826,811
              California, Tobacco Settlement Asset-Backed Bonds,
              Series 2003A-1, 6.750%, 6/01/39

      15,000 Golden State Tobacco Securitization Corporation,              6/06 at 100.00        A-       15,361,500
              California, Enhanced Tobacco Settlement Asset- Backed
              Bonds, Series 2003B, 5.375%, 6/01/17

       5,000 Long Beach Financing Authority, California, Revenue Bonds,      No Opt. Call       AAA        6,000,700
              Series 1992, 6.000%, 11/01/17 - AMBAC Insured

       2,500 Los Angeles Department of Water and Power, California,        7/06 at 100.00       AA-        2,606,650
              Power System Revenue Bonds, Series 2001A- 3, 5.375%,
              7/01/21

       5,000 Los Angeles Unified School District, California, General      7/13 at 100.00       AAA        5,517,500
              Obligation Bonds, Series 2003A, 5.250%, 7/01/19 - FSA
              Insured

       6,000 Oakland State Building Authority, California, Lease Revenue   4/08 at 101.00       AAA        6,193,080
              Bonds, Elihu M. Harris State Office Building,
              Series 1998A, 5.000%, 4/01/23 - AMBAC Insured

       3,000 Port of Oakland, California, Revenue Refunding Bonds,        11/07 at 102.00       AAA        3,342,390
              Series 1997I, 5.600%, 11/01/19 - MBIA Insured

       4,000 San Diego County, California, Certificates of                 9/09 at 101.00      Baa3        4,153,760
              Participation, Burnham Institute, Series 1999,
              6.250%, 9/01/29

       4,635 South Orange County Public Financing Authority, California,     No Opt. Call       AAA        5,725,708
              Special Tax Revenue Bonds, Foothill Area, Series 1994C,
              8.000%, 8/15/09 - FGIC Insured

       8,780 University of California, Revenue Bonds, Multi-Purpose        9/11 at 101.00       AAA        9,534,817
              Projects, Series 2003Q, 5.000%, 9/01/16 - FSA Insured

       6,100 University of California, General Revenue Bonds, Series       5/13 at 100.00       AAA        6,841,699
              2003B, 5.250%, 5/15/15 - AMBAC Insured

       3,220 Vallejo City Unified School District, Solano County,            No Opt. Call       AAA        3,897,456
              California, General Obligation Refunding Bonds,
              Series 2002A, 5.900%, 2/01/18 - MBIA Insured

       1,185 Yuba County Water Agency, California, Yuba River              3/05 at 100.00      Baa3        1,184,953
              Development Revenue Bonds, Pacific Gas and Electric
              Company, Series 1966A, 4.000%, 3/01/16

----
50

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Colorado - 1.6%

 $     4,935 Adams and Arapahoe Counties Joint School District 28,           No Opt. Call       AAA $      5,569,986
              Aurora, Colorado, General Obligation Bonds, Series 2004,
              5.250%, 12/01/10 - FSA Insured

       2,300 Arapahoe County Capital Improvement Trust Fund, Colorado,      8/05 at 95.92       AAA        2,173,569
              Senior Revenue Bonds, Highway E-470, Series 1986C, 0.000%,
              8/31/06 (Pre-refunded to 8/31/05)

       2,000 Aurora Centretech Metropolitan District, Arapahoe County,    12/06 at 102.00      A-1+        2,111,080
              Colorado, General Obligation Refunding Bonds, Series
              1998C, 4.875%, 12/01/28 (Mandatory put 12/01/08)

       2,000 Colorado Health Facilities Authority, Revenue Bonds,         11/11 at 101.00         A        2,198,480
              PorterCare Adventist Health System, Series 2001,
              6.500%, 11/15/31

       9,915 Denver City and County, Colorado, Airport System Revenue     11/11 at 100.00       AAA       10,925,438
              Refunding Bonds, Series 2001A, 5.500%, 11/15/16
              (Alternative Minimum Tax) - FGIC Insured

       3,000 Denver City and County, Colorado, Airport System Revenue     11/10 at 100.00       AAA        3,351,840
              Refunding Bonds, Series 2000A, 6.000%, 11/15/16
              (Alternative Minimum Tax) - AMBAC Insured

       5,775 Denver Convention Center Hotel Authority, Colorado, Senior   12/13 at 100.00       AAA        6,328,765
              Revenue Bonds, Convention Center Hotel, Series 2003A,
              5.000%, 12/01/15 - XLCA Insured

       8,245 E-470 Public Highway Authority, Colorado, Senior Revenue      9/07 at 101.00       AAA        8,954,647
              Bonds, Series 1997A, 5.250%, 9/01/18 - MBIA Insured

         215 Eagle County Air Terminal Corporation, Colorado, Airport        No Opt. Call       N/R          216,047
              Terminal Revenue Bonds, Series 1996, 6.750%, 5/01/06
              (Alternative Minimum Tax)

       1,075 Meridian Metropolitan District, Douglas County, Colorado,       No Opt. Call        AA        1,126,794
              General Obligation Refunding Bonds, Series 2001A, 4.125%,
              12/01/09 - RAAI Insured
--------------------------------------------------------------------------------------------------------------------
             District of Columbia - 1.8%

       2,000 District of Columbia, General Obligation Bonds, Series          No Opt. Call       AAA        2,258,200
              1993B-1, 5.500%, 6/01/10 - AMBAC Insured

             District of Columbia, Certificates of Participation, Series
             2003:
       3,695  5.500%, 1/01/15 - AMBAC Insured                              1/14 at 100.00       AAA        4,178,971
       1,000  5.500%, 1/01/16 - AMBAC Insured                              1/14 at 100.00       AAA        1,123,560

      11,530 District of Columbia, General Obligation Bonds, Series        6/13 at 100.00       AAA       12,628,348
              2003B, 5.000%, 6/01/15 - AMBAC Insured

       1,900 District of Columbia, General Obligation Refunding Bonds,       No Opt. Call       AAA        2,214,716
              Series 1994A-1, 6.000%, 6/01/11 - MBIA Insured

             District of Columbia Tobacco Settlement Corporation,
             Tobacco Settlement Asset-Backed Bonds, Series 2001:
       7,090  6.000%, 5/15/11                                                No Opt. Call       BBB        7,347,367
      11,165  6.250%, 5/15/24                                              5/11 at 101.00       BBB       10,828,152
       2,920  6.500%, 5/15/33                                                No Opt. Call       BBB        2,755,984

       6,250 Washington Convention Center Authority, District of          10/08 at 101.00       AAA        6,850,187
              Columbia, Senior Lien Dedicated Tax Revenue Bonds,
              Series 1998, 5.250%, 10/01/17 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Florida - 2.3%

         300 Brevard County Housing Finance Authority, Florida,            2/06 at 101.00       AAA          317,130
              Multifamily Housing Revenue Refunding Bonds, Windover Oaks
              and Windover Health Club Apartments Projects, Series
              1996A, 6.900%, 2/01/27 (Mandatory put 2/01/07)

       3,000 Broward County, Florida, Airport System Revenue Refunding    10/08 at 101.00       AAA        3,213,450
              Bonds, Series 1998E, 5.375%, 10/01/13 (Alternative Minimum
              Tax) - MBIA Insured

       5,000 Broward County School Board, Florida, Certificates of         7/13 at 100.00       AAA        5,267,500
              Participation, Series 2003, 5.000%, 7/01/23 - MBIA Insured

         500 Dade County, Florida, Seaport Revenue Refunding Bonds,          No Opt. Call       AAA          587,990
              Series 1995, 6.200%, 10/01/10 - MBIA Insured

             Dade County, Florida, Special Obligation and Refunding
             Bonds, Series 1996B:
         145  0.000%, 10/01/09 - AMBAC Insured                             10/08 at 98.22       AAA          125,748
         190  0.000%, 10/01/09 - AMBAC Insured                             10/08 at 98.22       AAA          163,183

       5,200 Escambia County Health Facilities Authority, Florida,           No Opt. Call        AA        5,807,464
              Revenue Bonds, Ascension Health Credit Group,
              Series 2003A, 5.250%, 11/15/13

----
51

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                 Optional Call                     Market
Amount (000)   Description                                                     Provisions* Ratings**            Value
---------------------------------------------------------------------------------------------------------------------
               Florida (continued)

 $        55   Escambia County Housing Finance Authority, Florida,          4/07 at 102.00       Aaa $         56,856
                GNMA/FNMA Multi-County Single Family Mortgage Revenue
                Bonds, Series 1997A, 5.500%, 4/01/08 (Alternative Minimum
                Tax)

         500   Florida, Full Faith and Credit General Obligation Bonds,       No Opt. Call       AAA          614,920
                Broward County Expressway Authority, Series 1984, 9.875%,
                7/01/09

       3,245   Florida Department of Environmental Protection, Florida      7/13 at 101.00       AAA        3,570,084
                Forever Revenue Bonds, Series 2003C, 5.000%, 7/01/17 -
                AMBAC Insured

       7,695   Florida State Turnpike Authority, Department of              7/13 at 101.00       AAA        8,520,212
                Transportation Turnpike Revenue Bonds, Series 2003A,
                5.000%, 7/01/16 - FSA Insured

         200   Halifax Hospital Medical Center, Daytona Beach, Florida,       No Opt. Call         A          210,396
                Health Care Facilities Revenue Bonds, Halifax Management
                System Inc., Series 1998A, 4.600%, 4/01/08 - ACA Insured

       4,210   JEA, Florida, St. John's River Power Park System Revenue     4/05 at 100.00       Aa2        4,218,588
                Refunding Bonds, Issue Two, Series Nine, 5.250%, 10/01/21

       5,000   Key West Utility Board, Florida, Electric System Revenue       No Opt. Call       AAA        5,945,750
                Refunding Bonds, Series 2000, 6.000%, 10/01/12 - AMBAC
                Insured

         400   Lee County, Florida, Capital Improvement Revenue Refunding     No Opt. Call       AAA          465,300
                Bonds, Series 1997A, 5.750%, 10/01/11 - MBIA Insured

         250   Lee County Hospital Board of Directors, Florida, Fixed-Rate  4/07 at 102.00       AAA          271,795
                Hospital Revenue Bonds, Lee Memorial Health System, Series
                1997A, 5.400%, 4/01/09 - MBIA Insured

         165   Leesburg, Florida, Hospital Revenue Refunding Bonds,         7/06 at 102.00         A          174,199
                Leesburg Regional Medical Center Project, Series 1996A,
                5.600%, 7/01/08

       3,675   Leesburg, Florida, Hospital Revenue Refunding Bonds,           No Opt. Call         A        3,880,653
                Leesburg Regional Medical Center Project, Series 2003,
                5.000%, 7/01/10

         120   Orange County Housing Finance Authority, Florida, Single     9/07 at 102.00       AAA          122,399
                Family Mortgage Revenue Bonds, Series 1997B, 5.400%,
                9/01/09 (Alternative Minimum Tax)

       6,020   Orlando Utilities Commission, Florida, Water and Electric    4/13 at 100.00       Aa1        6,588,529
                Revenue Refunding Bonds, Series 2003B, 5.000%, 10/01/16

       9,275   Reedy Creek Improvement District, Florida, Utility Revenue     No Opt. Call       Aaa       10,447,638
                Bonds, Series 2004-2, 5.250%, 10/01/10 - MBIA Insured

       1,000   Sanford Airport Authority, Florida, Industrial Development     No Opt. Call       N/R          801,700
                Revenue Bonds, Central Florida Terminals Inc., Series
                1995A, 7.500%, 5/01/06 (Alternative Minimum Tax)

          55   Sanford Airport Authority, Florida, Industrial Development     No Opt. Call       N/R           49,216
                Revenue Bonds, Central Florida Terminals Inc., Series
                1997C, 6.750%, 5/01/05 (Alternative Minimum Tax)

         200   Sarasota County Health Facility Authority, Florida, Health     No Opt. Call       N/R          201,728
                Facilities Revenue Bonds, Sunnyside Properties, Series
                1995, 5.500%, 5/15/05

         725   Sarasota Elderly Housing Corporation, Florida, First         1/05 at 102.00       N/R          741,247
                Mortgage Revenue Bonds, McCown Towers Annex Project,
                Series 1978, 7.500%, 7/01/09
---------------------------------------------------------------------------------------------------------------------
               Georgia - 0.5%

       7,330   Fulton County, Georgia, Water and Sewerage Revenue Bonds,      No Opt. Call       AAA        8,780,387
                Series 1992, 6.375%, 1/01/14 - FGIC Insured

       3,240   Fulton-DeKalb Hospital Authority, Georgia, Revenue             No Opt. Call       AAA        3,591,929
                Refunding Certificates, Series 2003, 5.000%, 1/01/11 - FSA
                Insured
---------------------------------------------------------------------------------------------------------------------
               Illinois - 11.4%

      10,250   Chicago, Illinois, General Obligation Bonds, Central Loop      No Opt. Call       AAA        9,135,928
                Project, Series 2003A, 0.000%, 12/01/08 - XLCA Insured

      13,080   Chicago Metropolitan Housing Development Corporation,        1/05 at 100.00        AA       13,101,974
                Illinois, FHA-Insured Section 8 Assisted Housing
                Development Revenue Refunding Bonds, Series 1992B, 6.900%,
                7/01/22

      17,500   Chicago Housing Authority, Illinois, Revenue Bonds, Capital  7/12 at 100.00     AA***       18,931,150
                Fund Program, Series 2001, 5.375%, 7/01/19

         500   Chicago, Illinois, Special Facility Revenue Bonds, O'Hare      No Opt. Call       N/R           75,000
                International Airport Project, United Air Lines Inc.
                Project, Series 1999B, 5.200%, 4/01/11 (Alternative
                Minimum Tax) #

----
52

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Illinois (continued)

 $    22,395 Chicago, Illinois, General Airport Second Lien Revenue        1/05 at 101.00       AAA $     22,891,721
              Refunding Bonds, O'Hare International Airport,
              Series 1993C, 5.000%, 1/01/18 - MBIA Insured

      61,250 Chicago, Illinois, General Airport Revenue Refunding Bonds,   1/05 at 101.00        A+       61,735,100
              O'Hare International Airport, Series 1993A, 5.000%, 1/01/16

      10,000 Chicago, Illinois, General Airport Second Lien Revenue        1/10 at 101.00       AAA       10,797,400
              Refunding Bonds, O'Hare International Airport,
              Series 1999, 5.500%, 1/01/17 (Alternative Minimum Tax) -
              AMBAC Insured

       9,100 Chicago Public Building Commission, Illinois, General         3/13 at 100.00       AAA        9,789,052
              Obligation Lease Bonds, Chicago Transit Authority, Series
              2003, 5.250%, 3/01/22 - AMBAC Insured

       4,000 Chicago, Illinois, Revenue Bonds, Skyway Toll Bridge,         1/07 at 102.00       AAA        4,309,160
              Series 1996, 5.500%, 1/01/23 - MBIA Insured

       3,205 Chicago, Illinois, Wastewater Transmission Revenue Bonds,     1/06 at 102.00       AAA        3,365,474
              Series 1995, 5.000%, 1/01/15 - FGIC Insured

      22,335 Chicago, Illinois, Water Revenue Bonds, Series 1995,         11/06 at 102.00       AAA       23,901,800
              5.000%, 11/01/15 - FGIC Insured

       6,760 Cook County, Illinois, General Obligation Refunding Bonds,   11/12 at 100.00       AAA        7,475,749
              Series 2002D, 5.250%, 11/15/19 - AMBAC Insured

       4,505 DuPage County Forest Preserve District, Illinois, General       No Opt. Call       AAA        5,119,617
              Obligation Bonds, Series 2003, 5.250%, 10/01/12

       1,000 Illinois Development Finance Authority, Adjustable Rate         No Opt. Call       BBB        1,054,300
              Solid Waste Disposal Revenue Bonds, Waste Management Inc.
              Project, Series 1997, 5.050%, 1/01/10 (Alternative Minimum
              Tax)

       6,250 Illinois Educational Facilities Authority, Revenue Bonds,       No Opt. Call       Aa1        6,389,563
              University of Chicago, Series 2004B1, 3.450%, 7/01/36
              (Mandatory put 7/01/08)

             Illinois Health Facilities Authority, Revenue Bonds,
             Rush-Presbyterian St. Luke's Medical Center Obligated
             Group, Series 1993:
       3,000  5.250%, 11/15/20 - MBIA Insured                             11/04 at 101.00       AAA        3,035,940
      34,120  5.500%, 11/15/25 - MBIA Insured                             11/04 at 101.00       AAA       34,530,805

         530 Illinois Health Facilities Authority, Revenue Bonds, Mercy      No Opt. Call      Caa1          405,196
              Hospital and Center, Series 1996, 6.000%, 1/01/06

             Illinois Health Facilities Authority, Revenue Bonds,
             Centegra Health System, Series 1998:
         500  5.500%, 9/01/09                                              9/08 at 101.00        A-          539,270
         500  5.500%, 9/01/10                                              9/08 at 101.00        A-          534,490

       1,000 Illinois Health Facilities Authority, Revenue Bonds,         11/08 at 101.00       AAA        1,109,460
              Methodist Medical Center of Illinois, Series 1998,
              5.500%, 11/15/12 - MBIA Insured

             Illinois Health Facilities Authority, Revenue Bonds,
             Victory Health Services, Series 1997A:
         500  5.750%, 8/15/08                                              8/07 at 101.00      Baa2          519,975
       3,245  5.375%, 8/15/16                                              8/07 at 101.00      Baa2        3,158,553

       8,000 Illinois Health Facilities Authority, Revenue Bonds, OSF     11/09 at 101.00         A        8,450,080
              Healthcare System, Series 1999, 6.250%, 11/15/29

       9,025 Illinois Health Facilities Authority, Revenue Bonds,          5/10 at 101.00      Baa2        9,855,029
              Condell Medical Center, Series 2000, 7.000%, 5/15/22

       3,000 Illinois Health Facilities Authority, Revenue Bonds,         10/11 at 100.00         A        3,123,210
              Passavant Memorial Hospital Association, Series 2001,
              6.000%, 10/01/24

             Illinois Health Facilities Authority, Revenue Refunding
             Bonds, University of Chicago Hospitals, Series 2003:
       3,120  5.000%, 8/15/13 - MBIA Insured                                 No Opt. Call       AAA        3,436,711
       7,410  5.000%, 8/15/14 - MBIA Insured                               8/13 at 100.00       AAA        8,106,170

       3,475 Illinois Housing Development Authority, Homeowner Mortgage    2/12 at 100.00        AA        3,610,873
              Revenue Bonds, Series 2002A-2, 5.625%, 8/01/33
              (Alternative Minimum Tax)

       2,775 Illinois, Sales Tax Revenue Bonds, Series 1993S, 5.250%,     12/04 at 101.00       AAA        2,810,076
              6/15/18

      23,000 Metropolitan Pier and Exposition Authority, Illinois,         6/12 at 101.00       AAA       25,739,300
              Revenue Bonds, McCormick Place Expansion Project,
              Series 2002A, 5.750%, 6/15/41 - MBIA Insured

----
53

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                  Optional Call                     Market
Amount (000)   Description                                                      Provisions* Ratings**            Value
-------------------------------------------------------------------------------------------------------------------------
               Indiana - 2.4%

 $     6,835   Duneland School Building Corporation, Indiana, First          8/07 at 101.00       AAA $      7,511,528
                Mortgage Bonds, Series 1997, 5.450%, 8/01/15 (Pre-refunded to 8/01/07) - MBIA Insured

         830   Indiana Bond Bank, Special Program Bonds, Hendricks County    2/07 at 102.00     A+***          913,199
                Redevelopment Authority, Pittboro Project, Series 1997B,
                5.750%, 2/01/08 (Pre-refunded to 2/01/07)

       3,000   Indiana Health Facility Financing Authority, Hospital         9/11 at 100.00        A+        3,125,730
                Revenue Bonds, Methodist Hospitals Inc., Series 2001,
                5.375%, 9/15/22

      11,590   Indiana Health Facility Financing Authority, Hospital         3/05 at 100.00       AAA       11,635,781
                Revenue Refunding Bonds, Methodist Hospital of Indiana
                Inc., Series 1992A, 5.750%, 9/01/11 - AMBAC Insured

      38,600   Indiana Health Facility Financing Authority, Hospital         5/06 at 100.00       Aaa       39,111,064
                Revenue Bonds, Daughters of Charity, Series 1993, 5.750%,
                11/15/22

       1,000   Indiana Municipal Power Agency, Power Supply System Revenue     No Opt. Call       AAA        1,156,000
                Refunding Bonds, Series 1993B, 5.500%, 1/01/16 - MBIA
                Insured

       2,180   Southwind Housing Inc., Evansville, Indiana, First Mortgage  11/04 at 100.00    AA-***        2,688,834
                Revenue Bonds, Series 1978A, 7.125%, 11/15/21
-------------------------------------------------------------------------------------------------------------------------
               Iowa - 0.1%

       1,245   Iowa Housing Finance Authority, Single Family Mortgage        2/05 at 100.00       Aaa        1,253,205
                Bonds, Series 1977A, 5.875%, 8/01/08

       1,025   Iowa Tobacco Settlement Authority, Tobacco Settlement         6/11 at 101.00       BBB        1,020,869
                Asset-Backed Revenue Bonds, Series 2001B, 5.500%, 6/01/12
-------------------------------------------------------------------------------------------------------------------------
               Kansas - 0.4%

               Wichita, Kansas, Water and Sewer Utility Revenue Bonds,
               Series 2003:
       3,350    5.000%, 10/01/19 - FGIC Insured                             10/13 at 100.00       AAA        3,624,030
       7,700    5.000%, 10/01/20 - FGIC Insured                             10/13 at 100.00       AAA        8,281,735
-------------------------------------------------------------------------------------------------------------------------
               Kentucky - 0.9%

         500   Ashland, Kentucky, Pollution Control Revenue Refunding          No Opt. Call      Baa2          541,630
                Bonds, Ashland Oil Inc. Project, Series 1999, 5.700%,
                11/01/09

       1,500   Kentucky State Property and Buildings Commission, Revenue       No Opt. Call       Aa3        1,697,745
                Bonds, Project 73, Series 2001, 5.250%, 11/01/11

       4,820   Kentucky State Property and Buildings Commission, Revenue    10/13 at 100.00       AAA        5,473,014
                Refunding Bonds, Project 79, Series 2003, 5.125%, 10/01/17
                (Pre-refunded to 10/01/13) - MBIA Insured

      16,980   Kentucky Turnpike Authority, Road Resource Recovery Revenue   1/05 at 100.00       Aa3       17,034,166
                Refunding Bonds, Series 1987A, 5.000%, 7/01/08
-------------------------------------------------------------------------------------------------------------------------
               Louisiana - 0.8%

       5,030   New Orleans, Louisiana, Refunding Certificates of            12/08 at 102.00       AAA        5,414,896
                Indebtedness, Series 1998B, 5.000%, 12/01/12 - FSA Insured

       4,400   St. Martin Parish, Louisiana, Industrial Development            No Opt. Call        A+        4,487,076
                Revenue Bonds, Cargill Inc., Series 2004, 4.350%, 10/01/12

      12,950   Tobacco Settlement Financing Corporation, Louisiana,          5/11 at 101.00       BBB       11,263,392
                Tobacco Settlement Asset-Backed Bonds, Series 2001B,
                5.875%, 5/15/39
-------------------------------------------------------------------------------------------------------------------------
               Maryland - 0.1%

       1,605   Maryland Community Development Administration, Housing        1/07 at 102.00       Aa2        1,680,579
                Revenue Bonds, Series 1996A, 5.875%, 7/01/16

         500   Maryland Health and Higher Educational Facilities             1/07 at 102.00        A-          538,665
                Authority, Revenue Refunding Bonds, Pickersgill Inc.,
                Series 1997A, 5.750%, 1/01/08
-------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 6.3%

       8,140   Massachusetts Bay Transportation Authority, Senior Sales      7/12 at 100.00       AAA        9,228,399
                Tax Revenue Refunding Bonds, Series 2002A, 5.250%, 7/01/15
                (Pre-refunded to 7/01/12) - FSA Insured

      10,000   Massachusetts, General Obligation Bonds, Consolidated Loan,     No Opt. Call       Aa2       11,600,000
                Series 2001D, 5.500%, 11/01/14

----
54

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Massachusetts (continued)

 $     4,000 Massachusetts, General Obligation Bonds, Consolidated Loan,   3/12 at 100.00       AAA $      4,564,200
              Series 2002B, 5.500%, 3/01/19 (Pre-refunded to 3/01/12) -
              FSA Insured

             Massachusetts, General Obligation Bonds, Consolidated Loan,
             Series 2002C:
      14,675  5.500%, 11/01/11 - FSA Insured                                 No Opt. Call       AAA       16,808,892
       4,000  5.500%, 11/01/19 (Pre-refunded to 11/01/12)                 11/12 at 100.00    Aa2***        4,572,960

             Massachusetts, General Obligation Bonds, Consolidated Loan,
             Series 2003A:
       9,060  5.000%, 1/01/19 (Pre-refunded to 1/01/13)                    1/13 at 100.00       Aa2        9,987,744
       5,250  5.125%, 1/01/20 (Pre-refunded to 1/01/13)                    1/13 at 100.00    Aa2***        5,833,800
      12,500  5.000%, 1/01/21 (Pre-refunded to 1/01/13)                    1/13 at 100.00       Aa2       13,780,000

             Massachusetts, General Obligation Bonds, Consolidated Loan,
             Series 2003C:
      10,000  5.250%, 8/01/20 (Pre-refunded to 8/01/13)                    8/13 at 100.00       Aa2       11,251,600
       7,040  5.000%, 8/01/21 (Pre-refunded to 8/01/13)                    8/13 at 100.00       Aa2        7,789,760

       7,000 Massachusetts, General Obligation Bonds, Series 2003D,          No Opt. Call       Aa2        8,099,560
              5.500%, 10/01/15

       2,850 Massachusetts Development Finance Agency, Resource Recovery     No Opt. Call       AAA        3,213,518
              Revenue Bonds, SEMass System, Series 2001A, 5.500%,
              1/01/11 - MBIA Insured

         800 Massachusetts Health and Educational Facilities Authority,    7/08 at 101.00         A          853,712
              Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series
              1998B, 5.250%, 7/01/10 - ACA Insured

         265 Massachusetts Health and Educational Facilities Authority,    7/09 at 101.00       Ba1          268,042
              Revenue Bonds, Lasell College Issue, Series 1999A, 5.100%,
              7/01/11

             Massachusetts Industrial Finance Agency, Resource Recovery
             Revenue Refunding Bonds, Ogden Haverhill Project, Series
             1998A:
       1,500  5.450%, 12/01/12 (Alternative Minimum Tax)                  12/08 at 102.00       BBB        1,526,325
       1,825  5.500%, 12/01/13 (Alternative Minimum Tax)                  12/08 at 102.00       BBB        1,836,151

             Massachusetts, Special Obligation Refunding Notes, Federal
             Highway Grant Anticipation Note Program, Series 2003A:
      10,000  5.000%, 12/15/11 - FSA Insured                                 No Opt. Call       Aaa       11,111,100
      12,500  5.000%, 12/15/12 - FSA Insured                                 No Opt. Call       Aaa       13,908,500
      12,000  5.000%, 12/15/13 - FSA Insured                                 No Opt. Call       Aaa       13,294,680
       7,015  5.000%, 12/15/14 - FSA Insured                                 No Opt. Call       Aaa        7,801,101

      13,345 Massachusetts Water Resources Authority, General Revenue     12/04 at 102.00     AA***       13,652,736
              Bonds, Series 1993C, 5.250%, 12/01/20 (Pre-refunded to
              12/01/04)
--------------------------------------------------------------------------------------------------------------------
             Michigan - 5.9%

      15,000 Detroit City School District, Wayne County, Michigan,         5/06 at 102.00       AAA       16,141,200
              Unlimited Tax School Building and Site Improvement Bonds,
              Series 1996A, 5.700%, 5/01/25 (Pre-refunded to 5/01/06) -
              AMBAC Insured

       1,000 Detroit, Michigan, Senior Lien Sewerage Disposal System         No Opt. Call       AAA        1,089,550
              Revenue Bonds, Series 2004A, 5.000%, 7/01/08 - FSA Insured

       3,370 Michigan Higher Education Facilities Authority, Limited       5/08 at 100.00        AA        3,485,052
              Obligation Revenue Refunding Bonds, Aquinas College,
              Series 1998C, 5.125%, 5/01/16 - RAAI Insured

       4,025 Michigan Municipal Bond Authority, Clean Water Revolving     10/14 at 100.00       AAA        4,504,015
              Fund Revenue Bonds, Series 2004, 5.000%, 10/01/15

       1,805 Michigan Public Power Agency, Revenue Refunding Bonds,          No Opt. Call       AAA        1,997,052
              Belle River Project, Series 2002A, 5.250%, 1/01/09 - MBIA
              Insured

      15,000 Michigan State Building Authority, Revenue Bonds,            10/07 at 100.00     AA***       16,125,000
              Facilities Program, Series 1997II-A, 4.750%, 10/15/13
              (Pre-refunded to 10/15/07)

             Michigan State Building Authority, Revenue Refunding Bonds,
             Facilities Program, Series 1998I:
       5,000  5.250%, 10/15/12                                            10/09 at 100.00        AA        5,539,250
      14,080  4.750%, 10/15/17                                            10/09 at 100.00        AA       14,995,200
       4,920  4.750%, 10/15/21                                            10/09 at 100.00        AA        5,067,944

             Michigan State Building Authority, Revenue Refunding Bonds,
             Facilities Program, Series 2003I:
       5,930  5.250%, 10/15/12 - FSA Insured                                 No Opt. Call       AAA        6,740,809
       3,500  5.250%, 10/15/15 - FSA Insured                              10/13 at 100.00       AAA        3,937,500

----
55

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                  Optional Call                     Market
Amount (000)   Description                                                      Provisions* Ratings**            Value
------------------------------------------------------------------------------------------------------------------------
               Michigan (continued)

               Michigan State Hospital Finance Authority, Hospital Revenue
               Refunding Bonds, Detroit Medical Center Obligated Group,
               Series 1993B:
 $    20,185    5.750%, 8/15/13                                              2/05 at 102.00       Ba3 $     18,422,446
      45,400    5.500%, 8/15/23                                              2/05 at 102.00       Ba3       37,511,750

       3,000   Michigan State Hospital Finance Authority, Hospital Revenue  10/05 at 100.00       AAA        3,155,220
                Refunding Bonds, Genesys Health System Obligated Group,
                Series 1995A, 7.500%, 10/01/27 (Pre-refunded to 10/01/05)

         545   Michigan State Hospital Finance Authority, Hospital Revenue     No Opt. Call       BBB          571,830
                Refunding Bonds, Gratiot Community Hospital, Series 1995,
                6.100%, 10/01/07

       1,000   Michigan State Hospital Finance Authority, Hospital Revenue     No Opt. Call       Aaa        1,115,960
                Refunding Bonds, Genesys Regional Medical Center Obligated
                Group, Series 1998A, 5.500%, 10/01/08

      11,455   Michigan Housing Development Authority, Rental Housing        4/05 at 101.00       AAA       11,700,481
                Revenue Bonds, Series 1994B, 5.700%, 4/01/12 - AMBAC
                Insured

         215   Michigan Strategic Fund, Limited Obligation Revenue Bonds,      No Opt. Call      BBB-          219,842
                Clark Retirement Community Inc., Series 1998, 4.900%,
                6/01/08

       6,500   Michigan Strategic Fund, Solid Waste Disposal Limited           No Opt. Call       BBB        6,491,095
                Obligation Revenue Bonds, Waste Management Inc., Series
                2004, 2.200%, 12/01/13 (Alternative Minimum Tax)
                (Mandatory put 2/01/05)

       1,470   Saginaw Hospital Finance Authority, Michigan, Hospital          No Opt. Call         A        1,593,495
                Revenue Bonds, Covenant Medical Center, Series 2004G,
                5.000%, 7/01/12
------------------------------------------------------------------------------------------------------------------------
               Minnesota - 0.7%

       5,955   Minnesota Housing Finance Agency, Rental Housing Bonds,       2/05 at 102.00       AAA        6,101,910
                Series 1995D, 5.800%, 8/01/11 - MBIA Insured

         950   St. Paul Housing and Redevelopment Authority, Minnesota,        No Opt. Call      BBB+        1,012,500
                Healthcare Revenue Bonds, Regions Hospital, Series 1998,
                5.000%, 5/15/09

       2,685   St. Paul Port Authority, Minnesota, Lease Revenue Bonds,        No Opt. Call       AA+        3,007,683
                Office Building at Cedar Street, Series 2003,
                5.000%, 12/01/13

       3,950   Southern Minnesota Municipal Power Agency, Power Supply         No Opt. Call       AAA        4,337,969
                System Revenue Refunding Bonds, Series 2002A, 5.000%,
                1/01/09 - AMBAC Insured

       5,000   White Earth Band of Chippewa Indians, Minnesota Revenue         No Opt. Call         A        5,642,900
                Bonds, Series 2000A, 7.000%, 12/01/11 - ACA Insured
------------------------------------------------------------------------------------------------------------------------
               Mississippi - 0.3%

       8,660   Mississippi Business Finance Corporation, Pollution Control   4/05 at 101.00      BBB-        8,690,310
                Revenue Refunding Bonds, System Energy Resources Inc.
                Project, Series 1998, 5.875%, 4/01/22
------------------------------------------------------------------------------------------------------------------------
               Missouri - 1.4%

       6,220   Jackson County Reorganized School District R-7, Lees          3/14 at 100.00       Aaa        6,918,195
                Summit, Missouri, General Obligation Bonds, Series 2004,
                5.000%, 3/01/15 - MBIA Insured

      13,180   Kansas City, Missouri, General Improvement Airport Revenue    9/12 at 100.00       AAA       14,793,496
                Bonds, Series 2003B, 5.375%, 9/01/15 - FGIC Insured

       5,200   Kansas City, Missouri, General Improvement Airport Revenue      No Opt. Call       AAA        5,711,420
                Bonds, Series 2004E, 5.250%, 9/01/10 (Alternative Minimum
                Tax) - FGIC Insured

               Kansas City Industrial Development Authority, Missouri,
               Retirement Center Revenue Refunding and Improvement Bonds,
               Kingswood Project, Series 1998A:
         550    5.375%, 11/15/09                                            11/08 at 102.00       N/R          533,121
       3,650    5.800%, 11/15/17                                            11/08 at 102.00       N/R        3,367,089

       1,350   Missouri Housing Development Commission, FHA-Insured          3/05 at 100.00       Aaa        1,360,260
                Mortgage Loan Housing Development Bonds, Series 1979B,
                7.000%, 9/15/22

         300   Missouri Health and Educational Facilities Authority,         2/07 at 102.00       N/R          318,948
                Revenue Bonds, Lutheran Senior Services, Series 1997,
                5.550%, 2/01/09

         350   St. Louis County Industrial Development Authority,           12/04 at 100.00       N/R          350,350
                Missouri, Revenue Bonds, Kiel Center Multipurpose Arena,
                Series 1992, 7.625%, 12/01/09 (Alternative Minimum Tax)

       3,710   St. Louis, Missouri, Airport Revenue Bonds, Airport             No Opt. Call       AAA        4,132,792
                Development Program, Series 2001A, 5.500%, 7/01/09 - MBIA
                Insured

----
56

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Montana - 0.2%

 $     6,325 Montana Health Facilities Authority, Health Care Revenue      6/06 at 102.00      BBB- $      6,407,668
              Bonds, Community Medical Center Inc., Series 1996, 6.375%,
              6/01/18
--------------------------------------------------------------------------------------------------------------------
             Nevada - 0.4%

       5,000 Clark County, Nevada, Passenger Facility Charge Revenue       7/05 at 100.00       AAA        5,080,850
              Bonds, Las Vegas-McCarran International Airport, Series
              1995A, 5.500%, 7/01/25 (Alternative Minimum Tax) - MBIA
              Insured

       1,935 Henderson Local Improvement District T-4C, Nevada, Limited   11/04 at 103.00       N/R        1,997,191
              Obligation Refunding Bonds, Green Valley Properties,
              Series 1999A, 5.900%, 11/01/18

       3,000 Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series        10/12 at 101.00         A        3,375,570
              2002A, 6.625%, 10/01/17 - ACA Insured
--------------------------------------------------------------------------------------------------------------------
             New Hampshire - 0.4%

      10,000 New Hampshire Housing Finance Authority, Multifamily          6/11 at 100.00       Aaa       10,537,400
              Remarketed Housing Bonds, Series 1994I, 5.600%, 1/01/24
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             New Jersey - 2.6%

      14,000 Essex County Improvement Authority, New Jersey, Lease           No Opt. Call       Aaa       15,672,300
              Revenue Bonds, Series 2003, 5.000%, 12/15/13 - FSA Insured

       1,000 Gloucester County Improvement Authority, New Jersey, Solid      No Opt. Call       BBB        1,146,260
              Waste Resource Recovery Revenue Refunding Bonds, Waste
              Management Inc. Project, Series 1999B, 7.000%, 12/01/29
              (Alternative Minimum Tax) (Mandatory put 12/01/09)

       2,520 Hudson County, New Jersey, Refunding Certificates of            No Opt. Call       AAA        2,906,971
              Participation, Series 2002, 6.000%, 6/01/10 - MBIA Insured

          90 New Jersey Economic Development Authority, Insured Revenue      No Opt. Call       AAA           91,813
              Bonds, Educational Testing Service Inc., Series 1995B,
              5.500%, 5/15/05 - MBIA Insured

      20,000 New Jersey Transportation Trust Fund Authority,                 No Opt. Call       AAA       22,666,800
              Transportation System Bonds, Series 2004B,
              5.250%, 12/15/12 (DD, settling 11/01/04) - FGIC Insured

             New Jersey Transportation Trust Fund Authority,
             Transportation System Bonds, Series 2004A:
       5,000  5.250%, 6/15/11 - FGIC Insured                                 No Opt. Call       AAA        5,632,700
       5,000  5.250%, 6/15/12 - FGIC Insured                                 No Opt. Call       AAA        5,659,750

      10,000 New Jersey Transportation Trust Fund Authority,                 No Opt. Call       AAA       11,454,400
              Transportation System Bonds, Series 2001C,
              5.500%, 12/15/11 - FSA Insured

             Tobacco Settlement Financing Corporation, New Jersey,
             Tobacco Settlement Asset-Backed Bonds, Series 2002:
       2,045  5.750%, 6/01/32                                              6/12 at 100.00       BBB        1,902,361
       4,500  6.000%, 6/01/37                                              6/12 at 100.00       BBB        3,958,740
--------------------------------------------------------------------------------------------------------------------
             New Mexico - 0.5%

       5,000 Farmington, New Mexico, Pollution Control Revenue Refunding   4/05 at 100.00        A3        5,122,500
              Bonds, Southern California Edison Company - Four Corners
              Project, Series 1991A, 7.200%, 4/01/21

       7,600 New Mexico Hospital Equipment Loan Council, Hospital          8/11 at 101.00       Aa3        8,119,384
              Revenue Bonds, Presbyterian Healthcare Services, Series
              2001A, 5.500%, 8/01/21
--------------------------------------------------------------------------------------------------------------------
             New York - 12.4%

      16,845 Long Island Power Authority, New York, Electric System        6/08 at 101.00       AAA       18,238,924
              General Revenue Bonds, Series 1998A, 5.000%, 12/01/18 -
              FSA Insured

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 2003B:
      12,500  5.250%, 12/01/13                                               No Opt. Call        A-       13,932,375
       1,540  5.250%, 6/01/14                                                No Opt. Call        A-        1,714,189

       3,685 New York Counties Tobacco Trust III, Tobacco Settlement       6/13 at 100.00       BBB        3,787,148
              Pass-Through Bonds, Series 2003, 5.000%, 6/01/27

       7,500 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call         A        7,575,900
              Series 1996G, 5.900%, 2/01/05

         300 New York City, New York, General Obligation Bonds, Fiscal     8/06 at 101.50         A          321,393
              Series 1997B, 5.700%, 8/15/07

      10,770 New York City, New York, General Obligation Bonds, Fiscal     8/08 at 101.00         A       11,517,761
              Series 1998J, 5.375%, 8/01/13

----
57

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                  Optional Call                     Market
Amount (000)   Description                                                      Provisions* Ratings**            Value
----------------------------------------------------------------------------------------------------------------------
               New York (continued)

 $     6,435   New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call         A $      6,897,162
                Series 2001D, 5.000%, 8/01/07

               New York City, New York, General Obligation Bonds, Fiscal
               Series 1997E:
       9,940    6.000%, 8/01/16 (Pre-refunded to 8/01/06)                    8/06 at 101.50      A***       10,801,500
       5,680    6.000%, 8/01/16                                              8/06 at 101.50         A        6,091,516

       3,500   New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call         A        3,846,955
                Series 2004G, 5.000%, 8/01/10

               New York City, New York, General Obligation Bonds, Fiscal
               Series 2004A:
      10,185    5.000%, 8/01/11                                                No Opt. Call         A       11,203,907
       7,080    5.000%, 8/01/12                                                No Opt. Call         A        7,809,665

               New York City, New York, General Obligation Bonds, Fiscal
               Series 2004B:
      15,000    5.250%, 8/01/11                                                No Opt. Call         A       16,725,750
       5,000    5.250%, 8/01/12                                                No Opt. Call         A        5,599,650

       5,000   New York City Transitional Finance Authority, New York,      11/11 at 100.00       AA+        5,660,100
                Future Tax Secured Subordinate Lien, Fiscal Series 2003A,
                5.500%, 11/01/26

      11,000   New York City Transitional Finance Authority, New York,       2/13 at 100.00       AA+       11,572,550
                Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                5.000%, 2/01/23

               New York City Transitional Finance Authority, New York,
               Future Tax Secured Bonds, Fiscal Series 2003A:
       3,570    5.000%, 8/01/12                                                No Opt. Call       AA+        3,976,159
       3,365    5.000%, 8/01/13                                                No Opt. Call       AA+        3,747,466

               Dormitory Authority of the State of New York, New York
               City, Court Facilities Lease Revenue Bonds, Series 2003A:
      12,315    5.750%, 5/15/14                                              5/13 at 100.00         A       14,092,547
      15,500    5.500%, 5/15/18                                              5/13 at 100.00         A       17,138,815

       7,075   Dormitory Authority of the State of New York, Lease Revenue     No Opt. Call       AAA        7,940,414
                Bonds, State University Dormitory Facilities, Series
                2003B, 5.250%, 7/01/31 (Mandatory put 7/01/13) - FGIC
                Insured

       8,400   Dormitory Authority of the State of New York, Revenue        11/05 at 102.00       AAA        8,918,952
                Bonds, Beth Israel Medical Center, Series 1996, 6.000%,
                11/01/15 (Pre-refunded to 11/01/05) - MBIA Insured

      16,500   Dormitory Authority of the State of New York, Revenue           No Opt. Call       AAA       18,531,810
                Bonds, New York and Presbyterian Hospital, Series 2004A,
                5.250%, 8/15/11 - FSA Insured

       3,000   Dormitory Authority of the State of New York, Revenue           No Opt. Call       AAA        3,322,680
                Bonds, Mount Sinai School of Medicine, Series 2003,
                5.000%, 7/01/12 - MBIA Insured

               Dormitory Authority of the State of New York, Revenue
               Bonds, Mental Health Services Facilities Improvements,
               Series 1997B:
          75    5.500%, 8/15/17 (Pre-refunded to 2/15/07)                    2/07 at 102.00    AA-***           82,369
       5,925    5.500%, 8/15/17                                              2/07 at 102.00       AA-        6,364,339

         750   New York State Housing Finance Agency, Revenue Refunding        No Opt. Call        A+          793,410
                Bonds, New York City Health Facilities, Series 1996A,
                6.000%, 5/01/06

      15,870   New York State Mortgage Agency, Homeowner Mortgage Revenue   10/11 at 100.00       Aa1       16,437,829
                Bonds, Series 101, 5.350%, 4/01/26 (Alternative Minimum
                Tax)

               Power Authority of the State of New York, General Revenue
               Bonds, Series 2000A:
       4,395    5.500%, 11/15/16                                            12/05 at 100.00       Aa2        4,566,932
       3,775    5.500%, 11/15/17                                            12/05 at 100.00       Aa2        3,920,942

       8,200   Dormitory Authority of the State of New York, Revenue        10/12 at 100.00       AAA        9,356,364
                Bonds, School Districts Financing Program, Series 2002E,
                5.500%, 10/01/17 - MBIA Insured

       7,500   Dormitory Authority of the State of New York, Revenue         2/05 at 100.00      BBB-        7,521,750
                Bonds, Mount Sinai NYU Health Obligated Group, Series
                2002C, 6.000%, 7/01/26

         400   Port Authority of New York and New Jersey, Special Project      No Opt. Call       N/R          414,304
                Bonds, KIAC Partners, Fourth Series 1996, 7.000%, 10/01/07
                (Alternative Minimum Tax)

       1,000   Port Authority of New York and New Jersey, Special Project      No Opt. Call       AAA        1,139,950
                Bonds, JFK International Air Terminal LLC, Sixth Series
                1997, 6.250%, 12/01/10 (Alternative Minimum Tax) - MBIA
                Insured

----
58

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             New York (continued)

             New York State Tobacco Settlement Financing Corporation,
             Tobacco Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003A-1:
 $     2,000  5.250%, 6/01/16                                              6/10 at 100.00       AA- $      2,151,500
      40,000  5.500%, 6/01/17                                              6/11 at 100.00       AA-       43,819,600

      15,000 New York Tobacco Settlement Financing Corporation, Tobacco    6/11 at 100.00       AA-       16,432,350
              Settlement Asset-Backed and State Contingency
              Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/17
--------------------------------------------------------------------------------------------------------------------
             North Carolina - 3.0%

       2,000 North Carolina Medical Care Commission, Healthcare           11/13 at 100.00       AA-        2,145,300
              Facilities Revenue Bonds, Novant Health Obligated Group,
              Series 2003A, 5.000%, 11/01/17

             North Carolina Eastern Municipal Power Agency, Power System
             Revenue Refunding Bonds, Series 2003D:
      10,000  5.375%, 1/01/11                                                No Opt. Call       BBB       10,907,600
      20,000  5.375%, 1/01/13                                                No Opt. Call       BBB       21,907,000
      11,000  5.125%, 1/01/23                                              1/13 at 100.00       BBB       11,302,170

      11,230 North Carolina Eastern Municipal Power Agency, Power System     No Opt. Call       BBB       12,624,317
              Revenue Refunding Bonds, Series 1993B, 7.000%, 1/01/08

       2,500 North Carolina Eastern Municipal Power Agency, Power System   1/09 at 102.00       BBB        2,680,025
              Revenue Refunding Bonds, Series 1999B, 5.600%, 1/01/15

             North Carolina Municipal Power Agency 1, Catawba Electric
             Revenue Bonds, Series 2003A:
       7,000  5.500%, 1/01/13                                                No Opt. Call      BBB+        7,805,420
      10,000  5.250%, 1/01/18 - MBIA Insured                               1/13 at 100.00       AAA       10,947,400

         725 Wilmington Housing Authority, North Carolina, First          12/04 at 100.00    N/R***          728,843
              Mortgage Revenue Bonds, Series 1979, 7.750%, 6/01/10
--------------------------------------------------------------------------------------------------------------------
             Ohio - 0.4%

             Akron, Bath, and Copley Joint Township Hospital District,
             Ohio, Hospital Facilities Revenue Bonds, Summa Health
             System Project, Series 2004A:
       1,435  5.000%, 11/15/12 - RAAI Insured                                No Opt. Call       Aa3        1,567,407
         800  5.250%, 11/15/14 - RAAI Insured                                No Opt. Call       Aa3          888,400

             Cleveland-Cuyahoga County Port Authority, Ohio, Subordinate
             Revenue Refunding Bonds, Rock and Roll Hall of Fame and
             Museum Project, Series 1997:
         360  5.750%, 12/01/07                                               No Opt. Call    N/R***          395,928
         425  5.850%, 12/01/08                                               No Opt. Call    N/R***          478,257

       1,000 Dayton, Ohio, Special Facilities Revenue Refunding Bonds,       No Opt. Call       BB+        1,050,960
              Emery Air Freight Corporation and Emery Worldwide Airlines
              Inc. - Guarantors, Series 1988C, 6.050%, 10/01/09

       5,635 Hamilton County, Ohio, Sewer System Revenue Refunding and    12/13 at 100.00       AAA        6,248,652
              Improvement Bonds, Metropolitan Sewer District, Series
              2003A, 5.000%, 12/01/15 - MBIA Insured

         475 Miami County, Ohio, Hospital Facilities Revenue Refunding       No Opt. Call      BBB+          495,615
              and Improvement Bonds, Upper Valley Medical Center, Series
              1996C, 6.000%, 5/15/06
--------------------------------------------------------------------------------------------------------------------
             Oklahoma - 0.3%

       8,375 Oklahoma, General Obligation Bonds, Series 2003A, 5.000%,     7/13 at 101.00       AAA        9,269,534
              7/15/17 - FGIC Insured
--------------------------------------------------------------------------------------------------------------------
             Oregon - 0.5%

       3,000 Oregon State Department of Transportation, Highway User Tax  11/14 at 100.00       AA+        3,423,600
              Revenue Bonds, Series 2004A, 5.250%, 11/15/15

       8,720 Oregon Department of Administrative Services, Certificates    5/07 at 101.00       AAA        9,596,360
              of Participation, Series 1997A, 5.800%, 5/01/24
              (Pre-refunded to 5/01/07) - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Pennsylvania - 1.9%

       1,250 Allegheny County, Pennsylvania, Airport Revenue Refunding       No Opt. Call       AAA        1,401,275
              Bonds, Pittsburgh International Airport, Series 1997A,
              5.750%, 1/01/12 (Alternative Minimum Tax) - MBIA Insured

       3,770 Allegheny County, Pennsylvania, Greater Pittsburgh            1/10 at 101.00       AAA        4,142,137
              International Airport Revenue Refunding Bonds,
              Series 1999, 5.750%, 1/01/12 (Alternative Minimum Tax) -
              FGIC Insured

----
59

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------
             Pennsylvania (continued)

 $     6,975 Carbon County Industrial Development Authority,                 No Opt. Call      BBB- $      7,569,340
              Pennsylvania, Resource Recovery Revenue Refunding Bonds,
              Panther Creek Partners Project, Series 2000, 6.650%,
              5/01/10 (Alternative Minimum Tax)

      10,000 Lehigh County Industrial Development Authority,               3/05 at 102.00       AAA       10,302,200
              Pennsylvania, Pollution Control Revenue Refunding Bonds,
              Pennsylvania Power and Light Company Project, Series
              1994B, 6.400%, 9/01/29 - MBIA Insured

             Pennsylvania Housing Finance Agency, FHA-Insured
             Multifamily Housing Revenue Refunding Mortgage Loan Bonds,
             Series 1992:
       2,880  8.100%, 7/01/13                                              1/05 at 100.00       AAA        2,888,122
      13,065  8.200%, 7/01/24                                              1/05 at 100.00       AAA       13,095,833

             Pennsylvania Higher Educational Facilities Authority,
             Revenue Bonds, Geneva College, Series 1998:
         470  4.900%, 4/01/07                                                No Opt. Call      BBB-          487,945
         495  4.950%, 4/01/08                                                No Opt. Call      BBB-          517,473

       5,000 Philadelphia School District, Pennsylvania, General           8/12 at 100.00       AAA        5,605,900
              Obligation Bonds, Series 2002B, 5.625%, 8/01/17 - FGIC
              Insured

       1,100 Philadelphia, Pennsylvania, Water and Wastewater Revenue        No Opt. Call       AAA        1,290,608
              Bonds, Series 1995, 6.250%, 8/01/10 - MBIA Insured

       3,500 Pittsburgh, Pennsylvania, General Obligation Bonds, Series    3/12 at 100.00       AAA        3,846,535
              2002A, 5.000%, 9/01/12 - AMBAC Insured

       1,500 Westmoreland County Municipal Authority, Pennsylvania,          No Opt. Call       AAA        1,399,590
              Municipal Service Revenue Bonds, Series 1995A, 0.000%,
              8/15/07 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------
             Puerto Rico - 4.3%

      11,000 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA       12,730,740
              Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
              (Pre-refunded to 7/01/10)

      10,000 Puerto Rico, General Obligation Bonds, Series 2004A,            No Opt. Call        A-       10,829,700
              5.000%, 7/01/30 (Mandatory put 7/01/12)

      10,000 Puerto Rico, General Obligation Refunding Bonds, Series         No Opt. Call       AAA       11,601,200
              2002, 5.500%, 7/01/12 - FGIC Insured

       5,280 Puerto Rico Highway and Transportation Authority, Highway       No Opt. Call       AAA        6,555,542
              Revenue Bonds, Series 1996Z, 6.250%, 7/01/15 - MBIA Insured

       4,000 Puerto Rico Highway and Transportation Authority,               No Opt. Call       AAA        4,692,680
              Transportation Revenue Bonds, Series 1998A,
              5.500%, 7/01/14 - AMBAC Insured

       3,250 Puerto Rico Highway and Transportation Authority,               No Opt. Call       AAA        3,789,273
              Subordinate Lien Transportation Revenue Bonds,
              Series 2003, 5.500%, 7/01/13 - FGIC Insured

      10,000 Puerto Rico Public Buildings Authority, Guaranteed              No Opt. Call       AAA       11,526,900
              Government Facilities Revenue Bonds, Series 2003H, 5.250%,
              7/01/14 - FGIC Insured

       3,000 Puerto Rico Public Buildings Authority, Guaranteed              No Opt. Call        A-        3,248,910
              Government Facilities Revenue Bonds, Series 2004J, 5.000%,
              7/01/28 (Mandatory put 7/01/12)

             Puerto Rico Electric Power Authority, Power Revenue Bonds,
             Series 2002II:
       4,200  5.375%, 7/01/19 - MBIA Insured                               7/12 at 101.00       AAA        4,687,200
       5,000  5.000%, 7/01/20 - MBIA Insured                               7/12 at 101.00       AAA        5,414,150

             Puerto Rico Housing Finance Authority, Capital Fund Program
             Revenue Bonds, Series 2003:
      12,610  5.000%, 12/01/11                                               No Opt. Call     AA***       13,982,472
       1,935  5.000%, 12/01/12                                               No Opt. Call     AA***        2,148,392
      11,695  5.000%, 12/01/17                                            12/13 at 100.00     AA***       12,657,148

      12,500 Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call      BBB+       14,042,375
              Appropriation Bonds, Series 2004A, 5.750%, 8/01/27
              (Optional put 2/01/12)
-----------------------------------------------------------------------------------------------------------------------
             Rhode Island - 0.1%

       2,895 Rhode Island Tobacco Settlement Financing Corporation,        6/12 at 100.00       BBB        2,750,366
              Tobacco Settlement Asset-Backed Bonds, Series 2002A,
              6.000%, 6/01/23
-----------------------------------------------------------------------------------------------------------------------
             South Carolina - 0.7%

             Charleston County Airport District, South Carolina, Airport
             System Revenue Bonds, Series 2004:
       1,410  4.000%, 7/01/08 - XLCA Insured                                 No Opt. Call       AAA        1,480,951
       1,535  5.000%, 7/01/10 - XLCA Insured                                 No Opt. Call       AAA        1,686,827
       1,620  5.000%, 7/01/11 - XLCA Insured                                 No Opt. Call       AAA        1,786,196

----
60

   Principal                                                                 Optional Call                     Market
Amount (000) Description                                                       Provisions* Ratings**            Value
------------------------------------------------------------------------------------------------------------------------
             South Carolina (continued)

 $     4,000 Greenville County School District, South Carolina,            12/12 at 101.00       AA- $      4,228,120
              Installment Purchase Revenue Bonds, Series 2002,
              5.500%, 12/01/28

       5,000 Lexington County Health Service District, South Carolina,     11/13 at 100.00         A        5,204,150
              Hospital Revenue Refunding and Improvement Bonds, Series
              2003, 5.500%, 11/01/32

       3,600 South Carolina Public Service Authority, Revenue Bonds,        1/10 at 101.00       AAA        4,059,828
              Santee Cooper Electric System, Series 1999A, 5.500%,
              1/01/11 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------
             South Dakota - 0.2%

       4,000 South Dakota Health and Educational Facilities Authority,     11/11 at 101.00        A+        4,175,080
              Revenue Bonds, Sioux Valley Hospitals and Health System,
              Series 2001E, 5.375%, 11/01/24
------------------------------------------------------------------------------------------------------------------------
             Tennessee - 1.7%

         500 Memphis-Shelby County Airport Authority, Tennessee, Special      No Opt. Call       BBB          549,065
              Facilities Revenue Refunding Bonds, FedEx Inc., Series
              1997, 5.350%, 9/01/12

      10,000 Memphis, Tennessee, General Improvement Bonds, Series 2000,    4/08 at 101.00        AA       10,883,200
              5.250%, 4/01/19

             Memphis, Tennessee, Subordinate Lien Electric System
             Revenue Bonds, Series 2003A:
       3,000  5.000%, 12/01/09 - MBIA Insured                                 No Opt. Call       AAA        3,311,100
      14,645  5.000%, 12/01/13 - MBIA Insured                                 No Opt. Call       AAA       16,320,388

       6,750 Metropolitan Government of Nashville and Davidson County,        No Opt. Call       BBB        6,833,228
              Tennessee, Exempt Facilities Revenue Bonds, Waste
              Management Inc., Series 2001, 3.750%, 8/01/31 (Alternative
              Minimum Tax) (Mandatory put 8/01/07)

       7,350 Shelby County Health, Education, and Housing Facilities          No Opt. Call       N/R        7,884,345
              Board, Tennessee, Revenue Bonds, Baptist Memorial
              Healthcare, Series 2004A, 5.000%, 9/01/20 (Mandatory put
              10/01/08)
------------------------------------------------------------------------------------------------------------------------
             Texas - 6.5%

       5,000 Austin, Texas, Airport System Prior Lien Revenue Bonds,       11/13 at 100.00       AAA        5,536,300
              Series 2003, 5.250%, 11/15/16 - MBIA Insured

       8,800 Austin, Texas, Electric Utility System Revenue Refunding       5/13 at 100.00       AAA        9,586,016
              Bonds, Series 2003, 5.250%, 11/15/20 - MBIA Insured

       2,000 Austin, Texas, Combined Utility System Revenue Refunding      11/06 at 100.00       AAA        2,135,140
              Bonds, Series 1996B, 5.700%, 11/15/21 - MBIA Insured

       6,585 Crowley Independent School District, Tarrant and Johnson       8/08 at 100.00       AAA        7,440,457
              Counties, Texas, General Obligation Bonds, Series 1997,
              6.500%, 8/01/23

       3,000 Goose Creek Consolidated Independent School District,            No Opt. Call       AAA        2,638,200
              Harris County, Texas, General Obligation Refunding Bonds,
              Series 1993, 0.000%, 2/15/09

      12,555 Harris County Health Facilities Development Corporation,       7/09 at 101.00       AAA       14,060,721
              Texas, Revenue Bonds, Christus Health, Series 1999A,
              5.625%, 7/01/12 - MBIA Insured

      20,000 Harris County, Texas, General Obligation Bonds, Subordinate      No Opt. Call       AAA       22,073,200
              Lien, Series 2004B, 5.000%, 8/15/32 (Optional put 8/15/12)
              - FSA Insured

       7,000 Harris County Health Facilities Development Corporation,       2/05 at 100.00       AAA        7,030,940
              Texas, Hospital Revenue Bonds, St. Luke's Episcopal
              Hospital, Series 1991A, 6.750%, 2/15/21

             Harris County Health Facilities Development Corporation,
             Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare
             System, Series 2004A:
       3,290  5.000%, 12/01/09                                                No Opt. Call         A        3,563,103
       1,475  5.250%, 12/01/10                                                No Opt. Call         A        1,617,264
       1,000  5.250%, 12/01/11                                                No Opt. Call         A        1,100,290
       1,150  5.250%, 12/01/12                                                No Opt. Call         A        1,263,137
       1,000  5.250%, 12/01/13                                                No Opt. Call         A        1,093,550

             Houston, Texas, First Lien Combined Utility System Revenue
             Bonds, Series 2004A:
       3,500  5.250%, 5/15/11 - MBIA Insured                                  No Opt. Call       AAA        3,943,905
       5,750  5.250%, 5/15/12 - MBIA Insured                                  No Opt. Call       AAA        6,509,747
       3,595  5.250%, 5/15/13 - MBIA Insured                                  No Opt. Call       AAA        4,077,413

             Houston, Texas, Junior Lien Water and Sewerage System
             Revenue Forward Refunding Bonds, Series 2002B:
       6,000  5.750%, 12/01/15 (Pre-refunded to 12/01/12) - AMBAC Insured  12/12 at 100.00       AAA        7,062,960
       5,385  5.750%, 12/01/16 (Pre-refunded to 12/01/12) - AMBAC Insured  12/12 at 100.00       AAA        6,339,007

----
61

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------
             Texas (continued)

             Houston, Texas, Junior Lien Water and Sewerage System
             Revenue Refunding Bonds, Series 2001A:
 $    10,000  5.500%, 12/01/14 - FSA Insured                              12/11 at 100.00       AAA $     11,401,900
       4,200  5.500%, 12/01/17 - FSA Insured                              12/11 at 100.00       AAA        4,731,594

       4,515 Lower Colorado River Authority, Texas, Contract Revenue       5/13 at 100.00       AAA        4,983,567
              Refunding Bonds, Transmission Services Corporation, Series
              2003C, 5.250%, 5/15/17 - AMBAC Insured

             North Harris County Regional Water Authority, Texas, Senior
             Water Revenue Bonds, Series 2003:
       2,855  5.250%, 12/15/14 - FGIC Insured                             12/13 at 100.00       AAA        3,229,262
       3,465  5.250%, 12/15/17 - FGIC Insured                             12/13 at 100.00       AAA        3,845,076

       3,135 Northside Independent School District, Bexar County, Texas,   2/12 at 100.00       AAA        3,468,313
              General Obligation Refunding Bonds, Series 2002A, 5.250%,
              2/15/18

             Sam Rayburn Municipal Power Agency, Texas, Power Supply
             System Revenue Refunding Bonds, Series 2002A:
       8,615  6.000%, 10/01/16                                            10/12 at 100.00      Baa2        9,470,814
       9,450  6.000%, 10/01/21                                            10/12 at 100.00      Baa2       10,186,344

         535 Texas Department of Housing and Community Affairs,              No Opt. Call       AAA          559,219
              Multifamily Housing Revenue Bonds, NHP Foundation - Asmara
              Project, Series 1996A, 5.800%, 1/01/06

      16,500 Texas Water Development Board, Senior Lien State Revolving    1/05 at 102.00       AAA       16,870,095
              Fund Revenue Bonds, Series 1993, 5.250%, 7/15/15

       1,100 Tomball Hospital Authority, Texas, Hospital Revenue Bonds,      No Opt. Call      Baa3        1,155,033
              Tomball Regional Hospital, Series 1999, 5.500%, 7/01/09
-----------------------------------------------------------------------------------------------------------------------
             Utah - 0.2%

       5,000 Intermountain Power Agency, Utah, Power Supply Revenue        7/07 at 102.00       AAA        5,526,750
              Refunding Bonds, Series 1997B, 5.750%, 7/01/19 - MBIA
              Insured

         245 Layton City, Utah, Industrial Development Revenue Bonds,     12/04 at 100.00       N/R          238,938
              CDI Ltd. Project, K-Mart Guaranteed, Series 1980, 8.750%,
              6/01/05
-----------------------------------------------------------------------------------------------------------------------
             Virgin Islands - 0.0%

       1,000 Virgin Islands Water and Power Authority, Electric System     7/08 at 101.00       N/R        1,068,750
              Revenue Refunding Bonds, Series 1998, 5.250%, 7/01/09
-----------------------------------------------------------------------------------------------------------------------
             Virginia - 0.8%

             Metropolitan Washington D.C. Airports Authority, Airport
             System Revenue Bonds, Series 2003B:
       2,685  5.250%, 10/01/14 - FGIC Insured                             10/13 at 100.00       AAA        3,024,384
       2,280  5.250%, 10/01/15 - FGIC Insured                             10/13 at 100.00       AAA        2,551,001

         500 Pocahontas Parkway Association, Virginia, Senior Lien           No Opt. Call        BB          505,130
              Revenue Bonds, Route 895 Connector Toll Road,
              Series 1998A, 5.250%, 8/15/07

         555 Prince William County Park Authority, Virginia, Park         10/09 at 101.00        A3          609,554
              Facilities Revenue Refunding and Improvement Bonds, Series
              1999, 5.375%, 10/15/11

      11,175 Virginia Housing Development Authority, Multifamily Housing  11/04 at 101.00       AA+       11,308,430
              Bonds, Series 1993C, 5.550%, 5/01/08

       4,000 Virginia Resources Authority, Clean Water State Revolving       No Opt. Call       AAA        4,590,160
              Fund Revenue Bonds, Series 2004, 5.250%, 10/01/13
-----------------------------------------------------------------------------------------------------------------------
             Washington - 5.4%

       3,065 Chelan County Public Utility District 1, Washington, Rocky    1/05 at 100.00        AA        3,070,732
              Reach Hydroelectric System Revenue Bonds, Series 1968,
              5.125%, 7/01/23

       2,000 Vancouver School District 37, Clark County, Washington,       6/11 at 100.00       Aaa        2,237,240
              General Obligation Bonds, Series 2001, 5.500%, 12/01/17 -
              FGIC Insured

       2,710 Douglas County Public Utility District 1, Washington,           No Opt. Call     AA***        2,737,507
              Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%,
              9/01/18

       5,000 Energy Northwest, Washington, Electric Revenue Refunding      7/11 at 101.00       AAA        5,693,550
              Bonds, Nuclear Project 1, Series 2001A, 5.500%, 7/01/12 -
              FSA Insured

----
62

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Washington (continued)

 $     5,000 Energy Northwest, Washington, Electric Revenue Refunding      7/12 at 100.00       AAA $      5,660,300
              Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 -
              MBIA Insured

       5,000 Energy Northwest, Washington, Electric Revenue Bonds,           No Opt. Call       AAA        5,622,400
              Columbia Generating Station, Series 2004A, 5.250%, 7/01/11
              - AMBAC Insured

       6,045 Seattle, Washington, Municipal Light and Power Revenue       11/13 at 100.00       AAA        6,730,140
              Bonds, Series 2003, 5.250%, 11/01/16 - FSA Insured

       6,085 Snohomish County School District 15, Washington, General        No Opt. Call       AAA        6,769,684
              Obligation Refunding Bonds, Edmonds School, Series 2003A,
              5.000%, 12/01/12 - FSA Insured

       3,345 Tacoma, Washington, Water Revenue Bonds, Series 2003,           No Opt. Call       AAA        3,733,890
              5.000%, 12/01/12 - FSA Insured

             Washington State Tobacco Settlement Authority, Tobacco
             Settlement Asset-Backed Revenue Bonds, Series 2002:
       5,000  5.250%, 6/01/09                                                No Opt. Call       BBB        5,055,350
       6,820  6.500%, 6/01/26                                              6/13 at 100.00       BBB        6,807,724

       4,725 Washington, General Obligation Refunding Bonds, Series        1/12 at 100.00       AAA        5,045,686
              R-2003A, 5.000%, 1/01/18 - MBIA Insured

       7,845 Washington, Various Purpose General Obligation Bonds,         7/10 at 100.00       AAA        8,772,514
              Series 2000A, 5.625%, 7/01/21 - FSA Insured

       2,205 Washington, General Obligation Bonds, Series 2003A, 5.000%,   7/13 at 100.00       AAA        2,421,884
              7/01/15 - FGIC Insured

      10,540 Washington State Public Power Supply System, Nuclear          7/07 at 102.00       AAA       11,449,180
              Project 1 Revenue Refunding Bonds, Series 1997B, 5.125%,
              7/01/14 - MBIA Insured

             Washington State Public Power Supply System, Nuclear
             Project 1 Revenue Refunding Bonds, Series 1993A:
       1,650  7.000%, 7/01/07                                                No Opt. Call       Aaa        1,852,769
      12,610  7.000%, 7/01/07                                                No Opt. Call       Aaa       14,215,757

       5,000 Washington State Public Power Supply System, Nuclear            No Opt. Call       Aaa        6,505,550
              Project 1 Revenue Refunding Bonds, Series 1989B, 7.125%,
              7/01/16

      20,000 Washington State Public Power Supply System, Nuclear            No Opt. Call       AAA       22,931,400
              Project 1 Revenue Bonds, Series 1993, 5.750%, 7/01/11 -
              FSA Insured

       7,805 Washington State Public Power Supply System, Nuclear            No Opt. Call       Aaa        9,240,261
              Project 1 Revenue Refunding Bonds, Series 1993B, 7.000%,
              7/01/09

      10,500 Washington State Public Power Supply System, Nuclear          7/06 at 102.00       AAA       11,315,322
              Project 1 Revenue Refunding Bonds, Series 1996A, 5.750%,
              7/01/11 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             Wisconsin - 4.2%

             Badger Tobacco Asset Securitization Corporation, Wisconsin,
             Tobacco Settlement Asset-Backed Bonds, Series 2002:
       3,000  5.000%, 6/01/08                                                No Opt. Call       BBB        3,033,720
       1,265  5.000%, 6/01/09                                                No Opt. Call       BBB        1,269,111

       3,265 Wisconsin Housing and Economic Development Authority,           No Opt. Call     AA***        3,659,706
              Insured Mortgage Revenue Refunding Bonds, Series 1977A,
              5.800%, 6/01/17

      10,000 Wisconsin Housing and Economic Development Authority, Home    9/08 at 101.50        AA       10,298,200
              Ownership Revenue Bonds, Series 1998B, 5.500%, 9/01/27
              (Alternative Minimum Tax)

       3,545 Wisconsin Housing and Economic Development Authority, Home    9/11 at 100.00        AA        3,733,381
              Ownership Revenue Bonds, Series 2002A, 5.300%, 9/01/18
              (Alternative Minimum Tax)

      30,325 Wisconsin Housing and Economic Development Authority,        12/04 at 101.00        AA       30,927,255
              Housing Revenue Bonds, Series 1993C, 5.800%, 11/01/13

       4,060 Wisconsin Health and Educational Facilities Authority,        4/05 at 102.00       AAA        4,153,664
              Revenue Bonds, Froedtert Memorial Lutheran Hospital Inc.,
              Series 1994, 5.875%, 10/01/13 - MBIA Insured

      31,000 Wisconsin Health and Educational Facilities Authority,        5/06 at 102.00       AAA       32,822,800
              Revenue Bonds, Aurora Medical Group Inc., Series 1996,
              5.750%, 11/15/25 - FSA Insured

         750 Wisconsin Health and Educational Facilities Authority,       10/07 at 101.00       BBB          784,763
              Revenue Bonds, Carroll College, Series 1998,
              5.000%, 10/01/09

----
63

Portfolio of Investments (Unaudited)
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Wisconsin (continued)

 $     6,920 Wisconsin Health and Educational Facilities Authority,          No Opt. Call       AAA $      8,212,172
              Revenue Bonds, Meriter Hospital Inc., Series 1992A,
              6.000%, 12/01/22 - FGIC Insured

       4,552 Wisconsin Health and Educational Facilities Authority,          No Opt. Call       AAA        5,214,680
              Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003,
              5.625%, 2/15/13 - AMBAC Insured

       9,615 Wisconsin Health and Educational Facilities Authority,       12/07 at 100.00       Aaa       10,150,841
              Revenue Bonds, Hospital Sisters Services Inc.,
              Series 2003B, 4.500%, 12/01/23 (Mandatory put 11/30/07) -
              FSA Insured
--------------------------------------------------------------------------------------------------------------------
 $ 2,498,602 Total Long-Term Investments (cost $2,567,050,792) - 98.9%                                 2,687,460,022
--------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.6%

       3,000 Burke County Development Authority, Georgia, Variable Rate                        A-1+        3,000,000
              Pollution Control Revenue Bonds, Oglethorpe Power
              Corporation - Vogtle Plant, Variable Rate Demand
              Obligations, Series 2000, 1.740%, 1/01/21 - AMBAC Insured +

       7,185 Burke County Development Authority, Georgia, Variable Rate                        A-1+        7,185,000
              Pollution Control Revenue Bonds, Oglethorpe Power
              Corporation - Vogtle Plant, Series 2001, 1.740%, 1/01/22 -
              AMBAC Insured +

       1,815 Idaho Health Facilities Authority, Revenue Bonds, St.                             A-1+        1,815,000
              Luke's Regional Medical Center, Variable Rate Demand
              Obligations, Series 2000, 1.690%, 7/01/30 - FSA Insured +

       3,000 Jacksonville Health Facilities Authority, Florida, Revenue                        A-1+        3,000,000
              Bonds, Baptist Medical Center, Variable Rate Demand
              Obligations, Series 2003A, 1.740%, 8/15/33 +
--------------------------------------------------------------------------------------------------------------------
 $    15,000 Total Short-Term Investments (cost $15,000,000)                                              15,000,000
--------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $2,582,050,792) - 99.5%                                           2,702,460,022
             -------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.5%                                                         13,566,927
             -------------------------------------------------------------------------------------------------------
             Net assets - 100%                                                                      $  2,716,026,949
             -------------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (DD)Security purchased on a delayed delivery basis.
          (WI)Security purchased on a when-issued basis.
           # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.

----
64

Portfolio of Investments (Unaudited)
NUVEEN LIMITED TERM MUNICIPAL BOND FUND
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Alabama - 2.4%

   $   3,815 Alabama 21st Century Authority, Tobacco Settlement Revenue   12/11 at 101.00        A- $      3,936,622
              Bonds, Series 2001, 5.500%, 12/01/12

       4,100 Colbert County-Northwest Health Care Authority, Alabama,        No Opt. Call      Baa3        4,281,015
              Revenue Bonds, Helen Keller Hospital, Series 2003, 5.000%,
              6/01/09

       5,280 Cullman Medical Park South, Alabama, Revenue Refunding        2/05 at 100.00      Baa2        5,298,850
              Bonds, Cullman Regional Medical Center, Series 1993A,
              6.500%, 2/15/13

       1,250 Huntsville, Alabama, General Obligation School Refunding        No Opt. Call        AA        1,417,325
              Warrants, Series 2002F, 5.500%, 8/01/10

       5,000 Jefferson County, Alabama, Sewer Revenue Capital              2/09 at 101.00       AAA        5,684,950
              Improvement Warrants, Series 1999A, 5.750%, 2/01/38
              (Pre-refunded to 2/01/09) - FGIC Insured
--------------------------------------------------------------------------------------------------------------------
             Arizona - 1.5%

       2,380 Arizona Educational Loan Marketing Corporation, Senior Lien     No Opt. Call       AAA        2,439,333
              Educational Loan Revenue Bonds, Series 2003A-3, 3.700%,
              3/01/09 (Alternative Minimum Tax)

       5,000 Arizona State University, Certificates of Participation,        No Opt. Call       AAA        5,507,200
              Series 2004, 5.000%, 7/01/09 - MBIA Insured

             Glendale Industrial Development Authority, Arizona, Revenue
             Bonds, Midwestern University, Series 2004:
       1,025  5.125%, 5/15/09                                                No Opt. Call        A-        1,112,340
         695  5.250%, 5/15/11                                                No Opt. Call        A-          760,684
       1,000  5.250%, 5/15/12                                                No Opt. Call        A-        1,096,240

       2,000 Yavapai County Industrial Development Authority, Arizona,       No Opt. Call       BBB        2,064,660
              Solid Waste Disposal Revenue Bonds, Waste Management Inc.
              Project, Series 2003B, 4.450%, 3/01/28 (Alternative
              Minimum Tax) (Mandatory put 3/01/08)
--------------------------------------------------------------------------------------------------------------------
             Arkansas - 1.0%

         645 Arkansas Development Finance Authority, FHA-Insured or VA     2/05 at 100.00        AA          646,967
              Guaranteed Mortgage Loans, Single Family Mortgage Revenue
              Refunding Bonds, Series 1991A, 8.000%, 8/15/11

       2,000 Little Rock, Arkansas, General Obligation Bonds, Series         No Opt. Call       AAA        2,110,660
              2004, 4.000%, 4/01/09 - FSA Insured

             Sebastian County Health Facilities Board, Arkansas,
             Hospital Revenue Improvement Bonds, Sparks Regional Medical
             Center, Series 2001A:
       1,620  5.500%, 11/01/11                                               No Opt. Call      Baa1        1,762,236
       3,415  5.500%, 11/01/12                                            11/11 at 101.00      Baa1        3,715,554
--------------------------------------------------------------------------------------------------------------------
             California - 9.9%

      11,750 California Higher Education Loan Authority, Subordinate         No Opt. Call        A2       11,996,515
              Student Loan Revenue Refunding Bonds, Series 1994D,
              6.500%, 6/01/05 (Alternative Minimum Tax)

      10,000 California, Various Purpose General Obligation Bonds,           No Opt. Call       AAA       11,777,400
              Series 1992, 6.250%, 9/01/12 - MBIA Insured

       5,000 California, General Obligation Bonds, Series 2004, 5.000%,      No Opt. Call         A        5,490,300
              4/01/10

             California Department of Water Resources, Power Supply
             Revenue Bonds, Series 2002A:
       5,000  5.500%, 5/01/07                                                No Opt. Call        A2        5,395,250
       3,000  5.500%, 5/01/08                                                No Opt. Call        A2        3,299,430

      10,000 California, Economic Recovery Revenue Bonds, Series 2004A,      No Opt. Call       AA-       10,928,600
              5.000%, 7/01/08

       7,750 California Statewide Community Development Authority,         7/08 at 101.00       BBB        8,226,238
              Revenue Refunding Bonds, Irvine Apartment Communities
              Development, Series 1998A, 4.900%, 5/15/25 (Mandatory put
              5/15/08)

       5,000 California Statewide Community Development Authority,           No Opt. Call      BBB+        5,319,150
              Multifamily Housing Refunding Bonds, Archstone Communities
              Trust, Archstone Oakridge Apartments, Series 1999E,
              5.300%, 6/01/29 (Mandatory put 6/01/08)

      15,000 California Statewide Community Development Authority,           No Opt. Call         A       14,932,800
              Revenue Bonds, Kaiser Permanente System, Series 2004H,
              2.625%, 4/01/34 (Mandatory put 5/01/08)

         460 Long Beach, California, Revenue Bonds, Aquarium of the          No Opt. Call       AAA          472,369
              Pacific Project, Series 1995A, 5.750%, 7/01/05

       6,340 San Bernardino County Transportation Authority, California,   3/05 at 100.00       AAA        7,072,714
              Limited Sales Tax Revenue Bonds, Series 1992A, 6.000%,
              3/01/10 - FGIC Insured

         650 Taft Public Financing Authority, California, Lease Revenue      No Opt. Call        A-          662,942
              Bonds, Community Correctional Facility Acquisition, Series
              1997A, 5.500%, 1/01/06

----
65

Portfolio of Investments (Unaudited)
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Colorado - 2.9%

   $   9,000 Arapahoe County Capital Improvement Trust Fund, Colorado,      8/05 at 95.92       AAA $      8,505,270
              Senior Revenue Bonds, Highway E-470, Series 1986C, 0.000%,
              8/31/06 (Pre-refunded to 8/31/05)

       5,000 Central Platte Valley Metropolitan District, Colorado,          No Opt. Call      A-1+        5,351,750
              General Obligation Refunding Bonds, Series 2001A, 5.000%,
              12/01/31 (Mandatory put 12/01/09)

         470 Colorado Health Facilities Authority, Revenue Bonds,            No Opt. Call      BBB+          471,325
              Covenant Retirement Communities Inc., Series 1995, 5.650%,
              12/01/04

             Colorado Health Facilities Authority, Revenue Bonds,
             Parkview Medical Center, Inc. Project, Series 2001:
         660  5.300%, 9/01/07                                                No Opt. Call      Baa1          698,676
         690  5.400%, 9/01/08                                                No Opt. Call      Baa1          740,322
         830  5.500%, 9/01/09                                                No Opt. Call      Baa1          902,567

       2,975 Denver City and County, Colorado, Airport System Revenue        No Opt. Call       AAA        2,980,087
              Bonds, Series 1996B, 5.750%, 11/15/04 (Alternative Minimum
              Tax) - MBIA Insured

       5,000 Denver City and County, Colorado, Airport System Revenue     11/06 at 101.00       AAA        5,326,000
              Bonds, Series 1996C, 5.375%, 11/15/07 (Alternative Minimum
              Tax) - MBIA Insured

         335 Eagle County Air Terminal Corporation, Colorado, Airport        No Opt. Call       N/R          336,631
              Terminal Revenue Bonds, Series 1996, 6.750%, 5/01/06
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Connecticut - 0.6%

         535 Connecticut Health and Educational Facilities Authority,        No Opt. Call       Ba1          537,745
              Revenue Bonds, Hospital for Special Care, Series 1997B,
              5.125%, 7/01/07

             Connecticut Development Authority, First Mortgage Gross
             Revenue Refunding Healthcare Bonds, Church Homes Inc. -
             Congregational Avery Heights, Series 1997:
         900  5.200%, 4/01/05                                                No Opt. Call      BBB-          903,645
         935  5.300%, 4/01/06                                                No Opt. Call      BBB-          946,042

       3,000 Stamford Housing Authority, Connecticut, Multifamily            No Opt. Call      BBB+        3,086,850
              Housing Revenue Bonds, Fairfield Apartments, Series 1998,
              4.750%, 12/01/28 (Alternative Minimum Tax) (Mandatory put
              12/01/08)
--------------------------------------------------------------------------------------------------------------------
             Delaware - 1.2%

             Delaware River and Bay Authority, Delaware and New Jersey,
             Revenue Bonds, Series 2004:
       1,150  5.000%, 1/01/08 - AMBAC Insured                                No Opt. Call       AAA        1,247,186
       1,250  5.000%, 1/01/09 - AMBAC Insured                                No Opt. Call       AAA        1,371,738
       1,000  5.000%, 1/01/10 - AMBAC Insured                                No Opt. Call       AAA        1,102,930

       2,000 Delaware Economic Development Authority, Pollution Control      No Opt. Call      Baa1        2,128,440
              Revenue Refunding Bonds, Delmarva Power and Light Company,
              Series 2000C, 5.500%, 7/01/25 (Mandatory put 7/01/10)

       2,155 Delaware Economic Development Authority, Pollution Control      No Opt. Call      Baa1        2,293,459
              Revenue Refunding Bonds, Delmarva Power and Light Company,
              Series 2000D, 5.650%, 7/01/28 (Alternative Minimum Tax)
              (Mandatory put 7/01/10)

             Delaware Health Facilities Authority, Revenue Bonds, Beebe
             Medical Center, Series 2004A:
         580  5.250%, 6/01/09                                                No Opt. Call      Baa1          627,316
       1,215  5.250%, 6/01/10                                                No Opt. Call      Baa1        1,317,425
--------------------------------------------------------------------------------------------------------------------
             Florida - 5.8%

       1,860 FSU Financial Assistance Inc., Florida, General Revenue         No Opt. Call       AAA        2,055,449
              Bonds, Educational and Athletic Facilities Improvements,
              Series 2004, 5.000%, 10/01/09 - AMBAC Insured

       8,000 Florida Department of Environmental Protection,                 No Opt. Call       AAA        9,560,400
              Preservation 2000 Revenue Bonds, Series 1998A, 6.000%,
              7/01/13 - FSA Insured

       5,000 Hillsborough County Aviation Authority, Florida, Revenue        No Opt. Call       AAA        5,502,700
              Bonds, Tampa International Airport, Series 2003A, 5.250%,
              10/01/09 (Alternative Minimum Tax) - MBIA Insured

       2,700 Hillsborough County Industrial Development Authority,        10/12 at 100.00      Baa2        2,810,511
              Florida, Pollution Control Revenue Bonds, Tampa Electric
              Company Project, Series 2002, 5.100%, 10/01/13

       1,650 Hillsborough County Industrial Development Authority,           No Opt. Call      Baa1        1,763,421
              Florida, Hospital Revenue Refunding Bonds, Tampa General
              Hospital, Series 2003A, 5.000%, 10/01/13

----
66

   Principal                                                               Optional Call                     Market
Amount (000) Description                                                     Provisions* Ratings**            Value
-------------------------------------------------------------------------------------------------------------------
             Florida (continued)

             Kissimmee Utility Authority, Florida, Electric System
             Revenue Refunding Bonds, Series 2003:
   $   1,750  5.000%, 10/01/07 - FSA Insured                                No Opt. Call       Aaa $      1,891,785
       3,635  5.000%, 10/01/08 - FSA Insured                                No Opt. Call       Aaa        3,987,413

       4,105 Leesburg, Florida, Hospital Revenue Refunding Bonds,         7/06 at 102.00         A        4,333,854
              Leesburg Regional Medical Center Project, Series 1996A,
              5.600%, 7/01/08

       3,860 Leesburg, Florida, Hospital Revenue Refunding Bonds,           No Opt. Call         A        4,066,549
              Leesburg Regional Medical Center Project, Series 2003,
              5.000%, 7/01/11

       8,000 Orlando Utilities Commission, Florida, Water and Electric      No Opt. Call       Aa1        8,906,240
              Revenue Bonds, Series 2004, 5.250%, 7/01/09

       4,940 Polk County Housing Finance Authority, Florida, FNMA         7/05 at 101.00       AAA        5,085,137
              Collateralized Multifamily Housing Revenue Bonds, Winter
              Oaks Apartments, Series 1997A, 5.250%, 7/01/22 (Mandatory
              put 7/01/07)
-------------------------------------------------------------------------------------------------------------------
             Georgia - 1.3%

       7,745 Atlanta, Georgia, Water and Wastewater Revenue Bonds,          No Opt. Call       AAA        8,573,018
              Series 2004, 5.000%, 11/01/09 - FSA Insured

       2,390 Fulton-DeKalb Hospital Authority, Georgia, Revenue             No Opt. Call       AAA        2,539,232
              Refunding Certificates, Series 2003, 5.000%, 1/01/07 - FSA
              Insured
-------------------------------------------------------------------------------------------------------------------
             Illinois - 3.9%

         350 Channahon, Illinois, Revenue Refunding Bonds, Morris           No Opt. Call      BBB+          350,693
              Hospital, Series 1999, 5.000%, 12/01/04

       4,275 Chicago Housing Authority, Illinois, Revenue Bonds, Capital    No Opt. Call     AA***        4,610,972
              Fund Program, Series 2001, 5.000%, 7/01/08

       5,000 Chicago, Illinois, Special Facility Revenue Bonds, O'Hare      No Opt. Call       N/R        1,800,000
              International Airport, United Air Lines Inc. Project,
              Series 2001A, 5.800%, 11/01/35 (Alternative Minimum Tax)
              (Mandatory put 5/01/07) #

             Chicago Public Building Commission, Illinois, General
             Obligation Lease Bonds, Chicago Transit Authority, Series
             2003:
       1,000  5.000%, 3/01/07 - AMBAC Insured                               No Opt. Call       AAA        1,065,560
       2,000  5.000%, 3/01/08 - AMBAC Insured                               No Opt. Call       AAA        2,167,980

             Illinois Development Finance Authority, Revenue Refunding
             Bonds, East St. Louis Project, Series 2003:
       1,135  5.000%, 11/15/11 - XLCA Insured                               No Opt. Call       AAA        1,256,740
       1,030  5.000%, 11/15/12 - XLCA Insured                               No Opt. Call       AAA        1,141,909

       7,500 Illinois Educational Facilities Authority, Revenue Bonds,      No Opt. Call       Aa1        7,646,250
              University of Chicago, Series 2004B, 3.100%, 7/01/25
              (Mandatory put 7/01/07)

             Illinois Finance Authority, Revenue Bonds, OSF Healthcare
             System, Series 2004:
       1,785  5.250%, 11/15/09                                              No Opt. Call         A        1,957,235
       2,540  5.250%, 11/15/10                                              No Opt. Call         A        2,791,257

       1,500 Illinois Health Facilities Authority, Revenue Bonds, Sarah     No Opt. Call         A        1,560,420
              Bush Lincoln Health Center, Series 1996B, 5.500%, 2/15/06

       2,000 Illinois Health Facilities Authority, Revenue Bonds, Loyola    No Opt. Call      Baa1        2,188,980
              University Health System, Series 2001A, 5.750%, 7/01/11

       1,350 Illinois, General Obligation Bonds, Illinois FIRST Program,    No Opt. Call        AA        1,455,800
              Series 2002, 5.000%, 10/01/07

       3,000 Illinois, Sales Tax Revenue Bonds, First Series 2002,          No Opt. Call       AAA        3,266,850
              5.000%, 6/15/08
-------------------------------------------------------------------------------------------------------------------
             Indiana - 0.8%

             Goshen, Indiana, Revenue Refunding Bonds, Greencroft
             Obligation Group, Series 1998:
         715  5.150%, 8/15/05                                               No Opt. Call       N/R          719,576
         790  5.250%, 8/15/07                                               No Opt. Call       N/R          801,692
         680  5.300%, 8/15/08                                               No Opt. Call       N/R          691,662
         775  5.350%, 8/15/09                                             8/08 at 101.00       N/R          784,037

       4,150 Rockport, Indiana, Pollution Control Revenue Refunding         No Opt. Call       BBB        4,289,565
              Bonds, Indiana and Michigan Power Company, Series 2002A,
              4.900%, 6/01/25 (Mandatory put 6/01/07)
-------------------------------------------------------------------------------------------------------------------
             Iowa - 0.3%

       2,200 Council Bluffs, Iowa, Industrial Revenue Bonds, Cargill        No Opt. Call        A+        2,178,264
              Inc., Series 2004, 2.250%, 3/01/07

----
67

Portfolio of Investments (Unaudited)
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Kansas - 0.9%

   $   5,000 Burlington, Kansas, Environmental Improvement Revenue           No Opt. Call        A3 $      5,241,950
              Bonds, Kansas City Power and Light Company Project, Series
              1998A, 4.750%, 9/01/15 (Mandatory put 10/01/07)

       2,000 Burlington, Kansas, Environmental Improvement Revenue           No Opt. Call        A3        2,096,780
              Refunding Bonds, Kansas City Power and Light Company,
              Series 1998B, 4.750%, 9/01/15 (Mandatory put 10/01/07)
--------------------------------------------------------------------------------------------------------------------
             Kentucky - 2.9%

       8,500 Ashland, Kentucky, Pollution Control Revenue Refunding          No Opt. Call      Baa2        9,207,710
              Bonds, Ashland Oil Inc. Project, Series 1999, 5.700%,
              11/01/09

       2,170 Christian County, Kentucky, Hospital Revenue Refunding          No Opt. Call        A-        2,268,778
              Bonds, Jennie Stuart Medical Center, Series 1997A, 5.500%,
              7/01/06

       5,285 Kenton County Airport Board, Kentucky, Airport Revenue          No Opt. Call       AAA        5,849,544
              Refunding Bonds, Cincinnati/Northern Kentucky
              International Airport, Series 2002A, 5.625%, 3/01/09
              (Alternative Minimum Tax) - MBIA Insured

             Kentucky Economic Development Finance Authority, Hospital
             System Revenue Refunding and Improvement Bonds, Appalachian
             Regional Healthcare Inc. Project, Series 1997:
       2,670  5.300%, 10/01/05                                               No Opt. Call       BB-        2,687,996
       1,315  5.400%, 10/01/06                                               No Opt. Call       BB-        1,331,411

       2,305 Louisville and Jefferson County Regional Airport Authority,     No Opt. Call       AAA        2,582,245
              Kentucky, Airport System Revenue Bonds, Series 2003C,
              5.500%, 7/01/12 (Alternative Minimum Tax) - FSA Insured

       1,430 Louisville and Jefferson County Regional Airport Authority,     No Opt. Call      Baa3        1,389,488
              Kentucky, Special Facilities Revenue Bonds, Airis
              Louisville LLC Project, Series 1999A, 5.000%, 3/01/09
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Louisiana - 0.6%

       4,950 St. Charles Parish, Louisiana, Pollution Control Revenue        No Opt. Call      Baa2        5,009,252
              Refunding Bonds, Entergy Louisiana Inc., Series 1999A,
              4.900%, 6/01/30 (Mandatory put 6/01/05)
--------------------------------------------------------------------------------------------------------------------
             Maine - 0.1%

         845 Maine Educational Loan Marketing Corporation, Student Loan   11/04 at 100.00        A2          847,391
              Revenue Refunding Bonds, Subordinate Series 1992A-2,
              6.600%, 5/01/05 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Maryland - 0.6%

       1,000 Maryland Energy Financing Administration, Solid Waste           No Opt. Call        A-        1,034,840
              Disposal Revenue Bonds, Baltimore Wheelabrator Water
              Projects LLC, Series 1996, 5.850%, 12/01/05 (Alternative
              Minimum Tax)

             Maryland Health and Higher Educational Facilities
             Authority, Revenue Bonds, Medstar Health, Series 2004:
         515  5.000%, 8/15/09                                                No Opt. Call       BBB          552,677
       1,755  5.000%, 8/15/10                                                No Opt. Call       BBB        1,883,238

       1,220 Maryland Health and Higher Educational Facilities               No Opt. Call         A        1,330,874
              Authority, Revenue Bonds, LifeBridge Health System, Series
              2004A, 5.000%, 7/01/09
--------------------------------------------------------------------------------------------------------------------
             Massachusetts - 5.4%

             Massachusetts Educational Finance Authority, Educational
             Loan Revenue Bonds, Issue E, Series 1997B:
         945  5.250%, 7/01/06 (Alternative Minimum Tax) - AMBAC Insured      No Opt. Call       AAA          965,450
       1,330  5.350%, 7/01/07 (Alternative Minimum Tax) - AMBAC Insured    7/06 at 102.00       AAA        1,360,058

       9,250 Massachusetts, General Obligation Refunding Bonds,              No Opt. Call       Aa2       10,431,780
              Consolidated Loan, Series 2001C, 5.500%,12/01/09

       8,015 Massachusetts, General Obligation Bonds, Consolidated Loan,     No Opt. Call       Aa2        8,791,173
              Series 2002E, 5.500%, 1/01/08

             Massachusetts Development Finance Agency, Resource Recovery
             Revenue Bonds, SEMass System, Series 2001A:
       5,000  5.500%, 1/01/10 - MBIA Insured                                 No Opt. Call       AAA        5,585,650
       5,000  5.625%, 1/01/12 - MBIA Insured                                 No Opt. Call       AAA        5,707,650

         700 Massachusetts Health and Educational Facilities Authority,      No Opt. Call       AA-          765,051
              Revenue Bonds, Partners HealthCare System Inc., Series
              1999B, 5.000%, 7/01/09

----
68

   Principal                                                               Optional Call                     Market
Amount (000) Description                                                     Provisions* Ratings**            Value
----------------------------------------------------------------------------------------------------------------------
             Massachusetts (continued)

             Massachusetts Health and Educational Facilities Authority,
             Revenue Bonds, Berkshire Health System, Series 2001E:
   $   1,270  5.250%, 10/01/09 - RAAI Insured                               No Opt. Call        AA $      1,396,771
         545  5.250%, 10/01/10 - RAAI Insured                               No Opt. Call        AA          602,040
       1,625  5.000%, 10/01/11 - RAAI Insured                               No Opt. Call        AA        1,776,271

             Massachusetts Industrial Finance Agency, Resource Recovery
             Remarketed Revenue Refunding Bonds, Ogden Haverhill
             Project, Series 1992A:
       2,000  4.850%, 12/01/05                                              No Opt. Call       BBB        2,022,980
       2,970  4.950%, 12/01/06                                              No Opt. Call       BBB        3,028,301

             Massachusetts Industrial Finance Agency, Resource Recovery
             Revenue Refunding Bonds, Ogden Haverhill Project, Series
             1998A:
       1,745  5.150%, 12/01/07 (Alternative Minimum Tax)                    No Opt. Call       BBB        1,799,636
       2,500  5.200%, 12/01/08 (Alternative Minimum Tax)                    No Opt. Call       BBB        2,558,975
----------------------------------------------------------------------------------------------------------------------
             Michigan - 1.3%

       2,005 Eastern Michigan University, General Revenue Refunding         No Opt. Call       AAA        2,191,686
              Bonds, Series 2002A, 5.800%, 6/01/07 - FGIC Insured

       2,000 Kent Hospital Finance Authority, Michigan, Revenue Bonds,    7/11 at 101.00        AA        2,243,520
              Spectrum Health, Series 2001A, 5.500%, 1/15/12

       1,412 Michigan State Hospital Finance Authority, Collateralized      No Opt. Call      Baa2        1,422,732
              Loan, Detroit Medical Center, Series 2001, 7.360%, 4/01/07

             Michigan State Hospital Finance Authority, Hospital Revenue
             Refunding Bonds, Henry Ford Health System, Series 2003A:
       2,000  5.000%, 3/01/09                                               No Opt. Call        A1        2,150,480
       3,000  5.500%, 3/01/13                                               No Opt. Call        A1        3,339,180
----------------------------------------------------------------------------------------------------------------------
             Minnesota - 0.7%

             University of Minnesota, Intermediate Term Financing
             Revenue Bonds, Series 2004A:
       1,550  5.000%, 7/01/08                                               No Opt. Call        AA        1,693,375
       3,725  5.000%, 7/01/09                                               No Opt. Call        AA        4,113,220
----------------------------------------------------------------------------------------------------------------------
             Mississippi - 0.9%

       5,000 Mississippi Higher Education Assistance Corporation,           No Opt. Call        A2        5,383,000
              Student Loan Revenue Bonds, Series 2000B-3, 5.450%,
              3/01/10 (Alternative Minimum Tax)

       2,660 Mississippi Hospital Equipment and Facilities Authority,       No Opt. Call      BBB+        2,775,604
              Revenue Refunding Bonds, Southwest Regional Medical
              Center, Series 2003, 5.000%, 4/01/13
----------------------------------------------------------------------------------------------------------------------
             Missouri - 0.4%

             Missouri Health and Educational Facilities Authority,
             Revenue Bonds, Lutheran Senior Services, Series 1997:
         600  5.300%, 2/01/05                                               No Opt. Call       N/R          603,936
         600  5.400%, 2/01/06                                               No Opt. Call       N/R          618,600
         700  5.500%, 2/01/07                                               No Opt. Call       N/R          737,247

       1,000 St. Louis, Missouri, Airport Revenue Bonds, Capital            No Opt. Call       AAA        1,132,770
              Improvement Program, Lambert-St. Louis International
              Airport, Series 1997B, 6.000%, 7/01/10 (Alternative
              Minimum Tax) - FGIC Insured
----------------------------------------------------------------------------------------------------------------------
             Montana - 0.4%

       3,000 Forsyth, Rosebud County, Montana, Pollution Control Revenue    No Opt. Call      BBB+        3,187,740
              Refunding Bonds, Portland General Electric Company, Series
              1998A, 5.200%, 5/01/33 (Mandatory put 5/01/09)
----------------------------------------------------------------------------------------------------------------------
             Nebraska - 0.7%

             Douglas County Hospital Authority 2, Nebraska, Health
             Facilities Revenue Bonds, Nebraska Medical Center, Series
             2003:
       1,330  5.000%, 11/15/07                                              No Opt. Call        A2        1,422,355
       1,725  5.000%, 11/15/08                                              No Opt. Call        A2        1,861,258
       2,540  5.000%, 11/15/09                                              No Opt. Call        A2        2,761,869

----
69

Portfolio of Investments (Unaudited)
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Nevada - 0.8%

             Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe
             Hospital, Series 2002:
   $     455  5.250%, 9/01/06                                                No Opt. Call      BBB+ $        474,893
         670  5.500%, 9/01/07                                                No Opt. Call      BBB+          714,568
         610  5.500%, 9/01/08                                                No Opt. Call      BBB+          656,665
         685  5.500%, 9/01/09                                                No Opt. Call      BBB+          744,890
         535  5.750%, 9/01/10                                                No Opt. Call      BBB+          589,875
         970  6.000%, 9/01/13                                              9/12 at 101.00      BBB+        1,087,147

       2,000 Las Vegas Convention and Visitors Authority, Nevada,            No Opt. Call       AAA        2,242,780
              Revenue Bonds, Series 1999, 5.500%, 7/01/09 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             New Jersey - 3.0%

             New Jersey Higher Education Assistance Authority, Student
             Loan Revenue Bonds, Series 2000A:
       3,635  5.750%, 6/01/09 (Alternative Minimum Tax) - MBIA Insured       No Opt. Call       AAA        3,700,357
       3,255  5.800%, 6/01/10 (Alternative Minimum Tax) - MBIA Insured       No Opt. Call       AAA        3,315,185
       3,590  5.900%, 6/01/11 (Alternative Minimum Tax) - MBIA Insured     6/10 at 101.00       AAA        3,658,928

       7,000 New Jersey Economic Development Authority, Cigarette Tax        No Opt. Call       BBB        7,527,520
              Revenue Bonds, Series 2004, 5.000%, 6/15/08 - AMBAC Insured

       1,000 New Jersey Highway Authority, Senior Revenue Refunding          No Opt. Call       AAA        1,063,320
              Bonds, Series 2001, 5.000%, 1/01/07 - FGIC Insured

       3,490 New Jersey Transportation Trust Fund Authority,                 No Opt. Call        A+        3,829,577
              Transportation System Bonds, Series 2003C, 5.000%, 6/15/09

       2,625 North Hudson Sewer Authority, New Jersey, Sewer Revenue         No Opt. Call       Aaa        2,935,065
              Refunding Bonds, Series 2002A, 5.000%, 8/01/12 - FGIC
              Insured
--------------------------------------------------------------------------------------------------------------------
             New Mexico - 1.3%

       2,055 New Mexico Mortgage Finance Authority, FNMA Multifamily         No Opt. Call       Aaa        2,202,775
              Housing Revenue Refunding Bonds, Hunter's Ridge
              Apartments, Series 2001A, 5.000%, 7/01/31 (Mandatory put
              7/01/11)

       2,000 New Mexico Mortgage Finance Authority, FNMA Multifamily         No Opt. Call       Aaa        2,143,820
              Housing Revenue Refunding Bonds, Sombra del Oso
              Apartments, Series 2001B, 5.000%, 7/01/31 (Mandatory put
              7/01/11)

             New Mexico Hospital Equipment Loan Council, Hospital
             Revenue Bonds, Presbyterian Healthcare Services, Series
             2001A:
       2,710  4.800%, 8/01/10                                                No Opt. Call       Aa3        2,909,185
       3,505  4.900%, 8/01/11                                                No Opt. Call       Aa3        3,780,283
--------------------------------------------------------------------------------------------------------------------
             New York - 11.7%

             Albany Housing Authority, Albany, New York, Limited
             Obligation Bonds, Series 1995:
       1,000  5.600%, 10/01/05                                               No Opt. Call        A3        1,029,800
         500  5.700%, 10/01/06                                            10/05 at 102.00        A3          524,395
         700  5.850%, 10/01/07                                            10/05 at 102.00        A3          733,607

         750 Jamestown, Chautauqua County, New York, Public Improvement      No Opt. Call      Baa3          763,748
              Serial Bonds, Series 1991A, 7.000%, 3/15/05

       5,525 Long Island Power Authority, New York, Electric System          No Opt. Call       AAA        6,436,183
              General Revenue Bonds, Series 1998A, 5.500%, 12/01/12 -
              FSA Insured

         500 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call         A          522,640
              Series 1996G, 5.750%, 2/01/06

       2,800 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call         A        2,966,012
              Series 1996I, 6.500%, 3/15/06

       5,295 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call         A        5,774,780
              Series 1998D, 5.750%, 8/01/07

             New York City, New York, General Obligation Bonds, Fiscal
             Series 2003A:
       2,880  5.500%, 8/01/10                                                No Opt. Call         A        3,237,610
       2,000  5.000%, 8/01/10                                                No Opt. Call         A        2,198,260

             New York City, New York, General Obligation Bonds, Fiscal
             Series 2003B:
       1,725  5.000%, 8/01/07                                                No Opt. Call         A        1,848,890
       5,000  5.500%, 8/01/12                                                No Opt. Call         A        5,676,700

         630 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call         A          640,685
              Series 1997I, 5.625%, 4/15/05

----
70

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------
             New York (continued)

   $     435 Dormitory Authority of the State of New York, Revenue         7/06 at 102.00       Ba3 $        435,709
              Bonds, Nyack Hospital, Series 1996, 6.000%, 7/01/06

             Dormitory Authority of the State of New York, Revenue
             Bonds, Winthrop-South Nassau University Hospital
             Association, Series 2003A:
         985  5.500%, 7/01/12                                                No Opt. Call      Baa1        1,089,262
       1,040  5.500%, 7/01/13                                                No Opt. Call      Baa1        1,148,493

             Dormitory Authority of the State of New York, Revenue
             Bonds, State University Educational Facilities, Series
             1990B:
       1,990  7.500%, 5/15/11                                                No Opt. Call    AA-***        2,417,412
       4,800  7.500%, 5/15/11                                                No Opt. Call       AA-        5,629,440

       2,660 New York State Housing Finance Agency, Service Contract         No Opt. Call       AA-        2,801,884
              Revenue Bonds, Series 2003K, 4.000%, 9/15/08

             New York State Municipal Bond Bank Agency, Special School
             Purpose Revenue Bonds, Series 2003C:
       3,000  5.000%, 12/01/07                                               No Opt. Call        A+        3,239,190
       2,000  5.000%, 6/01/08                                                No Opt. Call        A+        2,172,940

       5,400 Dormitory Authority of the State of New York, Fifth General     No Opt. Call       AA-        5,857,704
              Resolution Consolidated Revenue Bonds, City University
              System, Series 2003A, 5.250%, 1/01/08

       4,350 Dormitory Authority of the State of New York, Revenue         2/05 at 100.00      BBB-        4,361,093
              Bonds, Mount Sinai NYU Health Obligated Group,
              Series 2002C, 5.750%, 7/01/13 (Optional put 7/01/05)

       4,630 New York State Urban Development Corporation, Revenue           No Opt. Call       AAA        5,512,200
              Bonds, Correctional Facilities, Series 1994A, 6.500%,
              1/01/11 - FSA Insured

       8,000 New York State Urban Development Corporation, Service           No Opt. Call       AA-        8,939,680
              Contract Revenue Bonds, Correctional and Youth Facilities,
              Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

       1,500 Niagara County Industrial Development Agency, New York,      11/11 at 101.00      Baa1        1,613,580
              Solid Waste Disposal Facility Revenue Refunding Bonds,
              American Ref-Fuel Company of Niagara LP, Series 2001B,
              5.550%, 11/15/24 (Alternative Minimum Tax) (Mandatory put
              11/15/13)

       2,000 Port Authority of New York and New Jersey, Special Project      No Opt. Call       N/R        2,071,520
              Bonds, KIAC Partners, Fourth Series 1996, 7.000%, 10/01/07
              (Alternative Minimum Tax)

       3,035 Port Authority of New York and New Jersey, Special Project      No Opt. Call       AAA        3,157,948
              Bonds, JFK International Air Terminal LLC, Sixth Series
              1997, 6.000%, 12/01/05 (Alternative Minimum Tax) - MBIA
              Insured

       1,095 Suffolk County Industrial Development Agency, New York,         No Opt. Call       N/R        1,134,880
              Revenue Bonds, Nissequogue Cogeneration Partners Facility,
              Series 1998, 4.875%, 1/01/08 (Alternative Minimum Tax)

      12,265 Suffolk County Industrial Development Agency, New York,         No Opt. Call       AAA       13,938,437
              Resource Recovery Revenue Bonds, Huntington LP, Series
              1999, 5.950%, 10/01/09 (Alternative Minimum Tax) - AMBAC
              Insured

       3,750 Triborough Bridge and Tunnel Authority, New York,               No Opt. Call       AA-        4,244,475
              Convention Center Bonds, Series 1990E, 7.250%, 1/01/10
-----------------------------------------------------------------------------------------------------------------------
             North Carolina - 2.3%

       4,000 North Carolina Eastern Municipal Power Agency, Power System     No Opt. Call       BBB        4,406,040
              Revenue Refunding Bonds, Series 2003A, 5.500%, 1/01/12

       7,000 North Carolina Eastern Municipal Power Agency, Power System     No Opt. Call       BBB        7,617,400
              Revenue Refunding Bonds, Series 2003D, 5.375%, 1/01/10

             North Carolina Municipal Power Agency 1, Catawba Electric
             Revenue Bonds, Series 2003A:
       3,000  5.000%, 1/01/05                                                No Opt. Call      BBB+        3,015,300
       4,500  5.500%, 1/01/11                                                No Opt. Call      BBB+        4,981,005
-----------------------------------------------------------------------------------------------------------------------
             Ohio - 4.3%

       3,155 Akron, Bath and Copley Joint Township Hospital District,        No Opt. Call      Baa1        3,303,474
              Ohio, Hospital Facilities Revenue Bonds, Summa Health
              System Project, Series 1998A, 5.000%, 11/15/08

             Cleveland-Cuyahoga County Port Authority, Ohio, Subordinate
             Revenue Refunding Bonds, Rock and Roll Hall of Fame and
             Museum Project, Series 1997:
         750  5.350%, 12/01/04                                               No Opt. Call    N/R***          752,235
         335  5.600%, 12/01/06                                               No Opt. Call    N/R***          358,179

----
71

Portfolio of Investments (Unaudited)
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                               Optional Call                     Market
Amount (000) Description                                                     Provisions* Ratings**            Value
-------------------------------------------------------------------------------------------------------------------
             Ohio (continued)

             Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland
             Clinic Health System, Series 2003A:
   $   3,000  5.500%, 1/01/11                                               No Opt. Call        A1 $      3,341,760
       2,000  5.500%, 1/01/12                                               No Opt. Call        A1        2,240,220

             Erie County, Ohio, Hospital Facilities Revenue Bonds,
             Firelands Regional Medical Center, Series 2002A:
       1,140  5.500%, 8/15/11                                               No Opt. Call         A        1,250,021
         845  5.500%, 8/15/12                                               No Opt. Call         A          926,678

         530 Miami County, Ohio, Hospital Facilities Revenue Refunding      No Opt. Call      BBB+          553,002
              and Improvement Bonds, Upper Valley Medical Center, Series
              1996C, 6.000%, 5/15/06

       4,900 Ohio, Higher Education Capital Facilities, Appropriation       No Opt. Call        AA        5,476,191
              Bonds, Series II-2001A, 5.500%, 12/01/08

       1,775 Ohio, General Obligation Bonds, Infrastructure                 No Opt. Call       AA+        1,951,116
              Improvements, Series 2002B, 5.000%, 3/01/09

       8,915 Ohio, General Obligation Refunding Bonds, Higher Education,    No Opt. Call       AA+       10,306,007
              Series 2002C, 5.500%, 11/01/12

       1,030 Ohio, Economic Development Revenue Bonds, Enterprise Bond      No Opt. Call       AA-        1,071,385
              Fund Loan Pool, Series 2002-7, 4.550%, 12/01/10
              (Alternative Minimum Tax)

       2,235 Ohio Water Development Authority, Water Pollution Control      No Opt. Call       AAA        2,492,941
              Loan Fund Revenue Bonds, Water Quality Series 2004,
              5.000%, 12/01/10 (WI, settling 11/17/04)

             Sandusky County, Ohio, Hospital Facilities Revenue
             Refunding Bonds, Memorial Hospital, Series 1998:
       1,030  4.900%, 1/01/05                                               No Opt. Call      BBB-        1,032,266
         830  5.000%, 1/01/06                                               No Opt. Call      BBB-          840,981
         450  5.050%, 1/01/07                                               No Opt. Call      BBB-          459,522
         720  5.100%, 1/01/09                                             1/08 at 102.00      BBB-          735,120
-------------------------------------------------------------------------------------------------------------------
             Oklahoma - 0.4%

       1,965 Oklahoma State Industries Authority, Hospital Revenue          No Opt. Call      BBB-        1,952,483
              Bonds, Deaconess Healthcare Corporation, Series 1997A,
              5.250%, 10/01/07

       1,500 Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding   6/07 at 100.00        B-        1,431,000
              Bonds, American Airlines Inc., Series 2001A, 5.375%,
              12/01/35 (Alternative Minimum Tax) (Mandatory put 12/01/06)
-------------------------------------------------------------------------------------------------------------------
             Oregon - 3.6%

       1,140 Crook County School District, Oregon, General Obligation       No Opt. Call       AAA        1,237,766
              Refunding Bonds, Series 2002, 5.000%, 2/01/08 - FSA Insured

       7,500 Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds,  5/08 at 100.00       BBB        7,699,350
              Waste Management Inc., Series 2000A, 4.150%, 8/01/25
              (Alternative Minimum Tax) (Mandatory put 5/01/09)

             Oregon Department of Administrative Services, Refunding
             Certificates of Participation, Series 2002B:
       5,910  5.000%, 5/01/08 - MBIA Insured                                No Opt. Call       AAA        6,430,316
       1,250  5.000%, 5/01/09 - MBIA Insured                                No Opt. Call       AAA        1,374,488

             Oregon Department of Administrative Services, Certificates
             of Participation, Series 2004C:
       4,060  5.000%, 5/01/10 (WI, settling 11/02/04) - FSA Insured         No Opt. Call       AAA        4,489,873
       4,600  5.000%, 5/01/11 (WI, settling 11/02/04) - FSA Insured         No Opt. Call       AAA        5,114,786

             Portland, Oregon, Water System Revenue Bonds, Series 2004B:
       2,060  5.000%, 10/01/08                                              No Opt. Call       Aa1        2,258,914
       2,380  5.000%, 10/01/09                                              No Opt. Call       Aa1        2,634,731
-------------------------------------------------------------------------------------------------------------------
             Pennsylvania - 3.6%

       2,000 Allegheny County, Pennsylvania, Greater Pittsburgh             No Opt. Call       AAA        2,197,880
              International Airport Revenue Refunding Bonds, Series
              1999, 5.625%, 1/01/10 (Alternative Minimum Tax) - FGIC
              Insured

             Delaware County Industrial Development Authority,
             Pennsylvania, Resource Recovery Revenue Refunding Bonds,
             Series 1997A:
       4,000  6.500%, 1/01/08                                               No Opt. Call       BBB        4,333,960
       7,000  6.000%, 1/01/09                                             1/08 at 102.00       BBB        7,545,160

       4,000 Pennsylvania Economic Development Financing Authority,       1/05 at 101.00      BBB-        4,054,400
              Senior Lien Resource Recovery Revenue Bonds, Northampton
              Generating Project, Series 1994A, 6.500%, 1/01/13
              (Alternative Minimum Tax)

       2,510 Pennsylvania Higher Educational Facilities Authority,          No Opt. Call       AAA        2,782,963
              Revenue Bonds, Allegheny Delaware Valley Obligated Group,
              Series 1996A, 5.600%, 11/15/09 - MBIA Insured

----
72

   Principal                                                               Optional Call                     Market
Amount (000) Description                                                     Provisions* Ratings**            Value
-------------------------------------------------------------------------------------------------------------------
             Pennsylvania (continued)

   $     610 Philadelphia Redevelopment Authority, Pennsylvania,            No Opt. Call       N/R $        593,451
              Multifamily Housing Mortgage Revenue Bonds, Cricket Court
              Apartments, Series 1998A, 5.600%, 4/01/08 (Alternative
              Minimum Tax)

       5,620 Philadelphia Municipal Authority, Pennsylvania, Lease          No Opt. Call       AAA        5,999,462
              Revenue Bonds, Series 2003A, 5.000%, 5/15/07 - FSA Insured

       3,625 Pittsburgh School District, Allegheny County, Pennsylvania,    No Opt. Call       AAA        3,928,231
              General Obligation Bonds, Series 2004, 5.000%, 3/01/08 -
              FSA Insured
-------------------------------------------------------------------------------------------------------------------
             Puerto Rico - 0.2%

       2,000 Puerto Rico Municipal Finance Agency, Series 2002A, 4.000%,    No Opt. Call       AAA        2,107,120
              8/01/07 - FSA Insured
-------------------------------------------------------------------------------------------------------------------
             Rhode Island - 1.0%

       1,000 Rhode Island, General Obligation Bonds, Consolidated           No Opt. Call       AAA        1,000,180
              Capital Loan Development, Series 2002C, 5.000%, 11/01/04 -
              MBIA Insured

       7,000 Rhode Island Economic Development Corporation, Motor Fuel      No Opt. Call       Aa3        7,500,780
              Tax Revenue Bonds, Series 2003A, 5.000%, 6/15/07
-------------------------------------------------------------------------------------------------------------------
             South Carolina - 1.7%

             Charleston County, South Carolina, Revenue Bonds,
             CareAlliance Heath Services, Series 2004A:
       1,690  5.000%, 8/15/08                                               No Opt. Call        A-        1,798,735
       1,400  5.000%, 8/15/09                                               No Opt. Call        A-        1,499,217
       1,980  5.000%, 8/15/10                                               No Opt. Call        A-        2,116,125

       7,215 Greenville County School District, South Carolina,             No Opt. Call       AA-        7,956,341
              Installment Purchase Revenue Bonds, Series 2002, 5.250%,
              12/01/09

       1,325 Lexington County Health Service District, South Carolina,      No Opt. Call         A        1,471,201
              Hospital Revenue Refunding and Improvement Bonds, Series
              2003, 5.500%, 11/01/13
-------------------------------------------------------------------------------------------------------------------
             Tennessee - 1.8%

             Metropolitan Government of Nashville-Davidson County Health
             and Educational Facilities Board, Tennessee, Revenue
             Refunding Bonds, Blakeford at Green Hills, Series 1998:
         400  5.150%, 7/01/05                                             1/05 at 101.00       N/R          402,260
         400  5.250%, 7/01/06                                             1/05 at 101.00       N/R          401,992
         500  5.300%, 7/01/07                                             1/05 at 101.00       N/R          502,060
         500  5.350%, 7/01/08                                             1/05 at 101.00       N/R          501,810
         500  5.400%, 7/01/09                                             1/05 at 101.00       N/R          501,545

       7,350 Shelby County Health, Education, and Housing Facilities        No Opt. Call       N/R        7,884,345
              Board, Tennessee, Revenue Bonds, Baptist Memorial
              Healthcare, Series 2004A, 5.000%, 9/01/20 (Mandatory put
              10/01/08)

             Sullivan County Health, Educational, and Housing Facilities
             Board, Tennessee, Hospital Revenue Bonds, Wellmont Health
             System, Series 2002:
       1,645  5.750%, 9/01/08                                               No Opt. Call      BBB+        1,761,647
       1,740  6.125%, 9/01/09                                               No Opt. Call      BBB+        1,907,666
       1,350  6.250%, 9/01/10                                               No Opt. Call      BBB+        1,494,476
-------------------------------------------------------------------------------------------------------------------
             Texas - 6.6%

       3,835 Austin, Texas, Electric Utility System Revenue Refunding       No Opt. Call       AAA        4,147,744
              Bonds, Series 2002, 5.000%, 11/15/07 - FSA Insured

       4,330 Brazos River Authority, Texas, Pollution Control Revenue       No Opt. Call       BBB        4,451,846
              Bonds, Texas Utilities Company, Series 1995B,
              5.050%, 6/01/30 (Alternative Minimum Tax) (Mandatory put
              6/19/06)

       4,000 Brazos River Authority, Texas, Pollution Control Revenue       No Opt. Call       BBB        4,552,800
              Refunding Bonds, TXU Energy Company LLC Project, Series
              2003A, 6.750%, 4/01/38 (Alternative Minimum Tax)
              (Mandatory put 4/01/13)

       3,050 Houston, Texas, Airport System Subordinate Lien Revenue        No Opt. Call       AAA        3,297,233
              Refunding Bonds, Series 2001A, 5.000%, 7/01/10
              (Alternative Minimum Tax) - FGIC Insured

       4,200 North Central Texas Health Facilities Development              No Opt. Call       AA-        4,589,844
              Corporation, Revenue Bonds, Baylor Healthcare System,
              Series 2002, 5.500%, 5/15/08

       5,200 Sam Rayburn Municipal Power Agency, Texas, Power Supply        No Opt. Call        AA        5,642,728
              System Revenue Refunding Bonds, Series 2002A,
              5.000%, 10/01/09 - RAAI Insured

----
73

Portfolio of Investments (Unaudited)
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
October 31, 2004

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Texas (continued)

   $   4,235 Tarrant Regional Water District, Texas, Water Revenue           No Opt. Call       AAA $      4,649,734
              Refunding and Improvement Bonds, Series 1999, 5.000%,
              3/01/09 - FSA Insured

      16,500 Texas Public Finance Authority, Unemployment Compensation       No Opt. Call       AAA       18,124,094
              Obligation Assessment Revenue Bonds, Series 2003A, 5.000%,
              12/15/08 - FSA Insured

       2,805 Tom Green County Health Facilities Development Corporation,     No Opt. Call      Baa3        3,039,610
              Texas, Hospital Revenue Bonds, Shannon Health System
              Project, Series 2001, 6.200%, 5/15/11

       4,000 Trinity River Authority of Texas, Pollution Control Revenue     No Opt. Call      Baa2        4,131,680
              Refunding Bonds, TXU Electric Company, Series 2001A,
              5.000%, 5/01/27 (Alternative Minimum Tax) (Mandatory put
              11/01/06)
--------------------------------------------------------------------------------------------------------------------
             Virgin Islands - 0.3%

       2,070 Virgin Islands Water and Power Authority, Electric System       No Opt. Call       N/R        2,156,340
              Revenue Refunding Bonds, Series 1998, 5.250%, 7/01/06
--------------------------------------------------------------------------------------------------------------------
             Virginia - 2.2%

       2,850 Newport News Redevelopment and Housing Authority, Virginia,   5/05 at 102.00       AAA        2,953,512
              FNMA Multifamily Housing Revenue Refunding Bonds,
              Fredericksburg-Oxford Project, Series 1997A, 5.550%,
              5/01/27 (Mandatory put 5/01/07)

       2,000 Pocahontas Parkway Association, Virginia, Senior Lien           No Opt. Call        BB        2,012,660
              Revenue Bonds, Route 895 Connector Toll Road, Series
              1998A, 5.000%, 8/15/06

       8,085 Virginia Port Authority, General Fund Revenue Bonds, Series     No Opt. Call       AA+        8,935,137
              1998, 5.500%, 7/01/08 (Alternative Minimum Tax)

       5,000 York County Industrial Development Authority, Virginia,      11/06 at 101.00        A3        5,300,500
              Pollution Control Revenue Bonds, Virginia Electric and
              Power Company, Series 1985, 5.500%, 7/01/09
--------------------------------------------------------------------------------------------------------------------
             Washington - 4.0%

       6,000 Energy Northwest, Washington, Electric Revenue Refunding        No Opt. Call       AAA        6,805,560
              Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/11 -
              XLCA Insured

       4,635 King County, Washington, Sewer Revenue Bonds, Series 2002B,     No Opt. Call       AAA        5,051,594
              5.250%, 1/01/08 - FSA Insured

       2,000 Seattle, Washington, Municipal Light and Power Revenue       10/09 at 101.00       Aa3        2,270,700
              Bonds, Series 1999, 6.000%, 10/01/11

       4,160 Seattle, Washington, Solid Waste Utility Revenue Refunding      No Opt. Call       AAA        4,522,378
              Bonds, Series 1999, 5.500%, 8/01/07 - FSA Insured

       3,000 Snohomish County Public Utility District 1, Washington,         No Opt. Call         A        3,098,400
              Electric System Revenue Bonds, Series 2003,
              5.000%, 12/01/05

       1,000 Snohomish County Public Utility District 1, Washington,         No Opt. Call       AAA        1,105,700
              Electric System Revenue Bonds, Series 2004,
              5.000%, 12/01/09 - FSA Insured

       6,985 Snohomish County Public Utility District 1, Washington,         No Opt. Call       AAA        7,556,023
              Generation System Revenue Refunding Bonds, Series 2002,
              5.000%, 12/01/07 - FSA Insured

       3,500 Washington Public Power Supply System, Nuclear Project 2        No Opt. Call       AAA        4,019,400
              Revenue Refunding Bonds, Series 1997A, 6.000%, 7/01/09 -
              FSA Insured
--------------------------------------------------------------------------------------------------------------------
             Wisconsin - 3.7%

       1,350 Southeast Wisconsin Professional Baseball Park District,        No Opt. Call       AAA        1,509,206
              Junior Lien Sales Tax Revenue Refunding Bonds, Series
              2001B, 5.500%, 12/15/08 - MBIA Insured

       8,600 Wisconsin, General Obligation Bonds, Series 1992A, 6.250%,      No Opt. Call       AA-        9,460,430
              5/01/07

       1,000 Wisconsin Health and Educational Facilities Authority,          No Opt. Call       N/R        1,053,880
              Revenue Bonds, FH Healthcare Development Inc.,
              Series 1999, 5.625%, 11/15/09

             Wisconsin Health and Educational Facilities Authority,
             Revenue Bonds, Froedtert and Community Health Obligated
             Group, Series 2001:
       1,000  5.625%, 10/01/10                                               No Opt. Call        A+        1,109,920
       1,100  5.625%, 10/01/11                                               No Opt. Call        A+        1,225,400

             Wisconsin Health and Educational Facilities Authority,
             Revenue Bonds, Marshfield Clinic, Series 2001B:
         600  6.250%, 2/15/09                                                No Opt. Call      BBB+          656,832
       1,250  6.500%, 2/15/12                                                No Opt. Call      BBB+        1,413,336

----
74

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------
             Wisconsin (continued)

   $  15,000 Wisconsin Health and Educational Facilities Authority,       12/07 at 100.00       Aaa $     15,835,950
              Revenue Bonds, Hospital Sisters Services Inc.,
              Series 2003B, 4.500%, 12/01/23 (Mandatory put 11/30/07) -
              FSA Insured
-----------------------------------------------------------------------------------------------------------------------
   $ 795,202 Total Long-Term Investments (cost $832,805,834) - 99.0%                                     854,183,149
-----------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.1%

         800 Chester County Industrial Development Authority,                                VMIG-1          800,000
              Pennsylvania, Secured Revenue Bonds, Variable Rate Demand
              Obligations, Archdiocese of Philadelphia, Series 2001,
              1.750%, 7/01/31 +
-----------------------------------------------------------------------------------------------------------------------
   $     800 Total Short-Term Investments (cost $800,000)                                                    800,000
-----------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $833,605,834) - 99.1%                                               854,983,149
             ------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.9%                                                          7,520,893
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $    862,504,042
             ------------------------------------------------------------------------------------------------------

           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
           # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.

----
75

Statement of Assets and Liabilities (Unaudited)
October 31, 2004

                                                                                                                  Intermediate
                                                                         High Yield  All-American       Insured       Duration
-------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value                                          $892,515,850  $340,301,942  $896,524,074  $2,702,460,022
  (cost $854,812,498, $317,274,255, $826,696,037, $2,582,050,792 and
   $833,605,834, respectively)
Cash                                                                     5,479,357       762,804        59,077       4,876,878
Receivables:
  Interest                                                              16,069,541     5,803,733    14,344,895      44,035,762
  Investments sold                                                       1,079,500     5,145,263    16,952,200       1,372,711
  Shares sold                                                           15,473,245     1,406,015       244,057         298,840
Other assets                                                               116,338        22,089        52,654         169,879
-------------------------------------------------------------------------------------------------------------------------------
    Total assets                                                       930,733,831   353,441,846   928,176,957   2,753,214,092
-------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                  --            --            --              --
Payables:
  Investments purchased                                                 47,528,908     4,124,907    12,880,781      25,227,350
  Shares redeemed                                                          727,382       248,248       820,328       1,240,131
Accrued expenses:
  Management fees                                                          402,129       140,983       362,016       1,027,592
  12b-1 distribution and service fees                                      327,655       117,680        90,083         112,169
  Other                                                                     82,928       106,928       330,161       1,017,488
Dividends payable                                                        3,764,182     1,315,380     3,383,687       8,562,413
-------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                   52,833,184     6,054,126    17,867,056      37,187,143
-------------------------------------------------------------------------------------------------------------------------------
Net assets                                                            $877,900,647  $347,387,720  $910,309,901  $2,716,026,949
-------------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                            $452,720,054  $227,202,870  $198,927,172  $  244,084,704
Shares outstanding                                                      21,197,571    20,517,705    17,882,673      26,369,205
Net asset value per share                                             $      21.36  $      11.07  $      11.12  $         9.26
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20%, 4.20%, 4.20%, 3.00% and 2.50%,
 respectively, of offering price)                                     $      22.30  $      11.56  $      11.61  $         9.55
-------------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                            $125,447,529  $ 42,011,484  $ 42,722,370  $   37,382,046
Shares outstanding                                                       5,880,212     3,787,630     3,837,611       4,032,220
Net asset value and offering price per share                          $      21.33  $      11.09  $      11.13  $         9.27
-------------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                            $260,780,445  $ 72,126,512  $ 34,217,310  $   64,364,291
Shares outstanding                                                      12,217,536     6,518,032     3,097,945       6,946,456
Net asset value and offering price per share                          $      21.34  $      11.07  $      11.05  $         9.27
-------------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                            $ 38,952,619  $  6,046,854  $634,443,049  $2,370,195,908
Shares outstanding                                                       1,823,333       544,666    57,182,986     255,736,253
Net asset value and offering price per share                          $      21.36  $      11.10  $      11.09  $         9.27
-------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                       $840,148,805  $337,802,095  $840,755,407  $2,554,281,843
Undistributed (Over-distribution of) net investment income                 645,667      (112,198)      (23,351)      5,864,241
Accumulated net realized gain (loss) from investments                     (597,349)  (13,329,864)     (250,192)     35,471,635
Net unrealized appreciation of investments                              37,703,524    23,027,687    69,828,037     120,409,230
-------------------------------------------------------------------------------------------------------------------------------
Net assets                                                            $877,900,647  $347,387,720  $910,309,901  $2,716,026,949
-------------------------------------------------------------------------------------------------------------------------------

                                                                            Limited
                                                                               Term
-----------------------------------------------------------------------------------
Assets
Investments, at market value                                          $854,983,149
  (cost $854,812,498, $317,274,255, $826,696,037, $2,582,050,792 and
   $833,605,834, respectively)
Cash                                                                            --
Receivables:
  Interest                                                              13,234,089
  Investments sold                                                       9,052,479
  Shares sold                                                            1,312,851
Other assets                                                                39,191
-----------------------------------------------------------------------------------
    Total assets                                                       878,621,759
-----------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                              99,392
Payables:
  Investments purchased                                                 12,062,293
  Shares redeemed                                                        1,021,583
Accrued expenses:
  Management fees                                                          306,583
  12b-1 distribution and service fees                                      245,713
  Other                                                                    169,891
Dividends payable                                                        2,212,262
-----------------------------------------------------------------------------------
    Total liabilities                                                   16,117,717
-----------------------------------------------------------------------------------
Net assets                                                            $862,504,042
-----------------------------------------------------------------------------------
Class A Shares
Net assets                                                            $503,565,441
Shares outstanding                                                      46,225,777
Net asset value per share                                             $      10.89
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20%, 4.20%, 4.20%, 3.00% and 2.50%,
 respectively, of offering price)                                     $      11.17
-----------------------------------------------------------------------------------
Class B Shares
Net assets                                                                     N/A
Shares outstanding                                                             N/A
Net asset value and offering price per share                                   N/A
-----------------------------------------------------------------------------------
Class C Shares
Net assets                                                            $343,273,783
Shares outstanding                                                      31,582,697
Net asset value and offering price per share                          $      10.87
-----------------------------------------------------------------------------------
Class R Shares
Net assets                                                            $ 15,664,818
Shares outstanding                                                       1,444,222
Net asset value and offering price per share                          $      10.85
-----------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------
Capital paid-in                                                       $844,512,579
Undistributed (Over-distribution of) net investment income                 (68,457)
Accumulated net realized gain (loss) from investments                   (3,317,395)
Net unrealized appreciation of investments                              21,377,315
-----------------------------------------------------------------------------------
Net assets                                                            $862,504,042
-----------------------------------------------------------------------------------

N/A - LimitedTerm is not authorized to issue Class B Shares.

                                See accompanying notes to financial statements.

----
76

Statement of Operations (Unaudited)
Six Months Ended October 31, 2004


                                                                                                             Intermediate
                                                                      High Yield All-American       Insured      Duration
--------------------------------------------------------------------------------------------------------------------------
Investment Income                                                   $21,762,034   $ 9,539,320  $23,665,905  $ 63,080,844
--------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                       1,864,516       828,963    2,148,435     6,101,226
12b-1 service fees - Class A                                            316,976       222,358      199,400       238,661
12b-1 distribution and service fees - Class B                           531,102       201,882      203,486       180,426
12b-1 distribution and service fees - Class C                           725,036       265,108      129,766       235,133
Shareholders' servicing agent fees and expenses                         155,171       100,346      331,626     1,006,020
Custodian's fees and expenses                                            93,915        46,009      105,881       296,679
Trustees' fees and expenses                                               7,615         4,316       12,620        36,241
Professional fees                                                        34,573        11,119       23,285        71,993
Shareholders' reports - printing and mailing expenses                    23,622        16,727       51,645       121,055
Federal and state registration fees                                      42,697        27,286       34,380        38,211
Portfolio insurance expense                                                  --            --        4,995            --
Other expenses                                                            2,777         4,951       12,323        37,730
--------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            3,798,000     1,729,065    3,257,842     8,363,375
Custodian fee credit                                                    (11,586)       (3,551)      (6,547)      (30,277)
--------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          3,786,414     1,725,514    3,251,295     8,333,098
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                                17,975,620     7,813,806   20,414,610    54,747,746
--------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investments                              (590,821)      (13,985)   2,875,181     5,181,050
Net change in unrealized appreciation (depreciation) of investments  26,616,603     9,929,591   19,009,806    65,088,891
--------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                            26,025,782     9,915,606   21,884,987    70,269,941
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $44,001,402   $17,729,412  $42,299,597  $125,017,687
--------------------------------------------------------------------------------------------------------------------------

                                                                         Limited
                                                                            Term
--------------------------------------------------------------------------------
Investment Income                                                   $17,246,871
--------------------------------------------------------------------------------
Expenses
Management fees                                                       1,832,817
12b-1 service fees - Class A                                            508,189
12b-1 distribution and service fees - Class B                               N/A
12b-1 distribution and service fees - Class C                           951,020
Shareholders' servicing agent fees and expenses                         197,304
Custodian's fees and expenses                                           100,769
Trustees' fees and expenses                                              11,235
Professional fees                                                        28,711
Shareholders' reports - printing and mailing expenses                    31,570
Federal and state registration fees                                      35,035
Portfolio insurance expense                                                  --
Other expenses                                                           10,441
--------------------------------------------------------------------------------
Total expenses before custodian fee credit                            3,707,091
Custodian fee credit                                                     (7,060)
--------------------------------------------------------------------------------
Net expenses                                                          3,700,031
--------------------------------------------------------------------------------
Net investment income                                                13,546,840
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investments                              (163,020)
Net change in unrealized appreciation (depreciation) of investments   8,422,458
--------------------------------------------------------------------------------
Net gain from investments                                             8,259,438
--------------------------------------------------------------------------------
Net increase in net assets from operations                          $21,806,278
--------------------------------------------------------------------------------

N/A - LimitedTerm is not authorized to issue Class B Shares.


                                See accompanying notes to financial statements.

----
77

Statement of Changes in Net Assets (Unaudited)



                                                                                High Yield
                                                                      ------------------------------
                                                                      Six Months Ended     Year Ended
                                                                              10/31/04        4/30/04
------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $ 17,975,620  $ 20,269,663
Net realized gain (loss) from investments                                     (590,821)    1,102,045
Net change in unrealized appreciation (depreciation) of investments         26,616,603     9,479,128
------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  44,001,402    30,850,836
------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                   (9,092,660)  (10,032,576)
  Class B                                                                   (2,871,707)   (4,323,304)
  Class C                                                                   (5,100,841)   (4,860,217)
  Class R                                                                     (742,285)     (813,998)
From accumulated net realized gains from investments:
  Class A                                                                           --            --
  Class B                                                                           --            --
  Class C                                                                           --            --
  Class R                                                                           --            --
------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                  (17,807,493)  (20,030,095)
------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                               354,041,979   369,658,138
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                            5,760,672     5,962,170
------------------------------------------------------------------------------------------------------
                                                                           359,802,651   375,620,308
Cost of shares redeemed                                                    (42,658,643)  (54,133,077)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions         317,144,008   321,487,231
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                      343,337,917   332,307,972
Net assets at the beginning of period                                      534,562,730   202,254,758
------------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $877,900,647  $534,562,730
------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                $    645,667  $    477,540
------------------------------------------------------------------------------------------------------

                                                                               All-American
                                                                      ------------------------------
                                                                      Six Months Ended     Year Ended
                                                                              10/31/04        4/30/04
-----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $  7,813,806  $ 16,503,375
Net realized gain (loss) from investments                                      (13,985)   (1,635,699)
Net change in unrealized appreciation (depreciation) of investments          9,929,591    (4,282,125)
-----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  17,729,412    10,585,551
-----------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                   (5,380,165)  (11,381,591)
  Class B                                                                     (864,982)   (1,958,657)
  Class C                                                                   (1,518,980)   (3,193,715)
  Class R                                                                     (140,095)     (279,848)
From accumulated net realized gains from investments:
  Class A                                                                           --            --
  Class B                                                                           --            --
  Class C                                                                           --            --
  Class R                                                                           --            --
-----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                   (7,904,222)  (16,813,811)
-----------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                18,957,440    69,788,658
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                            2,894,553     6,000,562
-----------------------------------------------------------------------------------------------------
                                                                            21,851,993    75,789,220
Cost of shares redeemed                                                    (29,535,373)  (75,372,094)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions          (7,683,380)      417,126
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                        2,141,810    (5,811,134)
Net assets at the beginning of period                                      345,245,910   351,057,044
-----------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $347,387,720  $345,245,910
-----------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                $   (112,198) $    (21,782)
-----------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
78

                                                                                  Insured
                                                                      -------------------------------
                                                                      Six Months Ended      Year Ended
                                                                              10/31/04         4/30/04
-------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $ 20,414,610  $  42,870,453
Net realized gain (loss) from investments                                    2,875,181      4,068,764
Net change in unrealized appreciation (depreciation) of investments         19,009,806    (32,594,612)
-------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  42,299,597     14,344,605
-------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                   (4,417,015)    (9,099,524)
  Class B                                                                     (784,144)    (1,698,378)
  Class C                                                                     (666,508)    (1,400,294)
  Class R                                                                  (14,571,600)   (30,951,520)
From accumulated net realized gains from investments:
  Class A                                                                           --             --
  Class B                                                                           --             --
  Class C                                                                           --             --
  Class R                                                                           --             --
-------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                  (20,439,267)   (43,149,716)
-------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                20,706,663     78,628,123
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                           12,974,671     27,402,590
-------------------------------------------------------------------------------------------------------
                                                                            33,681,334    106,030,713
Cost of shares redeemed                                                    (60,486,626)  (112,026,897)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions         (26,805,292)    (5,996,184)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                       (4,944,962)   (34,801,295)
Net assets at the beginning of period                                      915,254,863    950,056,158
-------------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $910,309,901  $ 915,254,863
-------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                $    (23,351) $       1,306
-------------------------------------------------------------------------------------------------------

                                                                            Intermediate Duration
                                                                      --------------------------------
                                                                      Six Months Ended       Year Ended
                                                                              10/31/04          4/30/04
-------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                   $   54,747,746  $  123,987,837
Net realized gain (loss) from investments                                    5,181,050      50,217,590
Net change in unrealized appreciation (depreciation) of investments         65,088,891    (116,713,462)
-------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                 125,017,687      57,491,965
-------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                   (4,490,062)    (10,854,710)
  Class B                                                                     (565,801)     (1,388,434)
  Class C                                                                     (994,218)     (2,287,287)
  Class R                                                                  (47,091,192)   (116,884,677)
From accumulated net realized gains from investments:
  Class A                                                                           --      (1,692,474)
  Class B                                                                           --        (267,078)
  Class C                                                                           --        (428,966)
  Class R                                                                           --     (17,434,043)
-------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                  (53,141,273)   (151,237,669)
-------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                46,520,264     172,093,837
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                           37,949,689     111,861,715
-------------------------------------------------------------------------------------------------------
                                                                            84,469,953     283,955,552
Cost of shares redeemed                                                   (148,226,724)   (393,683,070)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions         (63,756,771)   (109,727,518)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                        8,119,643    (203,473,222)
Net assets at the beginning of period                                    2,707,907,306   2,911,380,528
-------------------------------------------------------------------------------------------------------
Net assets at the end of period                                         $2,716,026,949  $2,707,907,306
-------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                              $    5,864,241  $    4,257,768
-------------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
79

                                                                                Limited Term
                                                                      -------------------------------
                                                                      Six Months Ended      Year Ended
                                                                              10/31/04         4/30/04
------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                    $  13,546,840  $  28,970,879
Net realized gain (loss) from investments                                     (163,020)     2,975,096
Net change in unrealized appreciation (depreciation) of investments          8,422,458    (11,149,088)
------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  21,806,278     20,796,887
------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                   (8,159,156)   (17,145,835)
  Class B                                                                          N/A            N/A
  Class C                                                                   (4,983,706)   (10,498,708)
  Class R                                                                     (238,021)      (328,746)
From accumulated net realized gains from investments:
  Class A                                                                           --             --
  Class B                                                                          N/A            N/A
  Class C                                                                           --             --
  Class R                                                                           --             --
------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                  (13,380,883)   (27,973,289)
------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                75,952,310    270,043,797
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                            5,946,348     12,710,343
------------------------------------------------------------------------------------------------------
                                                                            81,898,658    282,754,140
Cost of shares redeemed                                                   (118,649,664)  (232,519,144)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions         (36,751,006)    50,234,996
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                      (28,325,611)    43,058,594
Net assets at the beginning of period                                      890,829,653    847,771,059
------------------------------------------------------------------------------------------------------
Net assets at the end of period                                          $ 862,504,042  $ 890,829,653
------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                               $     (68,457) $    (234,414)
------------------------------------------------------------------------------------------------------

N/A - LimitedTerm is not authorized to issue Class B Shares.



                                See accompanying notes to financial statements.

----
80

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Municipal Trust (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen High Yield Municipal Bond Fund ("High Yield"), Nuveen All-American Municipal Bond Fund ("All-American"), Nuveen Insured Municipal Bond Fund ("Insured"), Nuveen Intermediate Duration Municipal Bond Fund ("Intermediate Duration") and Nuveen Limited Term Municipal Bond Fund ("Limited Term") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds, other than High Yield, were each organized as a series of predecessor trusts or corporations prior to that date.

High Yield invests substantially all of its assets in municipal bonds for high current income exempt from regular federal income taxes and capital appreciation. Under normal circumstances, at least 80% of the Fund's assets will be invested in medium to low-quality municipal bonds. The Fund may also invest in defaulted municipal bonds, inverse floating rate securities, municipal forwards and short-term municipal investments.

All-American, Insured, Intermediate Duration and Limited Term seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 2004, High Yield, All-American, Insured, Intermediate Duration and Limited Term had outstanding when-issued and delayed delivery purchase commitments of $29,051,803, $4,124,907, $12,880,781, $25,227,350 and $12,062,293, respectively.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.


----
81

Insurance
Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, C and R Shares. High Yield, All-American, Insured and Intermediate Duration also offer Class B Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .55% (.35% for Limited Term) annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the six months ended October 31, 2004, High Yield, All-American and Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Intermediate Duration and Limited Term did not invest in any such securities during the six months ended October 31, 2004.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
82

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                      High Yield
                                                  --------------------------------------------------
                                                      Six Months Ended             Year Ended
                                                          10/31/04                   4/30/04
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          9,770,753  $205,130,495   9,290,649  $189,794,797
  Class B                                          1,170,520    24,408,423   2,312,505    46,938,990
  Class C                                          4,978,675   104,321,096   5,946,617   121,559,488
  Class R                                            960,733    20,181,965     555,238    11,364,863
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            137,413     2,860,329     131,243     2,680,088
  Class B                                             42,775       888,193      63,506     1,289,991
  Class C                                             76,825     1,597,791      73,372     1,497,124
  Class R                                             19,888       414,359      24,352       494,967
-----------------------------------------------------------------------------------------------------
                                                  17,157,582   359,802,651  18,397,482   375,620,308
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,226,757)  (25,385,392) (1,573,183)  (32,032,350)
  Class B                                           (286,938)   (5,935,588)   (393,049)   (7,988,889)
  Class C                                           (463,056)   (9,582,030)   (605,474)  (12,252,399)
  Class R                                            (85,178)   (1,755,633)    (90,164)   (1,859,439)
-----------------------------------------------------------------------------------------------------
                                                  (2,061,929)  (42,658,643) (2,661,870)  (54,133,077)
-----------------------------------------------------------------------------------------------------
Net increase                                      15,095,653  $317,144,008  15,735,612  $321,487,231
-----------------------------------------------------------------------------------------------------

                                                                     All-American
                                                  --------------------------------------------------
                                                      Six Months Ended             Year Ended
                                                          10/31/04                   4/30/04
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          1,250,041  $ 13,619,463   4,681,744  $ 51,167,691
  Class B                                             87,057       943,685     412,522     4,522,441
  Class C                                            347,034     3,766,825   1,232,997    13,496,283
  Class R                                             57,326       627,467      54,998       602,243
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            185,268     2,003,328     375,087     4,097,519
  Class B                                             31,553       341,715      71,747       784,541
  Class C                                             41,329       446,718      83,701       913,768
  Class R                                              9,487       102,792      18,711       204,734
-----------------------------------------------------------------------------------------------------
                                                   2,009,095    21,851,993   6,931,507    75,789,220
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,833,138)  (19,720,707) (5,049,202)  (54,939,101)
  Class B                                           (395,588)   (4,267,642)   (685,547)   (7,480,253)
  Class C                                           (481,243)   (5,164,308) (1,152,943)  (12,593,825)
  Class R                                            (35,637)     (382,716)    (32,646)     (358,915)
-----------------------------------------------------------------------------------------------------
                                                  (2,745,606)  (29,535,373) (6,920,338)  (75,372,094)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (736,511) $ (7,683,380)     11,169  $    417,126
-----------------------------------------------------------------------------------------------------


----
83

                                                                          Insured
                                                  ------------------------------------------------------
                                                       Six Months Ended               Year Ended
                                                           10/31/04                     4/30/04
                                                  --------------------------  --------------------------
                                                        Shares         Amount       Shares         Amount
---------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           1,154,054  $  12,609,248    4,048,149  $  45,152,496
  Class B                                             142,579      1,569,148      603,598      6,730,805
  Class C                                             216,972      2,352,993      950,322     10,538,815
  Class R                                             383,761      4,175,274    1,458,199     16,206,007
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             230,040      2,509,024      457,936      5,087,871
  Class B                                              29,404        320,866       63,912        710,561
  Class C                                              32,642        353,408       66,229        730,506
  Class R                                             900,241      9,791,373    1,883,922     20,873,652
---------------------------------------------------------------------------------------------------------
                                                    3,089,693     33,681,334    9,532,267    106,030,713
---------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                          (2,002,729)   (21,782,994)  (3,328,105)   (36,921,385)
  Class B                                            (405,712)    (4,398,158)    (576,577)    (6,410,557)
  Class C                                            (449,633)    (4,856,633)    (704,007)    (7,738,971)
  Class R                                          (2,715,548)   (29,448,841)  (5,513,906)   (60,955,984)
---------------------------------------------------------------------------------------------------------
                                                   (5,573,622)   (60,486,626) (10,122,595)  (112,026,897)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                            (2,483,929) $ (26,805,292)    (590,328) $  (5,996,184)
---------------------------------------------------------------------------------------------------------

                                                                   Intermediate Duration
                                                  ------------------------------------------------------
                                                       Six Months Ended               Year Ended
                                                           10/31/04                     4/30/04
                                                  --------------------------  --------------------------
                                                        Shares         Amount       Shares         Amount
---------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           2,370,120  $  21,566,631    7,156,848  $  65,922,458
  Class B                                             390,004      3,502,906    1,138,707     10,491,175
  Class C                                             820,463      7,480,618    2,577,956     23,750,027
  Class R                                           1,535,706     13,970,109    7,834,884     71,930,177
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             323,352      2,933,453      886,185      8,131,715
  Class B                                              21,921        199,153       67,286        617,794
  Class C                                              34,847        316,384      105,889        971,361
  Class R                                           3,797,699     34,500,699   11,113,262    102,140,845
---------------------------------------------------------------------------------------------------------
                                                    9,294,112     84,469,953   30,881,017    283,955,552
---------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                          (2,336,524)   (21,210,957) (10,958,914)  (101,667,813)
  Class B                                            (498,094)    (4,511,557)    (850,532)    (7,814,729)
  Class C                                            (833,812)    (7,560,654)  (1,000,769)    (9,171,825)
  Class R                                         (12,670,729)  (114,943,556) (29,910,898)  (275,028,703)
---------------------------------------------------------------------------------------------------------
                                                  (16,339,159)  (148,226,724) (42,721,113)  (393,683,070)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                            (7,045,047) $ (63,756,771) (11,840,096) $(109,727,518)
---------------------------------------------------------------------------------------------------------


----
84

                                                                       Limited Term
                                                  ------------------------------------------------------
                                                       Six Months Ended               Year Ended
                                                           10/31/04                     4/30/04
                                                  --------------------------  --------------------------
                                                        Shares         Amount       Shares         Amount
---------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           3,953,925  $  42,683,228   13,533,064  $ 147,729,000
  Class C                                           2,745,815     29,564,437   10,741,211    117,084,091
  Class R                                             345,209      3,704,645      482,987      5,230,706
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             385,255      4,153,921      812,912      8,871,548
  Class C                                             148,804      1,600,909      326,406      3,555,098
  Class R                                              17,833        191,518       26,091        283,697
---------------------------------------------------------------------------------------------------------
                                                    7,596,841     81,898,658   25,922,671    282,754,140
---------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                          (6,654,924)   (71,614,032) (12,636,334)  (137,869,296)
  Class C                                          (4,353,019)   (46,714,958)  (8,530,189)   (92,860,683)
  Class R                                             (29,989)      (320,674)    (165,637)    (1,789,165)
---------------------------------------------------------------------------------------------------------
                                                  (11,037,932)  (118,649,664) (21,332,160)  (232,519,144)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                            (3,441,091) $ (36,751,006)   4,590,511  $  50,234,996
---------------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the six months ended October 31, 2004, were as follows:

                             High        All-             Intermediate      Limited
                            Yield    American     Insured     Duration         Term
-----------------------------------------------------------------------------------
Purchases            $315,388,075 $16,871,981 $62,057,130 $554,301,076 $115,036,020
Sales and maturities   26,826,381  27,836,160  94,010,600  598,243,119  160,651,596
-----------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At October 31, 2004, the cost of investments was as follows:

                            High         All-                Intermediate      Limited
                           Yield     American      Insured       Duration         Term
--------------------------------------------------------------------------------------
Cost of investments $853,467,811 $317,119,035 $825,960,345 $2,575,700,088 $833,167,949
--------------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2004, were as follows:

                                                   High         All-               Intermediate      Limited
                                                  Yield     American      Insured      Duration         Term
------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $42,598,883  $24,534,235  $71,037,259  $131,999,550  $25,794,669
  Depreciation                              (3,550,672)  (1,351,328)    (473,530)   (5,239,616)  (3,979,469)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments $39,048,211  $23,182,907  $70,563,729  $126,759,934  $21,815,200
------------------------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at April 30, 2004, the Funds' last fiscal year end, were as follows:

                                                High       All-            Intermediate    Limited
                                               Yield   American    Insured     Duration       Term
--------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*      $1,858,420 $1,198,732 $2,515,824  $ 4,072,367 $1,696,279
Undistributed net ordinary income**          502,245         --    257,738    1,775,085         --
Undistributed net long-term capital gains     16,816         --         --   31,131,173         --
--------------------------------------------------------------------------------------------------

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 8, 2004, paid on May 3, 2004.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.


----
85

The tax character of distributions paid during the fiscal year ended April 30, 2004, the Funds' last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

                                                      High        All-             Intermediate     Limited
                                                     Yield    American     Insured     Duration        Term
-----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $18,433,225 $16,845,484 $43,300,094 $127,498,478 $28,101,684
Distributions from net ordinary income**            48,087      57,083          --    6,349,771          --
Distributions from net long-term capital gains          --          --          --   19,685,474          --
-----------------------------------------------------------------------------------------------------------

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At April 30, 2004, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                   All-               Limited
                               American    Insured       Term
                   ------------------------------------------
                   2008     $ 2,799,737 $       -- $       --
                   2009       6,509,058  3,125,373  1,811,729
                   2010              --         --    337,552
                   2011              --         --    998,547
                   2012       3,378,131         --         --
                   ------------------------------------------
                     Total  $12,686,926 $3,125,373 $3,147,828
                   ------------------------------------------

The following Funds elected to defer net realized losses from investments incurred from November 1, 2003 through April 30, 2004 ("post-October losses'') in accordance with Federal income tax regulations. The following post-October losses were treated as having arisen on the first day of the current fiscal year:

                                    High     All-
                                   Yield American
                              -------------------
                                $289,695 $627,259
                              -------------------

5. Management Fee and Other Transactions with Affiliates

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately .006% as of November 30, 2004.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:

                                                      High Yield
              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .4000%
              For the next $125 million                    .3875
              For the next $250 million                    .3750
              For the next $500 million                    .3625
              For the next $1 billion                      .3500
              For net assets over $2 billion               .3250
              ---------------------------------------------------

                                 All-American, Insured &
                                   Intermediate Duration         Limited Term
  Average Daily Net Assets           Fund-Level Fee Rate  Fund-Level Fee Rate
  ----------------------------------------------------------------------------
  For the first $125 million                       .3000%               .2500%
  For the next $125 million                        .2875                .2375
  For the next $250 million                        .2750                .2250
  For the next $500 million                        .2625                .2125
  For the next $1 billion                          .2500                .2000
  For the next $3 billion                          .2250                .1750
  For net assets over $5 billion                   .2125                .1625
  ----------------------------------------------------------------------------


----
86

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of each Fund as follows:

                                                    High Yield
                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million              .6000%
                 For the next $125 million               .5875
                 For the next $250 million               .5750
                 For the next $500 million               .5625
                 For the next $1 billion                 .5500
                 For net assets over $2 billion          .5250
                 ----------------------------------------------

                                   All-American, Insured &
                                     Intermediate Duration    Limited Term
    Average Daily Net Assets                Management Fee  Management Fee
    -----------------------------------------------------------------------
    For the first $125 million                       .5000%          .4500%
    For the next $125 million                        .4875           .4375
    For the next $250 million                        .4750           .4250
    For the next $500 million                        .4625           .4125
    For the next $1 billion                          .4500           .4000
    For the next $3 billion                          .4250           .3750
    For net assets over $5 billion                   .4125           .3625
    -----------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.


The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Insured and Intermediate Duration in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .975% of the average daily net assets of Insured and ..75% of the average daily net assets of Intermediate Duration. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.


----
87

During the six months ended October 31, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                 High     All-          Intermediate  Limited
                                Yield American  Insured     Duration     Term
-----------------------------------------------------------------------------
Sales charges collected    $1,997,507 $239,804 $201,883     $104,814 $172,589
Paid to authorized dealers  1,765,803  207,659  175,059       86,625  140,033
-----------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended October 31, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                          High     All-         Intermediate  Limited
                         Yield American Insured     Duration     Term
---------------------------------------------------------------------
Commission advances $2,251,025  $98,101 $86,672      $92,312 $249,265
---------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended October 31, 2004, the Distributor retained such 12b-1 fees as follows:

                        High     All-          Intermediate  Limited
                       Yield American  Insured     Duration     Term
--------------------------------------------------------------------
12b-1 fees retained $965,814 $198,023 $194,761     $212,106 $189,783
--------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended October 31, 2004, as follows:

                  High     All-          Intermediate Limited
                 Yield American  Insured     Duration    Term
-------------------------------------------------------------
CDSC retained $219,693  $71,570 $101,175      $66,205 $58,616
-------------------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 1, 2004, to shareholders of record on November 9, 2004, as follows:

                              High     All-         Intermediate Limited
                             Yield American Insured     Duration    Term
        ----------------------------------------------------------------
        Dividend per share:
          Class A           $.1030   $.0440  $.0405       $.0280  $.0290
          Class B            .0895    .0370   .0335        .0220     N/A
          Class C            .0935    .0385   .0350        .0235   .0260
          Class R            .1065    .0455   .0420        .0295   .0310
        ----------------------------------------------------------------

N/A - LimitedTerm is not authorized to issue Class B Shares.


----
88

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  ------------------------                     -----------------------------
                                                                                                           Before Credit/
                                                                                                           Reimbursement
HIGH YIELD                                                                                              ------------------
                                                                                                                     Ratio
                                                                                                                    of Net
                                      Net                                                                          Invest-
                                Realized/                                                               Ratio of      ment
                               Unrealized                                                               Expenses    Income
           Beginning       Net    Invest-             Net                    Ending              Ending       to        to
                 Net   Invest-       ment         Invest-                       Net                 Net  Average   Average
Year Ended     Asset      ment       Gain            ment  Capital            Asset     Total    Assets      Net       Net
April 30,      Value Income(a)     (Loss)   Total  Income    Gains    Total   Value Return(b)     (000)   Assets    Assets
-----------------------------------------------------------------------------------------------------------------------------
Class A (6/99)
  2005(f)     $20.55     $ .61     $  .82  $1.43   $ (.62)   $  --  $ (.62) $21.36       7.05% $452,720      .89%*    5.83%*
  2004         19.67      1.24        .88   2.12    (1.24)      --   (1.24)  20.55      11.01   257,187      .95      6.07
  2003         19.88      1.21       (.13)  1.08    (1.24)    (.05)  (1.29)  19.67       5.56    91,793     1.17      6.12
  2002         18.93      1.33        .84   2.17    (1.22)      --   (1.22)  19.88      11.73    33,911     1.09      6.76
  2001         18.60      1.19        .34   1.53    (1.20)      --   (1.20)  18.93       8.52    14,899     1.23      6.35
  2000(e)      20.00      1.06      (1.61)  (.55)    (.85)      --    (.85)  18.60      (2.69)    5,291     1.87*     5.11*
Class B (6/99)
  2005(f)      20.53       .54        .80   1.34     (.54)      --    (.54)  21.33       6.62   125,448     1.64*     5.12*
  2004         19.65      1.09        .88   1.97    (1.09)      --   (1.09)  20.53      10.21   101,693     1.70      5.33
  2003         19.87      1.07       (.15)   .92    (1.09)    (.05)  (1.14)  19.65       4.73    58,372     1.91      5.39
  2002         18.91      1.19        .85   2.04    (1.08)      --   (1.08)  19.87      10.97    28,691     1.84      6.02
  2001         18.58      1.06        .33   1.39    (1.06)      --   (1.06)  18.91       7.70    10,958     1.98      5.62
  2000(e)      20.00       .93      (1.61)  (.68)    (.74)      --    (.74)  18.58      (3.36)    2,465     2.66*     4.27*
Class C (6/99)
  2005(f)      20.54       .56        .80   1.36     (.56)      --    (.56)  21.34       6.72   260,780     1.44*     5.29*
  2004         19.66      1.13        .88   2.01    (1.13)      --   (1.13)  20.54      10.43   156,610     1.51      5.52
  2003         19.88      1.10       (.14)   .96    (1.13)    (.05)  (1.18)  19.66       4.94    43,463     1.73      5.57
  2002         18.93      1.22        .85   2.07    (1.12)      --   (1.12)  19.88      11.13    13,485     1.64      6.19
  2001         18.59      1.09        .35   1.44    (1.10)      --   (1.10)  18.93       7.96     4,675     1.79      5.80
  2000(e)      20.00       .96      (1.60)  (.64)    (.77)      --    (.77)  18.59      (3.16)    1,694     2.49*     4.44*
Class R (6/99)
  2005(f)      20.55       .63        .82   1.45     (.64)      --    (.64)  21.36       7.16    38,953      .69*     6.01*
  2004         19.67      1.28        .88   2.16    (1.28)      --   (1.28)  20.55      11.24    19,073      .75      6.27
  2003         19.89      1.27       (.16)  1.11    (1.28)    (.05)  (1.33)  19.67       5.73     8,627      .93      6.37
  2002         18.94      1.37        .84   2.21    (1.26)      --   (1.26)  19.89      11.96     7,096      .89      6.94
  2001         18.61      1.20        .37   1.57    (1.24)      --   (1.24)  18.94       8.72     2,845     1.11      6.41
  2000(e)      20.00      1.05      (1.56)  (.51)    (.88)      --    (.88)  18.61      (2.50)    5,249     2.02*     4.66*
-----------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
           Ratios/Supplemental Data
           ----------------------------------------------------
                  After            After Credit/
             Reimbursement(c)     Reimbursement(d)
HIGH YIELD ------------------   ------------------
                        Ratio                Ratio
                       of Net               of Net
                      Invest-              Invest-
           Ratio of      ment   Ratio of      ment
           Expenses    Income   Expenses    Income
                 to        to         to        to
            Average   Average    Average   Average   Portfolio
Year Ended      Net       Net        Net       Net    Turnover
April 30,    Assets    Assets     Assets    Assets        Rate
---------------------------------------------------------------
Class A (6/99)
  2005(f)       .89%*    5.83%*      .88%*    5.83%*         4%
  2004          .95      6.07        .95      6.07          18
  2003         1.17      6.12       1.16      6.13          24
  2002         1.09      6.76       1.08      6.78          21
  2001         1.22      6.36       1.20      6.38          11
  2000(e)       .77*     6.22*       .72*     6.26*         56
Class B (6/99)
  2005(f)      1.64*     5.12*      1.63*     5.12*          4
  2004         1.70      5.33       1.69      5.33          18
  2003         1.91      5.39       1.90      5.40          24
  2002         1.84      6.02       1.83      6.03          21
  2001         1.97      5.63       1.95      5.65          11
  2000(e)      1.51*     5.42*      1.46*     5.47*         56
Class C (6/99)
  2005(f)      1.44*     5.29*      1.43*     5.29*          4
  2004         1.51      5.52       1.50      5.52          18
  2003         1.73      5.57       1.71      5.58          24
  2002         1.64      6.19       1.63      6.21          21
  2001         1.78      5.81       1.76      5.83          11
  2000(e)      1.31*     5.62*      1.26*     5.67*         56
Class R (6/99)
  2005(f)       .69*     6.01*       .68*     6.01*          4
  2004          .75      6.27        .75      6.28          18
  2003          .93      6.37        .92      6.38          24
  2002          .89      6.94        .87      6.95          21
  2001         1.09      6.43       1.07      6.45          11
  2000(e)       .57*     6.11*       .53*     6.16*         56
---------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the period June 7, 1999 (commencement of operations) through April 30, 2000.
(f)For the six months ended October 31, 2004.



                                See accompanying notes to financial statements.

----
89

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                    -----------------------------
                                                                                                         Before Credit/
                                                                                                         Reimbursement
ALL-AMERICAN                                                                                          ------------------
                                                                                                                   Ratio
                                                                                                                  of Net
                                      Net                                                                        Invest-
                                Realized/                                                             Ratio of      ment
                               Unrealized                                                             Expenses    Income
           Beginning       Net    Invest-             Net                  Ending              Ending       to        to
                 Net   Invest-       ment         Invest-                     Net                 Net  Average   Average
Year Ended     Asset      ment       Gain            ment  Capital          Asset     Total    Assets      Net       Net
April 30,      Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)   Assets    Assets
---------------------------------------------------------------------------------------------------------------------------
Class A (10/88)
  2005(e)     $10.75      $.26     $  .32  $ .58    $(.26)   $  --  $(.26) $11.07      5.50% $227,203      .81%*    4.78%*
  2004         10.94       .54       (.18)   .36     (.55)      --   (.55)  10.75      3.31   224,903      .82      4.92
  2003         10.83       .57        .12    .69     (.58)      --   (.58)  10.94      6.54   228,695      .81      5.22
  2002         10.70       .59        .11    .70     (.57)      --   (.57)  10.83      6.61   232,260      .81      5.40
  2001         10.33       .57        .36    .93     (.56)      --   (.56)  10.70      9.23   246,468      .87      5.33
  2000         11.43       .56      (1.08)  (.52)    (.56)    (.02)  (.58)  10.33     (4.48)  259,004      .84      5.29
Class B (2/97)
  2005(e)      10.77       .22        .32    .54     (.22)      --   (.22)  11.09      5.09    42,011     1.56*     4.04*
  2004         10.95       .46       (.18)   .28     (.46)      --   (.46)  10.77      2.62    43,771     1.57      4.17
  2003         10.84       .49        .12    .61     (.50)      --   (.50)  10.95      5.73    46,719     1.56      4.47
  2002         10.71       .51        .10    .61     (.48)      --   (.48)  10.84      5.79    43,402     1.56      4.65
  2001         10.34       .49        .36    .85     (.48)      --   (.48)  10.71      8.41    37,370     1.62      4.59
  2000         11.44       .49      (1.09)  (.60)    (.48)    (.02)  (.50)  10.34     (5.21)   32,536     1.59      4.54
Class C (6/93)
  2005(e)      10.75       .23        .32    .55     (.23)      --   (.23)  11.07      5.22    72,127     1.36*     4.23*
  2004         10.93       .48       (.17)   .31     (.49)      --   (.49)  10.75      2.83    71,038     1.37      4.37
  2003         10.82       .51        .12    .63     (.52)      --   (.52)  10.93      5.94    70,466     1.36      4.67
  2002         10.69       .53        .10    .63     (.50)      --   (.50)  10.82      6.01    68,617     1.36      4.85
  2001         10.32       .51        .36    .87     (.50)      --   (.50)  10.69      8.63    68,025     1.42      4.78
  2000         11.42       .51      (1.09)  (.58)    (.50)    (.02)  (.52)  10.32     (5.02)   67,577     1.39      4.73
Class R (2/97)
  2005(e)      10.78       .27        .32    .59     (.27)      --   (.27)  11.10      5.58     6,047      .61*     4.98*
  2004         10.96       .56       (.17)   .39     (.57)      --   (.57)  10.78      3.57     5,534      .62      5.12
  2003         10.85       .59        .12    .71     (.60)      --   (.60)  10.96      6.71     5,177      .61      5.42
  2002         10.71       .61        .12    .73     (.59)      --   (.59)  10.85      6.88     4,449      .60      5.62
  2001         10.34       .59        .36    .95     (.58)      --   (.58)  10.71      9.41     2,546      .67      5.54
  2000         11.44       .59      (1.08)  (.49)    (.59)    (.02)  (.61)  10.34     (4.29)    3,111      .64      5.50
---------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
           Ratios/Supplemental Data
           ----------------------------------------------------
                            After            After Credit/
                       Reimbursement(c)     Reimbursement(d)
ALL-AMERICAN         ------------------   ------------------
                        Ratio                Ratio
                       of Net               of Net
                      Invest-              Invest-
           Ratio of      ment   Ratio of      ment
           Expenses    Income   Expenses    Income
                 to        to         to        to
            Average   Average    Average   Average   Portfolio
Year Ended      Net       Net        Net       Net    Turnover
April 30,    Assets    Assets     Assets    Assets        Rate
---------------------------------------------------------------
Class A (10/88)
  2005(e)       .81%*    4.78%*      .81%*    4.79%*         5%
  2004          .82      4.92        .81      4.92          25
  2003          .81      5.22        .81      5.22          25
  2002          .81      5.40        .80      5.40          29
  2001          .87      5.33        .85      5.35          27
  2000          .84      5.29        .83      5.29          53
Class B (2/97)
  2005(e)      1.56*     4.04*      1.56*     4.04*          5
  2004         1.57      4.17       1.56      4.18          25
  2003         1.56      4.47       1.56      4.47          25
  2002         1.56      4.65       1.55      4.66          29
  2001         1.62      4.59       1.60      4.60          27
  2000         1.59      4.54       1.58      4.55          53
Class C (6/93)
  2005(e)      1.36*     4.23*      1.36*     4.23*          5
  2004         1.37      4.37       1.36      4.37          25
  2003         1.36      4.67       1.36      4.67          25
  2002         1.36      4.85       1.35      4.86          29
  2001         1.42      4.78       1.40      4.80          27
  2000         1.39      4.73       1.38      4.74          53
Class R (2/97)
  2005(e)       .61*     4.98*       .61*     4.98*          5
  2004          .62      5.12        .61      5.12          25
  2003          .61      5.42        .61      5.42          25
  2002          .60      5.62        .60      5.62          29
  2001          .67      5.54        .65      5.56          27
  2000          .64      5.50        .63      5.51          53
---------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended October 31, 2004.

                                See accompanying notes to financial statements.

----
90

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations        Less Distributions
                     ---------------------------  -----------------------                    -----------------------------
                                                                                                         Before Credit/
                                                                                                         Reimbursement
INSURED                                                                                               ------------------
                                                                                                                   Ratio
                                                                                                                  of Net
                                      Net                                                                        Invest-
                                Realized/                                                             Ratio of      ment
                               Unrealized                                                             Expenses    Income
           Beginning       Net    Invest-             Net                  Ending              Ending       to        to
                 Net   Invest-       ment         Invest-                     Net                 Net  Average   Average
Year Ended     Asset      ment       Gain            ment  Capital          Asset     Total    Assets      Net       Net
April 30,      Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)   Assets    Assets
---------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2005(e)     $10.86      $.24      $ .26  $ .50    $(.24)   $  --  $(.24) $11.12      4.69% $198,927      .80%*    4.40%*
  2004         11.19       .49       (.32)   .17     (.50)      --   (.50)  10.86      1.50   200,862      .81      4.43
  2003         10.78       .51        .42    .93     (.52)      --   (.52)  11.19      8.80   193,907      .81      4.66
  2002         10.71       .53        .08    .61     (.54)      --   (.54)  10.78      5.75   142,345      .84      4.86
  2001         10.35       .54        .36    .90     (.54)      --   (.54)  10.71      8.86   120,700      .83      5.10
  2000         11.16       .54       (.79)  (.25)    (.54)    (.02)  (.56)  10.35     (2.19)  109,729      .83      5.09
Class B (2/97)
  2005(e)      10.86       .20        .27    .47     (.20)      --   (.20)  11.13      4.38    42,722     1.55*     3.65*
  2004         11.20       .41       (.34)   .07     (.41)      --   (.41)  10.86       .65    44,231     1.57      3.68
  2003         10.78       .43        .43    .86     (.44)      --   (.44)  11.20      8.07    44,579     1.56      3.91
  2002         10.72       .45        .07    .52     (.46)      --   (.46)  10.78      4.87    30,529     1.59      4.11
  2001         10.35       .46        .37    .83     (.46)      --   (.46)  10.72      8.17    24,161     1.58      4.35
  2000         11.16       .46       (.79)  (.33)    (.46)    (.02)  (.48)  10.35     (2.94)   17,035     1.59      4.35
Class C (9/94)
  2005(e)      10.78       .21        .27    .48     (.21)      --   (.21)  11.05      4.50    34,217     1.35*     3.85*
  2004         11.11       .43       (.33)   .10     (.43)      --   (.43)  10.78       .91    35,547     1.36      3.88
  2003         10.69       .45        .42    .87     (.45)      --   (.45)  11.11      8.31    33,172     1.36      4.10
  2002         10.63       .46        .07    .53     (.47)      --   (.47)  10.69      5.05    21,871     1.39      4.31
  2001         10.26       .48        .36    .84     (.47)      --   (.47)  10.63      8.36    14,858     1.38      4.55
  2000         11.05       .47       (.77)  (.30)    (.47)    (.02)  (.49)  10.26     (2.64)   10,990     1.38      4.54
Class R (12/86)
  2005(e)      10.83       .25        .26    .51     (.25)      --   (.25)  11.09      4.79   634,443      .60*     4.60*
  2004         11.16       .51       (.32)   .19     (.52)      --   (.52)  10.83      1.67   634,616      .61      4.63
  2003         10.74       .53        .43    .96     (.54)      --   (.54)  11.16      9.10   678,397      .61      4.86
  2002         10.68       .55        .06    .61     (.55)      --   (.55)  10.74      5.84   653,220      .64      5.06
  2001         10.31       .56        .37    .93     (.56)      --   (.56)  10.68      9.18   640,759      .63      5.30
  2000         11.11       .56       (.78)  (.22)    (.56)    (.02)  (.58)  10.31     (1.94)  636,872      .63      5.28
---------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
           Ratios/Supplemental Data
           ----------------------------------------------------
                  After            After Credit/
             Reimbursement(c)     Reimbursement(d)
INSURED    ------------------   ------------------
                        Ratio                Ratio
                       of Net               of Net
                      Invest-              Invest-
           Ratio of      ment   Ratio of      ment
           Expenses    Income   Expenses    Income
                 to        to         to        to
            Average   Average    Average   Average   Portfolio
Year Ended      Net       Net        Net       Net    Turnover
April 30,    Assets    Assets     Assets    Assets        Rate
---------------------------------------------------------------
Class A (9/94)
  2005(e)       .80%*    4.40%*      .80%*    4.40%*         7%
  2004          .81      4.43        .81      4.43          16
  2003          .81      4.66        .80      4.66          31
  2002          .84      4.86        .84      4.87          35
  2001          .83      5.10        .82      5.11          20
  2000          .83      5.09        .83      5.09          44
Class B (2/97)
  2005(e)      1.55*     3.65*      1.55*     3.65*          7
  2004         1.57      3.68       1.56      3.69          16
  2003         1.56      3.91       1.55      3.91          31
  2002         1.59      4.11       1.59      4.12          35
  2001         1.58      4.35       1.57      4.35          20
  2000         1.59      4.35       1.58      4.35          44
Class C (9/94)
  2005(e)      1.35*     3.85*      1.35*     3.85*          7
  2004         1.36      3.88       1.36      3.88          16
  2003         1.36      4.10       1.35      4.11          31
  2002         1.39      4.31       1.39      4.32          35
  2001         1.38      4.55       1.37      4.56          20
  2000         1.38      4.54       1.38      4.54          44
Class R (12/86)
  2005(e)       .60*     4.60*       .60*     4.60*          7
  2004          .61      4.63        .61      4.63          16
  2003          .61      4.86        .60      4.87          31
  2002          .64      5.06        .64      5.07          35
  2001          .63      5.30        .62      5.31          20
  2000          .63      5.28        .62      5.29          44
---------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended October 31, 2004.

                                See accompanying notes to financial statements.

----
91

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                   Investment Operations        Less Distributions
                                ---------------------------  -----------------------                    ----------


INTERMEDIATE DURATION



                                                 Net
                                           Realized/
                      Beginning       Net Unrealized             Net                  Ending                Ending
                            Net   Invest-    Invest-         Invest-                     Net                   Net
Year Ended                Asset      ment  ment Gain            ment  Capital          Asset     Total      Assets
April 30,                 Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)       (000)
-------------------------------------------------------------------------------------------------------------------
Class A (6/95)
  2005(e)                 $9.01      $.18      $ .24  $ .42    $(.17)   $  --  $(.17)  $9.26      4.74% $  244,085
  2004                     9.32       .39       (.22)   .17     (.41)    (.07)  (.48)   9.01      1.86     234,434
  2003                     9.27       .44        .10    .54     (.44)    (.05)  (.49)   9.32      5.85     269,694
  2002                     9.23       .45        .05    .50     (.45)    (.01)  (.46)   9.27      5.54     258,363
  2001                     8.91       .45        .33    .78     (.45)    (.01)  (.46)   9.23      8.99     192,021
  2000                     9.57       .45       (.65)  (.20)    (.45)    (.01)  (.46)   8.91     (2.02)    116,621
Class B (2/97)
  2005(e)                  9.02       .14        .25    .39     (.14)      --   (.14)   9.27      4.32      37,382
  2004                     9.33       .32       (.22)   .10     (.34)    (.07)  (.41)   9.02      1.07      37,167
  2003                     9.27       .37        .10    .47     (.36)    (.05)  (.41)   9.33      5.15      35,116
  2002                     9.23       .38        .05    .43     (.38)    (.01)  (.39)   9.27      4.73      18,837
  2001                     8.91       .38        .34    .72     (.39)    (.01)  (.40)   9.23      8.19      12,912
  2000                     9.57       .39       (.66)  (.27)    (.38)    (.01)  (.39)   8.91     (2.78)     11,560
Class C (6/95)
  2005(e)                  9.02       .15        .25    .40     (.15)      --   (.15)   9.27      4.42      64,364
  2004                     9.33       .34       (.22)   .12     (.36)    (.07)  (.43)   9.02      1.27      62,461
  2003                     9.27       .39        .10    .49     (.38)    (.05)  (.43)   9.33      5.35      48,890
  2002                     9.22       .40        .06    .46     (.40)    (.01)  (.41)   9.27      5.05      31,690
  2001                     8.90       .40        .33    .73     (.40)    (.01)  (.41)   9.22      8.36      18,421
  2000                     9.57       .40       (.66)  (.26)    (.40)    (.01)  (.41)   8.90     (2.71)      6,920
Class R (11/76)
  2005(e)                  9.02       .19        .24    .43     (.18)      --   (.18)   9.27      4.83   2,370,196
  2004                     9.33       .41       (.22)   .19     (.43)    (.07)  (.50)   9.02      2.06   2,373,846
  2003                     9.28       .46        .09    .55     (.45)    (.05)  (.50)   9.33      6.05   2,557,682
  2002                     9.24       .47        .05    .52     (.47)    (.01)  (.48)   9.28      5.74   2,550,022
  2001                     8.91       .47        .34    .81     (.47)    (.01)  (.48)   9.24      9.32   2,531,085
  2000                     9.58       .47       (.66)  (.19)    (.47)    (.01)  (.48)   8.91     (1.93)  2,495,259
-------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                          Ratios/Supplemental Data
                      -------------------------------------------------------------------------
                         Before Credit/           After            After Credit/
                         Reimbursement       Reimbursement(c)     Reimbursement(d)
INTERMEDIATE DURATION ------------------   ------------------   ------------------
                                   Ratio                Ratio                Ratio
                                  of Net               of Net               of Net
                                 Invest-              Invest-              Invest-
                      Ratio of      ment   Ratio of      ment   Ratio of      ment
                      Expenses    Income   Expenses    Income   Expenses    Income
                            to        to         to        to         to        to
                       Average   Average    Average   Average    Average   Average   Portfolio
Year Ended                 Net       Net        Net       Net        Net       Net    Turnover
April 30,               Assets    Assets     Assets    Assets     Assets    Assets        Rate
------------------------------------------------------------------------------------------------
Class A (6/95)
  2005(e)                  .77%*    3.88%*      .77%*    3.88%*      .77%*    3.88%*        21%
  2004                     .78      4.23        .78      4.23        .78      4.24          63
  2003                     .79      4.67        .79      4.67        .79      4.67          28
  2002                     .80      4.83        .80      4.83        .79      4.83          15
  2001                     .79      4.90        .79      4.90        .78      4.91           9**
  2000                     .80      5.01        .80      5.01        .79      5.02          13
Class B (2/97)
  2005(e)                 1.52*     3.13*      1.52*     3.13*      1.52*     3.13*         21
  2004                    1.53      3.48       1.53      3.48       1.53      3.48          63
  2003                    1.54      3.93       1.54      3.93       1.53      3.93          28
  2002                    1.55      4.08       1.55      4.08       1.54      4.09          15
  2001                    1.54      4.15       1.54      4.15       1.53      4.16           9**
  2000                    1.55      4.27       1.55      4.27       1.54      4.28          13
Class C (6/95)
  2005(e)                 1.32*     3.33*      1.32*     3.33*      1.32*     3.33*         21
  2004                    1.33      3.66       1.33      3.66       1.33      3.67          63
  2003                    1.34      4.12       1.34      4.12       1.34      4.13          28
  2002                    1.35      4.28       1.35      4.28       1.34      4.28          15
  2001                    1.34      4.35       1.34      4.35       1.33      4.36           9**
  2000                    1.35      4.47       1.35      4.47       1.34      4.48          13
Class R (11/76)
  2005(e)                  .57*     4.08*       .57*     4.08*       .57*     4.08*         21
  2004                     .58      4.44        .58      4.44        .58      4.44          63
  2003                     .59      4.87        .59      4.87        .59      4.87          28
  2002                     .60      5.03        .60      5.03        .59      5.03          15
  2001                     .59      5.11        .59      5.11        .58      5.11           9**
  2000                     .59      5.21        .59      5.21        .59      5.22          13
------------------------------------------------------------------------------------------------

*  Annualized.
** The cost of securities acquired in the acquisition of Nuveen Intermediate
   Municipal Bond Fund of $53,652,345 were excluded from the portfolio turnover rate calculation.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended October 31, 2004.

                                See accompanying notes to financial statements.

----
92

Selected data for a share outstanding throughout each period:


Class (Commencement Date)
                        Investment Operations       Less Distributions
                     ---------------------------  ----------------------                    -----------------------------
                                                                                                        Before Credit/
                                                                                                        Reimbursement
LIMITED TERM                                                                                         ------------------
                                                                                                                  Ratio
                                                                                                                 of Net
                                                                                                                Invest-
                                      Net                                                            Ratio of      ment
                                Realized/                                                            Expenses    Income
           Beginning       Net Unrealized             Net                 Ending              Ending       to        to
                 Net   Invest-    Invest-         Invest-                    Net                 Net  Average   Average
Year Ended     Asset      ment  ment Gain            ment  Capital         Asset     Total    Assets      Net       Net
April 30,      Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)     (000)   Assets    Assets
--------------------------------------------------------------------------------------------------------------------------
Class A (10/87)
  2005(e)     $10.78      $.18      $ .10  $ .28    $(.17)     $-- $(.17) $10.89      2.66% $503,565      .72%*    3.26%*
  2004         10.86       .37       (.10)   .27     (.35)      --  (.35)  10.78      2.53   523,396      .73      3.36
  2003         10.72       .42        .16    .58     (.44)      --  (.44)  10.86      5.52   508,735      .73      3.85
  2002         10.63       .48        .10    .58     (.49)      --  (.49)  10.72      5.54   405,542      .75      4.46
  2001         10.35       .49        .28    .77     (.49)      --  (.49)  10.63      7.62   359,383      .76      4.65
  2000         10.89       .49       (.55)  (.06)    (.48)      --  (.48)  10.35      (.57)  382,808      .73      4.63
Class C (12/95)
  2005(e)      10.76       .16        .11    .27     (.16)      --  (.16)  10.87      2.49   343,274     1.07*     2.91*
  2004         10.84       .33       (.09)   .24     (.32)      --  (.32)  10.76      2.20   355,503     1.08      3.01
  2003         10.70       .37        .18    .55     (.41)      --  (.41)  10.84      5.18   330,728     1.08      3.45
  2002         10.61       .44        .10    .54     (.45)      --  (.45)  10.70      5.20   148,198     1.09      4.11
  2001         10.34       .45        .28    .73     (.46)      --  (.46)  10.61      7.16    75,476     1.11      4.30
  2000         10.87       .45       (.54)  (.09)    (.44)      --  (.44)  10.34      (.82)   77,228     1.08      4.28
Class R (2/97)
  2005(e)      10.74       .19        .11    .30     (.19)      --  (.19)  10.85      2.78    15,665      .52*     3.45*
  2004         10.82       .39       (.09)   .30     (.38)      --  (.38)  10.74      2.77    11,931      .53      3.56
  2003         10.68       .43        .18    .61     (.47)      --  (.47)  10.82      5.77     8,308      .53      3.99
  2002         10.60       .50        .09    .59     (.51)      --  (.51)  10.68      5.70     3,219      .52      4.64
  2001         10.33       .51        .28    .79     (.52)      --  (.52)  10.60      7.78       384      .56      4.84
  2000         10.87       .51       (.55)  (.04)    (.50)      --  (.50)  10.33      (.35)      335      .53      4.81
--------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
           Ratios/Supplemental Data
           ----------------------------------------------------
                                      After            After Credit/
                                 Reimbursement(c)     Reimbursement(d)
LIMITED TERM                   ------------------   ------------------
                        Ratio                Ratio
                       of Net               of Net
                      Invest-              Invest-
           Ratio of      ment   Ratio of      ment
           Expenses    Income   Expenses    Income
                 to        to         to        to
            Average   Average    Average   Average   Portfolio
Year Ended      Net       Net        Net       Net    Turnover
April 30,    Assets    Assets     Assets    Assets        Rate
---------------------------------------------------------------
Class A (10/87)
  2005(e)       .72%*    3.26%*      .72%*    3.26%*        13%
  2004          .73      3.36        .73      3.36          29
  2003          .73      3.85        .72      3.86          31
  2002          .75      4.46        .73      4.47          26
  2001          .76      4.65        .76      4.65          22
  2000          .73      4.63        .73      4.63          37
Class C (12/95)
  2005(e)      1.07*     2.91*      1.07*     2.91*         13
  2004         1.08      3.01       1.08      3.01          29
  2003         1.08      3.45       1.08      3.46          31
  2002         1.09      4.11       1.08      4.12          26
  2001         1.11      4.30       1.11      4.30          22
  2000         1.08      4.28       1.08      4.28          37
Class R (2/97)
  2005(e)       .52*     3.45*       .52*     3.45*         13
  2004          .53      3.56        .53      3.56          29
  2003          .53      3.99        .53      3.99          31
  2002          .52      4.64        .51      4.65          26
  2001          .56      4.84        .56      4.85          22
  2000          .53      4.81        .53      4.81          37
---------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)For the six months ended October 31, 2004.

                                See accompanying notes to financial statements.

----
93

                                     Notes

--------------------------------------------------------------------------------
94

                                     Notes

--------------------------------------------------------------------------------
95

                                     Notes

--------------------------------------------------------------------------------
96

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  Fund Information
================================================================================


   Fund Manager          Legal Counsel              Transfer Agent and
   Nuveen Advisory Corp. Chapman and Cutler LLP     Shareholder Services
   333 West Wacker Drive Chicago, IL                Boston Financial
   Chicago, IL 60606                                Data Services, Inc.
                         Independent Registered     Nuveen Investor Services
                         Public Accounting Firm     P.O. Box 8530
                         PricewaterhouseCoopers LLP Boston, MA 02266-8530
                         Chicago, IL                (800) 257-8787

                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions. Average Duration: Duration is a measure of the sensitivity of a bond or bond fund's value to changes when interest rates change. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
SEC 30-Day Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.



================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments and (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30; are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
97

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf


    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $107 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments


   MSA-NAT-1004D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Schedule I in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment hereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/mf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date January 5, 2005
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date January 5, 2005
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date January 5, 2005
     ----------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.